Exhibit 4.6

A330

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.
as Seller

AND

CHINA SOUTHERN AIRLINES COMPANY LIMITED
as Buyer

CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT
TRADING CORPORATION
as Consenting Party

Buyer’s Reference: 07HMB2017FR
Seller’s Reference: 337.0045/07

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CONTENTS

CLAUSES	TITLES

0	DEFINITIONS AND INTERPRETATION	5

1	SALE AND PURCHASE	9

2	SPECIFICATION	10

3	PRICES	12

4	PRICE REVISION	15

5	PAYMENTS	16

6	MANUFACTURE PROCEDURE - INSPECTION	22

7	CERTIFICATION	23

8	BUYER'S TECHNICAL ACCEPTANCE	25

9	DELIVERY	27

10	EXCUSABLE DELAY	29

11	NON-EXCUSABLE DELAY	31

12	WARRANTIES AND SERVICE LIFE POLICY	32

13	PATENT AND COPYRIGHT INDEMNITY	48

14	TECHNICAL DATA AND SOFTWARE SERVICES	51

15	SELLER REPRESENTATIVES	59

16	TRAINING AND TRAINING AIDS	62

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT	78

18	BUYER FURNISHED EQUIPMENT	79

19	INDEMNIFICATION AND INSURANCE	82

20	TERMINATION	85

21	ASSIGNMENTS AND TRANSFERS	87

22	MISCELLANEOUS PROVISIONS	88

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CONTENTS

EXHIBITS	TITLES

Exhibit A	SPECIFICATION

Exhibit B	FORM OF SPECIFICATION CHANGE NOTICE

Exhibit C	PART 1 AIRFRAME PRICE REVISION FORMULA
PART 2 PROPULSION SYSTEMS PRICE REVISION FORMULA

Exhibit D	FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit E	FORM OF BILL OF SALE

Exhibit F	SERVICE LIFE POLICY - ITEMS OF PRIMARY STRUCTURE

Exhibit G	TECHNICAL DATA INDEX

Exhibit H	MATERIAL SUPPLY AND SERVICES

Exhibit I	LICENSES AND ON LINE SERVICES

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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A330 PURCHASE AGREEMENT

This A330 Purchase Agreement (the "Agreement") is made as of 24 th day of October,            2007

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, legal successor of Airbus S.N.C., formerly known as Airbus G.I.E. [and Airbus Industrie G.I.E.] created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the "Seller"),

and

CHINA SOUTHERN AIRLINES COMPANY LIMITED a company organised under the laws of the People’s Republic of China,  having its principal place of business at Baiyun Airport, Guangzhou 510405, People's Republic of China (the “Buyer”),

and

CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION, a company organised under the laws of the People’s Republic of China,  having its principal place of business at Jichang Road No. 272, Guangzhou 510405, , People's Republic of China (the “Consenting Party”).

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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0.	DEFINITIONS AND INTERPRETATION

0.1	In addition to words and terms elsewhere defined in this Agreement, the initially capitalized words and terms used in this Agreement shall have the meaning set out below.

Affiliate	means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

Airbus|Spares	has the meaning set forth in Part 3 of Exhibit I.

Airbus|World	has the meaning set forth in Part 2 of Exhibit I.

Aircraft
means an Airbus A330-200 aircraft delivered under this Agreement, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery.

Aircraft Training Services
means any flight support services including but not limited to any and all training courses, flight training, flight assistance, line training, line assistance and more generally all flights of any kind performed by the Seller, its agents, employees or subcontractors, and maintenance support, maintenance training (including Practical Training), training support of any kind performed on aircraft and provided to the Buyer pursuant to this Agreement.

Airframe	means the Aircraft excluding the Propulsion Systems.

Airframe Base Price	has the meaning set out in Clause 3.1.

Airframe Price Revision Formula	is set out in Part 1 of Exhibit C.

Aviation Authority
means when used in respect of any jurisdiction the government entity, which under the laws of such jurisdiction has control over civil aviation or the registration, airworthiness or operation of aircraft in such jurisdiction.

Balance of Final Price	has the meaning set out in Clause 5.4.1.

Base Price	means the sum of the Airframe Base Price and the Propulsion Systems Base Price.

Bill of Sale	has the meaning set out in Clause 9.2.2.

Business Day
means a day, other than a Saturday or Sunday, on which business of the kind contemplated by this Agreement is carried on in France, in Germany and in the Buyer's country or, where used in relation to a payment, which is a day on which banks are open for business in France, in Germany, in the Buyer's country and in New York, as appropriate.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Buyer Furnished Equipment	has the meaning set out in Clause 18.1.1.

Certificate of Acceptance	has the meaning set out in Clause 8.3.

Contractual Definition Freeze or CDF	has the meaning set out in Clause 2.4.2.

Customization Milestones Chart	has the meaning set out in Clause 2.4.1.

Default Rate	means the rate of Default Interests as defined in Clause 5.7.

Delivery	means the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date	means the date on which Delivery shall occur.

Delivery Location	means the facilities of the Seller at the location of final assembly of the Aircraft.

Excusable Delay	has the meaning set out in Clause 10.1.

Export Airworthiness Certificate	means an export certificate of airworthiness issued by the Aviation Authority of the Delivery Location.

Final Price	has the meaning set out in Clause 3.3

General Terms and Conditions or GTC	means the General Terms and Conditions of Access to and Use of the Secure Area of Airbus|World set forth in Part 4 to Exhibit I.

Goods and Services	means any goods and services that may be purchased by the Buyer from the Seller, excluding Aircraft.

Gross Negligence	means any act or omission done with intent to cause damage or recklessly and with knowledge that damage would probably result.

Ground Training Services
means all training courses performed in classrooms (classical or Airbus CBT courses), full flight simulator sessions, fixed base simulator sessions, field trips and any other services provided to the Buyer on the ground pursuant to this Agreement and which are not Aircraft Training Services.

Manufacture Facilities	means the various manufacture facilities of the Seller, its Affiliates or any sub-contractor, where the Airframe or its parts are manufactured or assembled.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Manufacturer Specification
Change Notice or MSCN	has the meaning set out in Clause 2.2.2.1.

Material	has the meaning set out in Clause 1.2 of Exhibit H.

Non-Excusable Delay	has the meaning set out in Clause 11.1.

Predelivery Payment	means the payment(s) determined in accordance with Clause 5.3.

Propulsion Systems	has the meaning set out in Clause 2.3.

Propulsion Systems Base
Price	means the price of a set of Propulsion Systems as set out in Clause 3.2.

Propulsion Systems
Reference Price	means the reference price of a set of Propulsion Systems as set out in Part 2 of Exhibit C.

Propulsion Systems
Manufacturer	means the manufacturer of the Propulsion Systems as set out in Clause 2.3.

Propulsion Systems Price	is set out in Part 2 of Exhibit C.
Revision Formula

Ready for Delivery	means the time when (i) the Technical Acceptance Process has been successfully completed and (ii) the Export Airworthiness Certificate has been issued.

Scheduled Delivery Month	has the meaning set out in Clause 9.1.

Secure Area	has the meaning set forth in Part 2 of Exhibit I.

Seller Furnished
Equipment or SFE	corresponds to items of equipment that are identified in the
Specification as being furnished by the Seller.

Seller Representatives	means the representatives of the Seller referred to in Clause 15.2.

Seller Representatives
Services	means the services provided by the Seller to the Buyer and from the Buyer to the Seller pursuant to Clause 15.

Seller Service Life Policy	has the meaning set out in Clause 12.2.

Spare Parts	means the items of equipment and material that may be provided pursuant to Exhibit H.

Specification Change
Notice or SCN	means an agreement in writing between the parties to amend the Specification pursuant to Clause 2.

Specification	means either (a) the Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the Standard Specification as amended by all applicable SCNs.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Standard Specification	means the A standard specification document number Issue dated a copy of which has been annexed hereto as Exhibit A.

Supplier	has the meaning set out in Clause 12.3.1.1.

Supplier Part	has the meaning set out in Clause 12.3.1.2.

Supplier Product
Support Agreement	has the meaning set out in Clause 12.3.1.3.

Technical Data	has the meaning set out in Clause 14.1.

Total Loss	has the meaning set out in Clause 10.4.

Type Certificate	has the meaning set out in Clause 7.1.

Warranted Part	has the meaning set out in Clause 12.1.1.

0.2	Clause headings and the Index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

0.3	In this Agreement unless the context otherwise requires:

(a)
references to Clauses, Appendices and Exhibits are to be construed as references to the Clauses of, and Appendices, and Exhibits to this Agreement and references to this Agreement include its Schedules, Exhibits and Appendices;

(b)	words importing the plural shall include the singular and vice versa; and

(c)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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1	SALE AND PURCHASE

The Seller shall sell and deliver and the Buyer shall buy and take delivery of ten (10) A330-200 Aircraft together with Spare Parts on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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2.	SPECIFICATION

2.1	Airframe Specification

Each of the Aircraft shall be manufactured in accordance with the respective Standard Specification Document (the “Standard Specification”) with the following corresponding design weights:

***

2.2	Specification Amendment

The parties understand and agree that the Specification may be further amended following signature of this Agreement as set forth hereunder.

2.2.1	Specification Change Notice

The Specification may be amended by written agreement between the parties in a Specification Change Notice (SCN). Each SCN shall be substantially in the form set out in Exhibit B and shall set out the SCN’s Aircraft applicability and shall also set forth, in detail, the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby and on the text of the Specification. A SCN may result in an adjustment of the Base Price, which adjustment, if any, shall be specified in the SCN.

2.2.2	Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth hereunder.

Such development changes shall not adversely affect price, time of delivery, weight or performance of the aircraft, interchangeability or replaceability requirements under the Specification.

2.2.2.1	Manufacturer Specification Changes Notices

The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the form set out in Exhibit B hereto and shall set out the MSCN’s Aircraft applicability as well as, in detail, the particular change to be made to the Specification and the effect, if any, of such change on performance, weight, Base Price, Delivery Date of the Aircraft affected thereby and interchangeability or replaceability requirements under the Specification.

Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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2.2.2.2
In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse affect on any of the elements as set forth in 2.2.2.1 above, such revision shall be performed by the Seller without the Buyer’s consent.

In such cases, the Seller shall provide to the Buyer the details of all changes in an adapted format and on a regular basis.

2.3	Propulsion Systems

The Airframe shall be equipped with a set of two (2) :
-	ROLLS-ROYCE model RB211-TRENT 772B propulsion system including equipment, nacelles and thrust reversers or,
-	GENERAL ELECTRICS model CFE-80E1-A3 propulsion system including equipment, nacelles and thrust reversers, or
-	PRATT & WHITNEY model PW4168A propulsion system including equipment, nacelles and thrust reversers.

(each upon selection referred to as the “Propulsion Systems”).

Propulsion Systems’ selection shall be made at the latest on the first day of the 15th month prior to the scheduled delivery month of the first Aircraft. If the Buyer does not select its Propulsion Systems’ type within the specified timeframe, in addition to its other rights, Airbus will have the right to defer the Scheduled Delivery Months of the Aircraft.

2.4	Milestones

2.4.1	Customization Milestones Chart

Within *** following signature of the Agreement, the Seller shall provide the Buyer with a Customization Milestones Chart setting the minimum lead times prior to the Scheduled Delivery Month of the Aircraft, when an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the catalogues of Specification change options made available by the Seller (the “Customization Milestone Chart”).

2.4.2	Contractual Definition Freeze

The Customization Milestone Chart shall in particular define the Contractual Definition Freeze (“CDF”) date, corresponding to the latest date prior to an Aircraft Scheduled Delivery Month by which all SCNs need to have been executed by the Buyer to enable their incorporation into the manufacturing of the Aircraft.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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3	PRICES

3.1	Airframe Base Price

3.1.1	The Airframe Base Price is the sum of:

(i)	the base price of the Airframe as defined in the Standard Specification excluding Buyer Furnished Equipment, which is :

USD ***

***

(ii)	a budgetary sum for specification change notices (SCN), which is :

USD ***

***

3.1.2	The Airframe Basic Price is expressed in United States Dollars (USD) ***

3.2	Propulsion Systems Base Price

3.2.1	General Electrics Propulsion System

The Basic Price of the General Electrics Propulsion System is the Basic Price of a set of two (2) GENERAL ELECTRICS model CFE-80E1-A3 propulsion system including equipment, nacelles and thrust reversers, which is:

USD ***
***

***

***

3.2.2	PRATT & WHITNEY Propulsion System

The Basic Price of the PRATT & WHITNEY Propulsion System is the Basic Price of a set of two (2) PRATT & WHITNEY model PW4168A propulsion system including equipment, nacelles and thrust reversers, which is:

USD ***
***

***

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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3.2.3	ROLLS ROYCE Propulsion System

The Basic Price of the ROLLS ROYCE Propulsion System is the Basic Price of a set of two (2) ROLLS ROYCE model RB211-TRENT 772B propulsion system including equipment, nacelles and thrust reversers, which is:

USD ***
***

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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3.3	Final Price

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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4.	PRICE REVISION

4.1	Revision of Airframe Base Price

The Airframe Base Price is subject to revision in accordance with the Airframe Price Revision Formula up to and including the Delivery Date as set forth in Part 1 of Exhibit C

4.2	Revision of Propulsion Systems Reference Price

4.2.1
The Propulsion Systems Reference Price is subject to revision in accordance with the Propulsion Systems Price Revision Formula up to and including the Delivery Date, as set forth in Part 2 of Exhibit C.

4.2.2	Modification of Propulsion Systems Reference Price and Propulsion Systems Price Revision Formula

The Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula are based on information received from the Propulsions Systems Manufacturer and are subject to amendment by the Propulsion Systems Manufacturer at any time prior to the Delivery Date.  If the Propulsion Systems Manufacturer makes any such amendment, the amendment shall be automatically incorporated into this Agreement and the Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula shall be adjusted accordingly. The Seller agrees to notify the Buyer as soon as it receives notice of any such amendment from the Propulsion Systems Manufacturer.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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5	PAYMENTS

5.1	Seller's Account

***

5.2	Commitment Fee

Intentionally deleted.

5.3	Predelivery Payments

5.3.1	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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5.3.2	***

5.3.3	***

5.3.4	***.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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5.3.5	***.

5.4	Balance of Final Price

5.4.1	***

5.4.2	Upon receipt of the Seller’s invoice, and immediately prior to Delivery, the Buyer shall pay to the Seller the Balance of Final Price.

5.5	Other Charges

***

5.6	Method of Payment

5.6.1	All payments provided for in this Agreement shall be made in United States Dollars (USD) in immediately available funds.

5.6.2
All payments due to the Seller hereunder shall be made in full, without set-off, counterclaim, deduction or withholding of any kind.  Consequently, the Buyer shall procure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature.  If the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall be equal to the amounts which would have been received in the absence of such deduction or withholding and pay to the relevant taxation or other authorities within the period for payment permitted by applicable law, the full amount of the deduction or withholding.

5.7	Default Interest

If any payment due to the Seller under this Agreement including but not limited to any Predelivery Payment, commitment fee, option fees for the Aircraft as well as any payment due to the Seller for any spare parts, data, documents, training and services, is not received on the due date, without prejudice to the Seller's other rights under this Agreement and at law, the Seller shall be entitled to interest for late payment calculated on the amount due from and including the due date of payment up to and including the date when the payment is received by the Seller at a rate equal to ***

***

5.8	Taxes

5.8.1
The amounts stated in this Agreement to be payable by the Buyer are exclusive of value added tax ("VAT") chargeable under the laws of the Delivery Location and accordingly the Buyer shall pay any VAT chargeable in respect of supplies to the Buyer as contemplated by this Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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5.8.2
The Seller shall pay all other taxes, duties or similar charges of any nature whatsoever levied, assessed, charged or collected for or in connection with the  manufacture, assembly, sale and delivery under this Agreement of any of the Aircraft, services, instructions and data delivered or furnished hereunder provided such charges have been promulgated and are enforceable under the laws of the Delivery Location.

5.8.3
The Buyer shall bear the costs of and pay any and all taxes, duties or similar charges of any nature whatsoever not assumed by the Seller under Clause 5.8.2 including but not limited to any duties or taxes due upon or in relation to the importation or registration of the Aircraft in the Buyer's country and/or any withholdings or deductions levied or required in the Buyer's country in respect of the payment to the Seller of any amount due by the Buyer hereunder.

5.9	Proprietary Interest

The Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

5.10	Set-Off

The Seller may set-off any matured obligation owed by the Buyer to the Seller and/or its Affiliates against any obligation (whether or not matured) owed by the Seller to the Buyer, regardless of the place of payment or currency (it being understood that if this obligation is unascertainable it may be estimated and the set-off made in respect of such estimate).

5.11	Cross-Collateralisation

5.11.1
The Buyer hereby agrees that, notwithstanding any provision to the contrary in  this Agreement, in the event that the Buyer should fail to make any material payment owing under this Agreement or under any other agreement between the Buyer and the Seller and/or any of their respective Affiliates (the “Other Agreement”), the Seller may:

(i)
withhold payment to the Buyer or its Affiliates of any sums that may be due to or claimed by the Buyer or its Affiliates from the Seller or its Affiliates pursuant to this Agreement or any Other Agreement, including Predelivery Payments, unless or until the default under this Agreement or the Other Agreement is cured or remedied; and

(ii)
apply any amount of any Predelivery Payment it then holds under this Agreement in respect of any of the Aircraft as well as any other monies held pursuant to any Other Agreement (collectively the “Relevant Amounts”) in such order as the Seller deems appropriate in satisfaction of any amounts due and unpaid by the Buyer or its Affiliates and to compensate for any losses and/or damages the Seller or its Affiliates may suffer as a result of the Buyer’s or its Affiliates’ failure to make payments in a timely manner under this Agreement or any Other Agreement. The Buyer acknowledges that  the application of any of the Relevant Amounts as aforesaid may result in the Buyer or its Affiliates being in default (unless such default is otherwise cured or remedied) in relation to the agreement in respect of which such Relevant Amounts were originally granted or required to be paid, as the case may be.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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The rights granted to the Seller in the preceding paragraphs (i) and (ii)  are without prejudice and are in addition to and shall not be deemed a waiver of any other rights and remedies the Seller or its Affiliates may have at law or under this Agreement or any Other Agreement, including the right of set-off.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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5.11.2
In the event that the Seller applies any amount of any Predelivery Payment it then holds under this Agreement in respect of any of the Aircraft in satisfaction of the amount due and unpaid by the Buyer or its Affiliates or to compensate for losses and/or damages to the Seller or its Affiliates as a result of the Buyer’s or its Affiliates’ failure to make payment in a timely manner under the Agreement or any Other Agreement, then the Seller shall notify the Buyer to that effect. Within three (3) working days of issuance of such notification, the Buyer shall pay by wire transfer of funds immediately available to the Seller the amount of the Predelivery Payment that has been applied by the Seller as set forth above.

Failure of the Buyer to pay such amount in full, shall entitle the Seller to (i) collect interest on such unpaid amount in accordance with Clause 5.7 hereof from the fourth (4th) working day following the Seller’s written request to the Buyer for such  payment and (ii) treat such failure as an additional termination event for which the Seller shall be entitled to the remedies available under Clause 20.2 of the Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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6	MANUFACTURE PROCEDURE – INSPECTION

6.1	Manufacture Procedure

The Airframe shall be manufactured in accordance with the relevant requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

6.2	Inspection

6.2.1
Subject to providing the Seller with certificates evidencing compliance with the insurance requirements set forth in Clause 19, the Buyer or its duly authorised representatives (the "Buyer's Inspector(s)") shall be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe on the following terms and conditions;

(i)
any inspection shall be made according to a procedure to be agreed upon with the Buyer but shall be conducted pursuant to the Seller’s own system of inspection as developed under the supervision of the relevant Aviation Authority;

(ii)	the Buyer's Inspector(s) shall have access to such relevant technical data as is reasonably necessary for the purpose of the inspection;

(iii)
any inspection and any related discussions with the Seller and other relevant personnel by the Buyer's Inspector(s) shall be at reasonable times during business hours and shall take place in the presence of relevant inspection department personnel of the Seller;

(iv)
the inspections shall be performed in a manner not to unduly  delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2	Location of Inspections

The Buyer's Inspector(s) shall be entitled to conduct any such inspection at the relevant Manufacture Facility of the Seller or the Affiliates and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available elsewhere.

6.3	Seller's Service for Buyer's Inspector(s)

For the purpose of the inspections, and commencing with the date of this Agreement until the Delivery Date, the Seller shall furnish without additional charge suitable space and office equipment (including telephone, internet access, and shared fax and copy machines) in or conveniently located with respect to the Delivery Location for the use of a reasonable number of Buyer's Inspector(s).

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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7	CERTIFICATION

7.1	Type Certification

The Aircraft has been type certificated under European Aviation Safety Agency (EASA) procedures for joint certification in the transport category.  The Seller has obtained the relevant type certificate (the "Type Certificate") to allow the issuance of the Export Airworthiness Certificate and its acceptance by the Buyer’s Aviation Authorities (“CAAC”). Reference for validation of Type Certification to regulation of AP-21-01R1 of CAAC.

7.2	Export Airworthiness Certificate

7.2.1	The Aircraft shall be delivered to the Buyer with an Export Airworthiness Certificate.

7.2.2
If, any time before the date on which the Aircraft is Ready for Delivery, any law or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law or regulation is issued which requires any change to the Specification for the purposes of obtaining the Export Airworthiness Certificate (a "Change in Law"), the Seller shall make the required variation or modification and the parties hereto shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery, price of the Aircraft and text of the Specification.

7.2.3
The Seller shall as far as practicable (but at its sole discretion and without prejudice to Clause 7.3.1 (ii)) take into account the information available to it concerning any proposed law, regulation or interpretation which could become a Change in Law in order to minimise the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective prior to the Aircraft being Ready for Delivery.

7.3	Costs of SCNs for Certification

7.3.1	The costs of implementing the variation or modification referred to in Clause 7.2.2 above shall be

(i)	for the account of the Seller if the Change in Law became effective prior to the date of this Agreement;

(ii)	shared equally between the Seller and the Buyer if the Change in Law became effective after the date of this Agreement.

7.3.2
Notwithstanding the provisions of sub-Clauses 7.3.1 (i) and (ii), if the Change in Law relates to the Propulsion Systems, the costs shall be borne in accordance with such arrangements as may be made separately between the Buyer and the Propulsion Systems Manufacturer.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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7.4	Validation of the Export Airworthiness Certificate

7.4.1	The Seller shall endeavour to obtain the validation of the Export Airworthiness Certificate by the Buyer's Aviation Authority.

7.4.2
Where the Buyer's Aviation Authority requires a modification to comply with additional import aviation requirements and/or supply of additional data prior to the issuance of the Export Airworthiness Certificate, the Seller shall incorporate such modification and/or provide such data at costs to be borne by the Buyer. The parties shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery and price of the Aircraft.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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8	BUYER'S TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1
Prior to Delivery the Aircraft shall undergo a technical acceptance process, proposed by the Seller (the "Technical Acceptance Process"). Completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft and shall be deemed to demonstrate compliance with the Specification. Should it be established that the Aircraft does not comply with the Technical Acceptance Process requirements, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance.

8.1.2	The Technical Acceptance Process shall:

(i)	commence on a week notified by the Seller to the Buyer by no less than forty-five (45) days notice;

(ii)	take place at the Delivery Location;

(iii)	be carried out by the personnel of the Seller;

(iv)	include a technical acceptance flight which shall not exceed a period of three (3) hours.

8.2	Buyer's Attendance

8.2.1	The Buyer shall be entitled to elect to attend the Technical Acceptance Process.

8.2.2	If the Buyer elects to attend the Technical Acceptance Process, the Buyer;

(i)	shall co-operate in complying with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within *** business days after its commencement;

(ii)
may have a maximum of *** of the Buyer’s representatives (with no more than *** such representatives having access to the cockpit at any one time) accompany the Seller’s representatives on a technical acceptance flight and during such flight the Buyer’s representatives shall comply with the instructions of the Seller’s representatives.

8.2.3
If the Buyer does not attend and/or fails to co-operate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process and the Buyer shall be deemed to have accepted the Technical Acceptance Process as satisfactory in all respects.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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8.3	Certificate of Acceptance

Upon successful completion of the Technical Acceptance Process, the Buyer shall, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the "Certificate of Acceptance").

8.4	Aircraft Utilisation

The Seller shall, without payment or other liability, be entitled to use the Aircraft prior to Delivery as may be necessary to obtain the certificates required under Clause 7, and such use shall not prejudice the Buyer's obligation to accept Delivery of the Aircraft hereunder.

However the Seller shall not be authorised to use the Aircraft during more than *** for any other purpose without the specific agreement of the Buyer.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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9	DELIVERY

9.1	Delivery Schedule

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location according to the following schedule:

Aircraft No. 1                       ***
Aircraft N0. 2                       ***
Aircraft No. 3                       ***
Aircraft No. 4                       ***
Aircraft No. 5                       ***
Aircraft No. 6                       ***
Aircraft No. 7                       ***
Aircraft No. 8                       ***
Aircraft No. 9                       ***
Aircraft No. 10                     ***

Each of such months shall be, with respect to the corresponding Aircraft, the "Scheduled Delivery Month".

9.1.2
The Seller shall give the Buyer at least *** prior written notice of the anticipated date on which the Aircraft shall be Ready for Delivery.  Thereafter the Seller shall notify the Buyer of any change in such date necessitated by the conditions of manufacture or flight.

9.2	Delivery

9.2.1
The Buyer shall send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft within *** after the date on which the Aircraft is Ready for Delivery and shall pay the Balance of the Final Price on or before the Delivery Date.

9.2.2
The Seller shall deliver and transfer title to the Aircraft free and clear of all encumbrances to the Buyer provided that the Balance of the Final Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3.  The Seller shall provide the Buyer with a bill of sale in the form of Exhibit E (the "Bill of Sale") and/or such other documentation confirming transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer.  Title to, property in and risk of loss of or damage to the Aircraft shall be transferred to the Buyer on Delivery.

9.2.3	Should the Buyer fail to

(i)	deliver the signed Certificate of Acceptance to the Seller within the delivery period as defined in Clause 9.2.1; or

(ii)	pay the Balance of the Final Price for the Aircraft to the Seller within the above defined period then the Buyer shall be deemed to have rejected delivery of the Aircraft without warrant when duly tendered to it hereunder. In addition to Clause 5.7 and the Seller’s other rights under this Agreement, the Seller shall retain title to the Aircraft but the Buyer shall thereafter bear all risk of loss of or damage to the Aircraft and shall indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from such failure, it being understood that the Seller shall be under no duty to store, park, insure, or otherwise protect the Aircraft.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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9.3	Fly Away

9.3.1	The Buyer and the Seller shall co-operate to obtain any licenses which may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2
All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer.  The Buyer shall make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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10	EXCUSABLE DELAY

10.1
The Buyer acknowledges that the Aircraft (is) (are) to be manufactured by Seller in performance of this Agreement and that the Scheduled Delivery Month (s) (is) (are) based on the assumption that there shall be no delay due to causes beyond the control of the Seller. Accordingly, Seller shall not be responsible for any delay in the Delivery of the Aircraft or delay or interruption in the performance of the other obligations of the Seller hereunder due to causes beyond its control, and not occasioned by its fault or negligence including (but without limitation) acts of God or the public enemy, war, civil war, warlike operations, terrorism, insurrections or riots, fires, explosions, natural disasters, compliance with any applicable foreign or domestic governmental regulation or order, labour disputes causing cessation, slowdown or interruption of work, inability after due and timely diligence to procure materials, equipment or parts, general hindrance in transportation or failure of a sub-contractor or supplier to furnish materials, equipment or parts.  Any delay or interruption resulting from any of the foregoing causes is referred to as an "Excusable Delay".

10.2	If an Excusable Delay occurs:

(i)	the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iii)	the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay; and

(iv)
the Seller shall as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular shall notify to the Buyer the revised Scheduled Delivery Month.

10.3	Termination on Excusable Delay

10.3.1
If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of more than *** after the last day of the Scheduled Delivery Month then either party may terminate this Agreement with respect to the Aircraft so affected by giving written notice to the other party within *** after the expiry of such *** period provided that the Buyer shall not be entitled to terminate this Agreement pursuant to this Clause if the Excusable Delay results from a cause within its control.

10.3.2
If the Seller concludes that the Delivery of any Aircraft shall be delayed for more than *** after the last day of the Scheduled Delivery Month due to an Excusable Delay and as a result thereof reschedules Delivery of such Aircraft to a date or month reflecting such delay then the Seller shall promptly notify the Buyer in writing to this effect and shall include in such notification the new Scheduled Delivery Month. Either party may thereupon terminate this Agreement with respect to such Aircraft by giving written notice to the other party within *** after receipt by the Buyer of the notice of anticipated delay.

10.3.3
If this Agreement shall not have been terminated with respect to the delayed Aircraft during the *** period referred to in either Clause 10.3.1 or 10.3.2 above, then the Seller shall be entitled to reschedule Delivery and the new Scheduled Delivery Month shall be notified to the Buyer and shall be binding on the parties.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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10.4	Total Loss, Destruction or Damage

If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond repair (“Total Loss”), the Seller shall notify the Buyer to this effect within *** of such occurrence.  The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller's other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller's notice to accommodate the delivery of the replacement aircraft ; provided, however, that in the event the specified extension of the Scheduled Delivery Month to a month is exceeding *** after the last day of the original Scheduled Delivery Month then this Agreement shall terminate with respect to said Aircraft unless:

(i)	the Buyer notifies the Seller within *** of the date of receipt of the Seller's notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month;

provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft which includes the Aircraft purchased hereunder.

10.5	Termination Rights Exclusive

In the event that this Agreement shall be terminated as provided for under the terms of Clauses 10.3 or 10.4, such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished hereunder and neither party shall have any claim against the other for any loss resulting from such non-delivery. The Seller shall in no circumstances have any liability whatsoever for Excusable Delay other than as set forth in this Clause 10.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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11	NON-EXCUSABLE DELAY

11.1	Liquidated Damages

Should any of the Aircraft not be Ready for Delivery to the Buyer within *** after the last day of the Scheduled Delivery Month (as varied by virtue of Clauses 2, 7 and 10) (the "Delivery Period") and such delay is not as a result of an Excusable Delay or Total Loss (a "Non-Excusable Delay"), then the Buyer shall have the right to claim, and the Seller shall ***

The amount of such *** in respect of any one Aircraft.

The Buyer's right to be paid damages in respect of the Aircraft is conditional upon the Buyer submitting a claim in respect of such liquidated damages in writing to the Seller not later than *** after the last day of the Scheduled Delivery Month.

11.2	Re-negotiation

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling *** after the Delivery Period, the Buyer shall have the right exercisable by written notice to the Seller given not less than *** nor more than *** after the expiration of the *** falling after the Delivery Period to require from the Seller a re-negotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such re-negotiation, the said re-negotiation shall not prejudice the Buyer's right to receive liquidated damages in accordance with Clause 11.1 during the period of Non-Excusable Delay.

11.3	Termination

If, as a result of Non-Excusable Delay, Delivery does not occur in the period falling *** after the Delivery Period and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, either party shall have the right exercisable by written notice to the other party, given not less than *** nor more than *** after expiration of such *** to terminate this Agreement in respect of the affected Aircraft and neither party shall have any claim against the other in respect of such nondelivery ***

11.4	Limitation of Damages

The Buyer and the Seller agree that payment by the Seller of the amounts due pursuant to Clause 11.1 shall be considered to be liquidated damages and has been calculated to compensate the Buyer for its entire damages for all losses of any kind due to Non-Excusable Delay. The Seller shall not in any circumstances have any liability whatsover for Non-Excusable Delay other than as set forth in this Clause 11.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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12	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1	Nature of Warranty

For the purpose of this Agreement the term "Warranted Part" shall mean any Seller proprietary component, equipment, accessory or part, which is installed on an Aircraft at Delivery thereof and

(a)	which is manufactured to the detailed design of the Seller or a subcontractor of the Seller or

(b)	which bears a part number of the Seller at the time of such Delivery.

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part shall at Delivery to the Buyer be free from defects:

(i)	in material;

(ii)	in workmanship, including without limitation processes of manufacture;

(iii)	in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(iv)
arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates, approximations or design aims.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part installed on the Aircraft at Delivery that is not a Warranted Part except that:

(i)
any defect in the Seller's workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items, that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (ii); and

(ii)
any defect inherent in the Seller's design of the installation,  in consideration of the state of the art at the date of such design, which impairs the use of such items, shall constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (iii).

12.1.3	Warranty Period

The warranties set forth in Clauses 12.1.1 and 12.1.2 shall be limited to those defects that become apparent within *** after Delivery of the affected Aircraft (the “Warranty Period”).

12.1.4	Buyer's Remedy and Seller's Obligation

12.1.4.1
The Buyer's remedy and the Seller's obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, at the Seller’s expense and option, the repair, replacement or correction of any Warranted Part which is defective (or to the supply of modification kits rectifying the defect), together with a credit to the Buyer's account with the Seller of an amount equal to the mutually agreed direct labor costs expended in performing the removal and the reinstallation thereof on the Aircraft at the labor rate defined in Clause 12.1.7.5.

The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part.

12.1.4.2
In the event of a defect covered by Clauses 12.1.1 (iii), 12.1.1 (iv) and 12.1.2 (ii) becoming apparent within the Warranty Period, the Seller shall also, if so requested by the Buyer in writing, correct such defect in any Aircraft which has not yet been delivered to the Buyer, provided, however,

(i)
that the Seller shall not be responsible, nor deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise in respect of the performance of this Agreement, due to the Seller's undertaking to make such correction and provided further

(ii)
that, rather than accept a delay in the Delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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12.1.4.3	Cost of inspection

In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller shall reimburse the direct labor costs spent by the Buyer in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period subject to the following conditions:

(i)	such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;

(ii)
the reimbursement shall not apply for any inspections performed as an alternative to accomplishing corrective action as recommended by the Seller when such corrective action has been made available to the Buyer and such corrective action could have reasonably been accomplished by the Buyer at the time such inspections are performed or earlier,

(iii)	the labor rate for the reimbursement shall be the labor rate defined in Clause 12.1.7.5, and

(iv)	the manhours used to determine such reimbursement shall not exceed the Seller's estimate of the manhours required for such inspections.

12.1.5	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1, with respect to any warranty claim submitted by the Buyer (each a “Warranty Claim”) are subject to the following conditions:

(i)	the defect having become apparent within the Warranty Period;

(ii)	the Buyer having filed a warranty claim within 120 days of discovering the defect;

(iii)
the Buyer having submitted to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Clause 12.1 and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.10 or from any act or omission of any third party;

(iv)	the Seller having received a Warranty Claim complying with the provisions of Clause 12.1.6 below.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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12.1.6	Warranty Administration

The warranties set forth in Clause 12.1 shall be administered as hereinafter provided for:

12.1.6.1	Claim Determination

Warranty Claim determination by the Seller shall be based upon the claim details, reports from the Seller's Representatives, historical data logs, inspection, tests, findings during repair, defect analysis and other relevant documents.

12.1.6.2	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part shall be borne by the Buyer.

12.1.6.3	Return of an Aircraft

If the Buyer and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller for consideration of a Warranty Claim, the Seller shall bear the direct costs of fuel and landing fees to and from the Seller’s facilities for such return of the Aircraft. The Buyer shall make its reasonable efforts to minimize the duration of the corresponding flights.

12.1.6.4	On-Aircraft Work by the Seller

If the Seller determines that a defect subject to this Clause 12.1 justifies the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller's Service Bulletins at the Buyer's facilities, or if the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, then the labor costs for such on-Aircraft work shall be borne by the Seller.

The condition which has to be fulfilled for on-Aircraft work by the Seller is that, in the opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft.

If said condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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12.1.6.5	Warranty Claim Substantiation

Each Warranty Claim filed by the Buyer under this Clause 12.1 shall contain at least the following data:

a)	description of defect and action taken, if any,

b)	date of incident and/or removal date,

c)	description of Warranted Part claimed to be defective,

d)	part number,

e)	serial number (if applicable),

f)	position on Aircraft,

g)	total flying hours or calendar time, as applicable, at the date of defect appearance,

h)	time since last shop visit at the date of defect appearance,

i)	Manufacturer Serial Number of the Aircraft and/or its registration,

j)	Aircraft total flying hours and/or number of landings at the date of defect appearance,

k)	Warranty Claim number,

l)	date of Warranty Claim,

m)	Delivery Date of Aircraft or Warranted Part to the Buyer,

Warranty Claims are to be addressed as follows:

AIRBUS
CUSTOMER SERVICES DIRECTORATE
WARRANTY ADMINISTRATION
Rond-Point Maurice Bellonte
B.P. 33
F-31707 BLAGNAC CEDEX
FRANCE

12.1.6.6	Replacements

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that:

(i)
risk of loss (limited to cost of replacement and excluding in particular loss of use) shall be with the Seller for as long as such Aircraft, component, accessory, equipment or part shall be under the care, custody and control of the Seller and;

(ii)
title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Upon the Seller's shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part shall pass to the Buyer.

The Seller agrees to provide a serviceable replacement part of the same standard or higher than the one which was causing an Aircraft failure twice in a row but which was not confirmed failed by subsequent Seller’s shop examination.

12.1.6.7	Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim. In such event the Buyer shall refund to the Seller reasonable inspection and test charges incurred in connection therewith.

12.1.6.8	Inspection

The Seller shall have the right to inspect the affected Aircraft, documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1.

12.1.7	Inhouse Warranty

12.1.7.1	Seller's Authorization

The Seller hereby authorizes the Buyer to repair Warranted Parts (“Inhouse Warranty”) subject to the terms of this Clause 12.1.7.

12.1.7.2	Conditions for Seller's Authorization

The Buyer shall be entitled to repair such Warranted Parts:

-
provided the Buyer notifies the Seller Representative of its intention to perform Inhouse Warranty repairs before any such repairs are started where the estimated cost of such repair is in excess of US Dollars ***. The Buyer’s notification shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts ensure a prompt response *** and shall not unreasonably withhold authorization;

-	provided adequate facilities and qualified personnel are available to the Buyer;

-	provided repairs are performed in accordance with the Seller's Technical Data or written instructions; and

-
only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

12.1.7.3	Seller's Rights

The Seller shall have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective if, in the judgment of the Seller, the nature of the claimed defect requires technical investigation. Such return shall be subject to the provisions of Clause 12.1.6.2. Furthermore, the Seller shall have the right to have a Seller Representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to such presence being practical and not unduly delaying the repair.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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12.1.7.4	Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit shall be filed within the time period set forth in 12.1.5 (ii) and shall contain the same information as that required for Warranty Claims under Clause 12.1.6.5 and in addition shall include:

a)        a report of technical findings with respect to the defect,
b)        for parts required to remedy the defect:
- part numbers,
- serial numbers (if applicable),
- parts description,
- quantity of parts,
- unit price of parts,
- related Seller's or third party's invoices (if applicable),
- total price of parts,
c)        detailed number of labor hours,
d)        Inhouse Warranty Labor Rate,
e)        total claim value.
12.1.7.5	Credit

The Buyer's sole remedy and the Seller’s sole obligation and liability with respect to Inhouse Warranty Claims shall be the credit to the Buyer’s account of an amount equal to the mutually agreed direct labor costs expended in performing the repair of a Warranted Part and to the direct costs of materials incorporated in said repair, determined as set forth below:

(a)
to determine direct labor costs, only manhours spent on removal from the Aircraft, disassembly, inspection, repair, reassembly, final inspection and test of the Warranted Part and reinstallation thereof on the Aircraft shall be counted. Any manhours required for maintenance work concurrently being carried out on the Aircraft or the Warranted Part shall not be included.

(b)
The manhours counted as set forth above shall be multiplied by an agreed labor rate of US Dollars *** (“Inhouse Warranty Labour Rate”), which is deemed to represent the Buyer’s composite labor rate meaning the average hourly rate (excluding all fringe benefits, premium time allowances, social security charges, business taxes and the like) paid to the Buyer’s employees whose jobs are directly related to the performance of the repair.

The Inhouse Warranty Labor Rate is subject to annual adjustment ***, defined in the Seller’s Price Revision Formula set forth in Exhibit C to the Agreement.

(c)	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and as may be furnished by the Seller at no charge.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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12.1.7.6	Limitation

The Buyer shall in no event be credited for repair costs (including labor and material) for any Warranted Part in excess of *** of the Seller’s current catalogue price for a replacement of such defective Warranted Part.

12.1.7.7	Scrapped Material

The Buyer shall retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of ***after the date of completion of the repair or *** after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts shall be returned to the Seller within *** of receipt of the Seller's request to that effect.

Notwithstanding the foregoing, the Buyer may scrap any such defective parts, which are beyond economic repair and not required for technical evaluation locally, with the agreement of the Seller Representative(s).

Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer and shall be kept in the Buyer’s file for a least the duration of the applicable Warranty Period.

12.1.8	Standard Warranty in case of Pooling or Leasing Arrangements

Without prejudice to Clause 21.1, the warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to the extent permitted by any applicable law or regulations.

12.1.9	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller's warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be, shall be the remaining portion of the original warranty or twelve (12) months, whichever is longer.

12.1.10	Accepted Industry Standard Practices - Normal Wear and Tear

The Buyer's rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with accepted industry standard practices, all Technical Data and any other instructions issued by the Seller, the Suppliers and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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The Seller's liability under this Clause 12.1 shall not extend to normal wear and tear nor to:

(i)	any Aircraft or component, equipment, accessory or part thereof, which has been repaired, altered or modified after Delivery, except by the Seller or in a manner approved by the Seller;

(ii)	any Aircraft or component, equipment, accessory or part thereof, which has been operated in a damaged state;

(iii)	any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed.

12.1.11	Limitation of liability

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NON-CONFORMITY OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF ANY WARRANTED PART UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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12.2	Seller Service Life Policy

12.2.1
In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined herebelow) that has not suffered from an extrinsic force, then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 shall apply.

For the purposes of this Clause 12.2:

(i)	"Item" means any item listed in Exhibit “F”;

(ii)	"Failure" means a breakage or defect that can reasonably be expected to occur on a fleetwide basis and which materially impairs the utility of the Item.

12.2.2	Periods and Seller's Undertakings

The Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item was originally installed has completed *** flying hours or   *** flight cycles or within *** after the Delivery of said Aircraft, whichever shall first occur, the Seller shall, at its discretion and as promptly as practicable and with the Seller's financial participation as hereinafter provided, either :

-
design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

-	replace such Item.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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12.2.3	Seller's Participation in the Costs

Subject to the general conditions and limitations set forth in Clause 12.2.4, any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer at the Seller’s then current sales price therefore, less the Seller's financial participation determined in accordance with the following formula:

***

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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12.2.4	General Conditions and Limitations

12.2.4.1	The undertakings set forth in this Clause 12.2 shall be valid after the period of the Seller's warranty applicable to an Item under Clause 12.1.

12.2.4.2	The Buyer's remedies and the Seller's obligations and liabilities under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(i)
the Buyer shall maintain log books and other historical records with respect to each Item, adequate to enable the Seller to determine  whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the costs to be borne by the Seller in accordance with Clause 12.2.3;

(ii)	the Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded;

(iii)	the Buyer shall comply with the conditions of Clause 12.1.10;

(iv)
the Buyer shall implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be as compatible as possible with the Buyer's operational requirements and shall be carried out at the Buyer's expense. Reports relating thereto shall be regularly furnished to the Seller;

(v)
the Buyer shall report any breakage or defect in a Item in writing to the Seller within *** after such breakage or defect becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have provided to the Seller sufficient detail on the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3
Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in, and shall be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4
In the event of the Seller having issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under a pro rata formula. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this Clause 12.2 shall be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller's instructions, within a reasonable time.

12.2.4.5
This Service Life Policy is neither a warranty, performance guarantee, nor an agreement to modify any Aircraft or Airframe components to conform to new developments occurring in the state of airframe design and manufacturing art.

The Seller's obligation hereunder is to furnish only those corrections to the Items or provide replacements therefor as provided for in this Clause 12.2.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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The Buyer's sole remedy and relief for the non-performance of any obligation or liability of the Seller arising under or by virtue of this Service Life Policy shall *** limited to the amount the Buyer reasonably expends in procuring a correction or replacement for any Item that is the subject of a Failure covered by this Service Life Policy and to which such non-performance is related.

The Buyer hereby waives, releases and renounces all claims to any further damages, direct, incidental or consequential, including loss of profits and all other rights, claims and remedies, arising under or by virtue of this Service Life Policy.

12.3	Supplier Warranties and Service Life Policies

Prior to the Delivery of the first Aircraft, the Seller shall provide the Buyer with such warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreements.

12.3.1	Definitions

12.3.1.1	“Supplier” means any supplier of Supplier Parts.

12.3.1.2
“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. However, the Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

12.3.1.3
“Supplier Product Support Agreement” means an agreement between the Seller and a Supplier containing enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

***

12.3.2	Supplier's Default

12.3.2.1
In the event of any Supplier, under any standard warranty obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.1 shall apply to the extent the same would have been applicable had such Supplier Part been a Warranted Part, except that the Supplier's warranty period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.2
In the event of any Supplier, under any Supplier Service Life Policy obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.2 shall apply to the extent the same would have been applicable had such Supplier Item been listed in Exhibit F, Seller Service Life Policy, except that the Supplier's Service Life Policy period as indicated in the Supplier Product Support Agreement shall apply.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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12.3.2.3
At the Seller's request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer's rights against the relevant Supplier with respect to and arising by reason of such default and shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft ("Interface Problem"), the Seller shall and without additional charge to the Buyer except for transportation of the Seller's personnel to the Buyer's facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required.

At the conclusion of such investigation, the Seller shall promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2	Seller's Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller's obligation as defined in Clause 12.1.

12.4.3	Supplier's Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier towards the Buyer. Such corrective action, when accepted by the Buyer, shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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12.4.5	General

12.4.5.1	All requests under this Clause 12.4 shall be directed to both the Seller and the Supplier.

12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

12.4.5.3
All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

12.5	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 12 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.
ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES,

PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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FOR THE PURPOSES OF THIS CLAUSE 12.5, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS, AND ITS AFFILIATES.

12.6	Duplicate Remedies

The Seller shall not be obliged to provide any remedy that duplicates any other remedy available to the Buyer in respect of the same defect under Clauses 12.1 and 12.2 as such Clauses may be amended, complemented or supplemented by other contractual agreements or by other Clauses of this Agreement.

12.7	Negotiated Agreement

The Buyer specifically recognizes that:

(i)	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator.

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)
the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

12.8	Disclosure to Third Party Entity

In the event of the Buyer intending to designate a third party entity (a “Third Party Entity”) to administrate this Clause 12, the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and shall cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

12.9	Transferability

Notwithstanding the provisions of Clause 12.1.8 hereof and without prejudice to Clause 21.1, the Buyer's rights under this Clause 12 shall not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent thereto, which shall not be unreasonably withheld.

Any unauthorized assignment, sale, transfer, novation or other alienation of the Buyer's rights under this Clause 12 shall, as to the particular Aircraft involved, immediately void this Clause 12 in its entirety.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission

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13	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1
Subject to the provisions of Clause 13.2.3, the Seller shall indemnify the Buyer from and against any damages, costs or expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe (or any part or software installed therein at Delivery) of:

(i)	any British, French, German, Spanish or U.S. patent;

and

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that :

(1)
from the time of design of such Airframe, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or in the alternative,

(2)
from such time of design and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 ("Paris Convention");

and

(iii)
in respect of computer software installed on the Aircraft, any copyright, provided that the Seller's obligation to indemnify shall be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognise computer software as a "work" under the Berne Convention.

13.1.2	Clause 13.1.1 shall not apply to

(i)	Buyer Furnished Equipment or Propulsion Systems; or

(ii)	parts not supplied pursuant to a Supplier Product Support Agreement ; or

(iii)	software not created by the Seller.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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13.1.3
In the event that the Buyer is prevented from using the Aircraft (whether by a valid judgement of a court of competent jurisdiction or by a settlement arrived at between claimant, Seller and Buyer), the Seller shall at its expense either:

(i)	procure for the Buyer the right to use the same free of charge to the Buyer; or

(ii)	replace the infringing part of the Aircraft as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Agreement.

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall:

(i)	forthwith notify the Seller giving particulars thereof;

(ii)	furnish to the Seller all data, papers and records within the Buyer's control or possession relating to such patent or claim;

(iii)
refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)	fully co-operate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim;

(v)	act in such a way as to mitigate damages and / or to reduce the amount of royalties which may be payable as well as to minimise costs and expenses.

13.2.2
The Seller shall be entitled either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller's opinion, it deems proper.

13.2.3
The Seller's liability hereunder shall be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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14.	TECHNICAL DATA AND SOFTWARE SERVICES

14.A	TECHNICAL DATA

14.B	SOFTWARE SERVICES

14.C	GENERAL PROVISIONS

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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14A	TECHNICAL DATA

14A.1	Scope

This Clause covers the terms and conditions for the supply of technical data (“hereinafter “Technical Data”) to support the Aircraft operation.

14A.1.1	The Technical Data shall be supplied in the English language using the aeronautical terminology in common use.

14A.1.2	Range, form, type, format, quantity and delivery schedule of the Technical Data to be provided under this Agreement are outlined in Exhibit G hereto.

14A.2	Aircraft Identification for Technical Data

14A.2.1
For those Technical Data that are customized to the Buyer’s Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of block of numbers selected in the range from 001 to 999.

14A.2.2	The sequence shall not be interrupted except if two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14A.2.3
The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Clause 9.1.1 within *** after execution of this Agreement. Neither such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing customized Technical Data shall constitute any property, insurable or other interest of the Buyer whatsoever in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

The affected customized Technical Data are:

-	Aircraft Maintenance Manual,
-	Illustrated Parts Catalog,
-	Trouble Shooting Manual,
-	Aircraft Wiring Manual,
-	Aircraft Schematics Manual,
Aircraft Wiring Lists.

14A.3	Integration of Equipment Data

14A.3.1	Supplier Equipment

Information relating to Supplier equipment that is installed on the Aircraft by the Seller shall be introduced into the customized Technical Data to the extent necessary for the comprehension of the affected systems, at no additional charge to the Buyer for the initial issue of the Technical Data provided at first Aircraft Delivery (“the Basic Issue”).

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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14A.3.2	Buyer Furnished Equipment

14A.3.2.1
The Seller shall introduce data relative to Buyer Furnished Equipment, for equipment that is installed on the Aircraft by the Seller (hereinafter “BFE Data”), into the customized Technical Data at no additional charge to the Buyer for the Technical Data Basic Issue, provided such data is provided in accordance with the conditions set forth in Clauses 14A.3.2.2 through 14A.3.2.5 hereunder.

14A.3.2.2	The Buyer shall supply the BFE Data to the Seller at least *** before the scheduled delivery of the customized Technical Data.

14A.3.2.3
The BFE Data shall be supplied in English Language and shall be established in compliance with the then applicable revision of ATA iSpecification 2200 (iSpec 2200), Information Standards for Aviation Maintenance.

14A.3.2.4
The Buyer and the Seller shall agree on the requirements for the provision to the Seller of BFE Data for “on-aircraft maintenance”, such as but not limited to timeframe, media and format, for integration of such BFE Data into Technical Data, with the aim of managing the BFE Data integration process in an efficient, expedite and economic manner.

14A.3.2.5	The BFE Data shall be delivered in digital format (SGML) and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14A.3.2.6	***

14A.4	Supply

14A.4.1	Technical Data shall be supplied on-line and/or off-line, as set forth in Exhibit G hereto.

14A.4.2	The Buyer shall not receive any credit or compensation for any unused or only partially used Technical Data supplied pursuant to this Clause.

14A.4.3	Delivery

14A.4.3.1	For Technical Data provided off-line, such Technical Data and corresponding revisions shall be sent to up to two (2) addresses as indicated by the Buyer.

14A.4.3.2
In such case,  the Seller shall deliver the Technical Data at the Buyer’s named place of destination under DDU conditions. The term Delivery Duty Unpaid (DDU) is defined by publication n° 560 of the International Chamber of Commerce, published in January 2000.

14A.4.3.3
The Technical Data shall be delivered according to a mutually agreed schedule to correspond with Aircraft Deliveries. The Buyer shall provide no less than *** notice when requesting a change to such delivery schedule.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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14A.4.4
It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities' needs for Technical Data. Reasonable quantities of such Technical Data shall be supplied by the Seller at *** to the Buyer at the Buyer’s named place of destination.

14A.5	Revision Service

Unless otherwise specifically stated, revision service for the Technical Data shall be provided on a free of charge basis for a period of *** covered under this Agreement (the “Revision Service Period”).

Thereafter revision service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

14A.6	Service Bulletins (SB) Incorporation

During the Revision Service Period and upon the Buyer’s request for incorporation of Seller Service Bulletin information into the Technical Data, which shall be made within six years after issuance of the applicable Service Bulletin, such information shall be incorporated into the Technical Data for the Buyer's Aircraft after formal notification by the Buyer of its intention to accomplish a Service Bulletin. The split effectivity for the corresponding Service Bulletin shall remain in the Technical Data until notification from the Buyer that embodiment has been completed on all of the Buyer's Aircraft. The foregoing is applicable for Technical Data relating to maintenance only. For operational Technical Data either the pre or post Service Bulletin status shall be shown.

14A.7	Technical Data Familiarization

Upon request by the Buyer, the Seller shall provide up to *** of Technical Data familiarization training at the Seller’s or the Buyer’s facilities.

14A.8	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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14A.9	AirN@v Services

14A.9.1	The Technical Data listed herebelow shall be provided through an advanced consultation tool (hereinafter referred to as “AirN@v Services”). The affected Technical Data are the following:

- AirN@v/Maintenance:

-Aircraft Maintenance Manual,
-Illustrated Parts Catalog (Airframe/ Powerplant),
-Trouble Shooting Manual,
-Aircraft Schematics Manual,
-Aircraft Wiring Lists,
-Aircraft Wiring Manual,
-Electrical Standard Practices Manual.

- AirN@v/Associated Data:

-Consumable Material List,
-Standards Manual.

- AirN@v/Engineering

14A.9.2	The licencing conditions for the use of AiN@v Services shall be as set forth in Part 1 of Exhibit I to the Agreement, “Licence for Use of Software”.

14A.9.3
The licence to use AirN@v Services as described above shall be granted free of charge for the Aircraft for as long as the revisions of the affected Technical Data are free of charge in accordance with Clause 14A.5. At the end of such Revision Service Period, the yearly revision service for AirN@v Services based products and the associated licence fee shall be provided to the Buyer at the standard commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14A.10	On-Line Technical Data

14A.10.1
The Technical Data defined in Exhibit “G” as being provided on-line shall be made available to the Buyer through the Secure Area of the Airbus customer portal Airbus|World (“Airbus|World”), as further described in Part 2 of Exhibit I to the Agreement.

14A.10.2	Such provision shall be at no cost for the duration of the Revision Service Period for such Technical Data in accordance with Clause 14A.5.

14A.10.3
Access to the Secure Area shall be subject to the “General Terms and Conditions of Access to and Use of the Secure Area of Airbus|World” (hereinafter the “GTC”), as set forth in Part 4 of Exhibit I to this Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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14A.10.4	The list of the Technical Data provided on-line may be extended from time to time.

For any Technical Data which is or becomes available on-line, the Seller reserves the right to suppress other formats for the concerned Technical Data.

14A.10.5	Access to the Secure Area shall be *** of the Buyer’s users (including ***) for the Technical Data related to the Aircraft which shall be operated by the Buyer.

14A.10.6
For the sake of clarification, it is hereby specified that Technical Data accessed through the Secure Area - which access shall be covered by the terms and conditions set forth in the GTC – shall remain subject to the conditions of this Clause 14A.

In addition, should the Secure Area provide access to Technical Data in software format, the use of such software shall be further subject to the conditions of Part 1 of Exhibit I to the Agreement.

14A.11	Warranties

14A.11.1
The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller contain non-conformity or defect, the sole and exclusive liability of the Seller shall be to take all reasonable and proper steps to correct such Technical Data. Notwithstanding the above, no warranties of any kind shall be given for the Customer Originated Changes, as set forth in Clause 14A.8.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14A ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY TECHNICAL DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.
ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES;

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 14A.11, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS AND ITS AFFILIATES.

14A.12	Proprietary Rights

14A.12.1	All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data shall remain with the Seller and/or its Affiliates as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14A.12.2
Whenever this Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever neither of the Buyer nor of the manufactured products. The supply of the Technical Data shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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14B	SOFTWARE SERVICES

14B.1	Performance Engineer's Program

14B.1.1
In addition to the standard operational Technical Data provided under Clause 14A, the Seller shall provide to the Buyer the Performance Engineer's Programs (“PEP”) for the Aircraft type covered under this Agreement. Such PEP is composed of software components and databases and its use is subject to the licence conditions set forth in Part 1 of Exhibit I to the Agreement, “Licence for Use of Software”.

14B.1.2
Use of the PEP shall be limited to *** copy to be used on the Buyer’s computers for the purpose of computing performance engineering data. The PEP is intended for use on ground only and shall not be embarked on board the Aircraft.

14B.1.3
The licence to use the PEP and the revision service shall be provided on a free of charge basis for a period of *** after Delivery of the last firmly ordered Aircraft covered under this Agreement (the “PEP Revision Service Period”).

At the end of such PEP Revision Service Period, the above shall be provided to the Buyer at the standard commercial conditions set forth in the Seller’s then current Customer Services Catalog.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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14.C	GENERAL PROVISIONS

14C.1	Future Developments

The Seller continuously monitors technological developments and applies them to data, document and information systems’ production and methods of transmission.

The Seller shall inform the Buyer in due time of such new developments and their application and of the date by which the same shall be implemented by the Seller.

14C.2	Confidentiality

14C.2.1
This Clause, the Technical Data, the Software Services and their content are designated as confidential. All such Technical Data and Software Services are provided to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller save as permitted therein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

14C.2.2
In the event of the Seller having authorized the disclosure of any Technical Data or Software Services to third parties either under this Agreement or by an express prior written authorization, the Buyer hereby undertakes to cause such third party to agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed Technical Data or Software Services.

14C.2.3
Specifically, in the event of the Buyer intending to designate a maintenance and repair organization (MRO) to perform the maintenance of the Aircraft subject of this Agreement, the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause and/or the Technical Data and/or the Software Services to the selected MRO and shall cause such MRO to enter into a confidentiality agreement with the Seller and, in the case of Software Services, appropriate licensing conditions, and to commit to use such Technical Data and Software Services solely for the purpose of maintaining the Buyer’s Aircraft.

14C.3	Transferability

Without prejudice to Clause 21.1, the Buyer's rights under this Clause 14 shall not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent thereto, which shall not be unreasonably withheld.

Any unauthorized assignment, sale, transfer, novation or other alienation of the Buyer's rights under this Clause 14 shall, as to the particular Aircraft involved, immediately void this Clause 14 in its entirety.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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15	SELLER REPRESENTATIVES

The Seller shall provide *** the services described in this Clause 15, at the Buyer’s main base or at other locations to be mutually agreed.

15.1	Customer Support Director

The Seller shall provide the services of *** (*** a “Customer Support Director”) based at one of the Seller’s offices (in Toulouse, France, Herndon, U.S.A., or Beijing, China, as applicable) to coordinate customer support matters between the Seller and the Buyer after signature of this Agreement, for as long as *** Aircraft is operated by the Buyer.

15.2	Customer Support Representative(s)

15.2.1
The Seller shall provide free of charge to the Buyer the services of Seller customer support representative(s), as defined in Appendix A to this Clause 15 (each a "Seller Representative"), at the Buyer’s main base or such other locations as the parties may agree.

15.2.2
In providing the services as described hereabove, any Seller’s employees, including specifically Seller Representatives, are deemed to be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer's employees or agents, either directly or indirectly.

15.2.3
The Seller shall provide to the Buyer an annual written accounting of the consumed man-months and any remaining man-month balance from the allowance defined in Appendix A.  Such accounting shall be deemed final and accepted by the Buyer unless the Seller receives written objection from the Buyer within *** of receipt of such accounting.

15.2.4	In the event of a need for Aircraft On Ground (“AOG”) technical assistance after the end of the assignment referred to in Appendix A to this Clause 15, the Buyer shall have non-exclusive access to:

a)	AIRTAC (Airbus Technical AOG Center);

b)	The Seller Representative network closest to the Buyer's main base. A list of contacts of the Seller Representatives closest to the Buyer's main base shall be provided to the Buyer.

As a matter of reciprocity, the Buyer shall authorize the Seller Representative(s), during his assignment at the Buyer’s, to provide similar assistance to another airline.

15.2.5
Should the Buyer request Seller Representative services exceeding the allocation specified in Appendix A to this Clause 15, the Seller may provide such additional services subject to terms and conditions to be mutually agreed.

15.2.6	The Seller shall cause similar services to be provided by representatives of the Propulsion Systems Manufacturer and Suppliers, when necessary and applicable.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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15.3	Buyer's Support

15.3.1
From the date of arrival of the first Seller Representative and for the duration of the assignment, the Buyer shall provide *** a suitable lockable office, conveniently located with respect to the Buyer's maintenance facilities, with complete office furniture and equipment including telephone, internet, email and facsimile connections for the sole use of the Seller Representative(s). *** upon receipt by the Seller of all relevant justifications, ***

15.3.2
The Buyer shall reimburse the Seller the costs for the initial and termination assignment travel of the Seller Representatives of *** confirmed ticket, Business Class, to and from their place of assignment and TOULOUSE, FRANCE.

15.3.3	The Buyer shall also reimburse the Seller the costs for air transportation for the annual vacation of the Seller Representatives to and from their place of assignment and TOULOUSE, FRANCE.

15.3.4
Should the Buyer request any Seller Representative referred to in Clause 15.2 above to travel on business to a city other than his usual place of assignment, the Buyer shall be responsible for all related transportation costs and expenses.

15.3.5
Absence of an assigned Seller Representative during normal statutory vacation periods are covered by the Seller Representatives as defined in Clause 15.2.4 and as such are accounted against the total allocation provided in Appendix A hereto.

15.3.6
The Buyer shall assist the Seller in obtaining from the civil authorities of the Buyer's country those documents that are necessary to permit the Seller Representative to live and work in the Buyer's country. Failure of the Seller to obtain the necessary documents shall relieve the Seller of any obligation to the Buyer under the provisions of Clause 15.2.

15.3.7	The Buyer shall reimburse to the Seller charges, taxes, duties, imposts or levies of any kind whatsoever, imposed by the authorities of the Buyer's country upon:

-	the entry into or exit from the Buyer's country of the Seller Representatives and their families,

-	the entry into or the exit from the Buyer's country of the Seller Representatives and their families' personal property,

-	the entry into or the exit from the Buyer's country of the Seller's property, for the purpose of providing the Seller Representatives services.

15.4	Withdrawal of the Seller Representative

The Seller shall have the right to withdraw its assigned Seller Representatives as it sees fit if conditions arise, which are in the Seller's opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

15.5	Indemnities

INDEMNIFICATION PROVISIONS APPLICABLE TO THIS CLAUSE 15 ARE SET FORTH IN CLAUSE 19.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer pursuant to Clause 15.2 is defined hereunder.

1	The Seller shall provide to the Buyer a total of *** man-months of Seller Representative services at the Buyer's main base or at other locations to be mutually agreed.

2	For the sake of clarification, such Seller Representatives’ services shall include initial Aircraft Entry Into Service (EIS) assistance, sustaining support services and spares representatives.

3	The number of the Seller Representatives assigned to the Buyer at any one time shall be mutually agreed, but shall at no time exceed *** Seller Representatives.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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16	TRAINING AND TRAINING AIDS

16.1	General

16.1.1	This Clause 16 covers the terms and conditions for the supply of training and training aids for the Buyer's personnel to support the Aircraft operation.

16.1.2	The range, quantity and validity of training and training aids to be provided *** under this Agreement are covered in Appendix A to this Clause 16.

16.2	Training Organization / Location

16.2.1
The Seller shall provide training at its training center in Blagnac, France, and/or in Hamburg, Germany, or shall designate an affiliated training center in Miami, U.S.A., or Beijing, China (individually a “Seller’s Training Center” and collectively the “Seller’s Training Centers”).

16.2.2
If the non-availability of facilities or scheduling difficulties makes training by the Seller impractical at any Seller’s Training Center, the Seller shall ensure that the Buyer is provided with such training at another location.

16.2.3.1
Upon the Buyer's request, the Seller may also provide certain training at a location other than the Seller's Training Centers, including one of the Buyer's bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional charges listed in Clause 16.5.2 and 16.5.3 shall be borne by the Buyer.

16.2.3.2
If the Buyer requests an Airbus approved course at a location as indicated in Clause 16.2.3.1, the Buyer undertakes that the training facilities shall be approved prior to the performance of such training. The Buyer shall, as necessary and in due time prior to the performance of such training, provide access to the training facilities set forth in Clause 16.2.3.1 to the Seller’s and the competent Aviation Authority’s representatives for approval of such facilities.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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16.3	Training Courses

16.3.1
Training courses, as well as the minimum and maximum numbers of trainees per course provided to the Buyer's personnel, are defined in the applicable catalog describing the Seller’s various training courses (the “Seller's Training Course Catalog”) and shall be scheduled as mutually agreed upon during a training conference (“the Training Conference”) to be held as soon as practicable after signature of this Agreement and no later ***

16.3.2	When training is performed by the Seller, the following terms and conditions shall apply:

(i)
Training courses shall be the Seller's standard courses as described in the applicable Seller's Training Course Catalog valid at the time of execution of the course. The Seller shall be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses; for the avoidance of doubt, for the purpose of performing training, such training equipment does not include aircraft;

(ii)
The training equipment and the training curricula used for the training of flight, cabin and maintenance personnel shall not be fully customized but shall be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller's training programs.

(iii)
Training data and documentation for trainees receiving the training at the Seller's Training Centers shall ***. Training data and documentation shall be marked "FOR TRAINING ONLY" and as such are supplied for the sole and express purpose of training; training data and documentation shall not be revised.

(iv)
Upon the Buyer’s request, *** the Seller shall collect and pack for consolidated shipment to the Buyer's facility, all training data and documentation of the Buyer's trainees attending maintenance training at the Seller’s Training Centers.

(v)
The above shipment shall be delivered Free Carrier (“FCA”) ***, as the term Free Carrier (“FCA”) is defined by publication N° 560 of the International Chamber of Commerce published in January 2000. Title to and risk of loss of said shipment shall pass to the Buyer upon delivery.

16.3.3
When the Seller’s training courses are provided by the Seller’s instructors (individually an  ”Instructor” and collectively “Instructors”) the Seller shall deliver a Certificate of Recognition or a Certificate of Course Completion (each a “Certificate”) or an attestation (an “Attestation”), as applicable, at the end of any such training course. Any such Certificate or Attestation shall not represent authority or qualification by any Aviation Authority but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

In the event of the training courses being provided by a training provider selected by the Seller as set for in Clause 16.2.2, the Seller shall cause such training provider to deliver a Certificate or Attestation, which shall not represent authority or qualification by any Aviation Authority, but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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16.3.4	In the event that the Buyer should use none or only part of the training or training aids to be provided pursuant to this Clause 16, no compensation or credit of any nature shall be provided.

16.3.5.1
In the event of the Buyer deciding to cancel or re-schedule, fully or partially, a training course, if the notification occurs less than *** prior to such training, a cancellation fee corresponding to *** of such training shall be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the price corresponding to such training in the then current Seller's Customer Services Catalog.

16.3.5.2
In the event of the Buyer deciding to cancel or re-schedule, fully or partially, a training course, if the notification occurs *** prior to such training, a cancellation fee corresponding to *** of such training shall be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the price corresponding to such training in the then current Seller's Customer Services Catalog.

16.3.5.3
Notwithstanding Sub-Clauses 16.3.5.1 and 16.3.5.2 above, should the Seller find substitutes for the Buyer’s trainees and not be obliged to reschedule or cancel the training as a result thereof, the cancellation fee will be waived.

16.4	Prerequisites and Conditions

16.4.1	Training shall be conducted in English and all training aids shall be written in English using common aeronautical terminology.

16.4.2	The Buyer hereby acknowledges that the Seller’s training courses are "Standard Transition Training Courses" and not "Ab Initio Training Courses".

16.4.3	Trainees shall have the prerequisite knowledge and experience defined in Appendix B to this Clause 16, as may be further detailed for each course in the relevant Airbus catalog.

16.4.4.1	The Buyer shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.4.4.2
Upon the Buyer's request, the Seller may be consulted to direct trainee(s) intended to follow flight crew training through a relevant entry level training (ELT) program, which shall be at the Buyer's expense, and, if necessary, to coordinate with competent outside organizations for this purpose. Such consultation shall be held during the Training Conference.

16.4.4.3	The Seller reserves the right to verify the trainees' proficiency and previous professional experience.

16.4.4.4	The Seller shall provide to the Buyer during the Training Conference an “Airbus Pre-Training Survey” for completion by the Buyer for each trainee.

The Buyer shall provide to the Seller an attendance list of the trainees for each course, with the validated qualification of each trainee, at the time of reservation of the training course and in no event any later than *** before the start of the training course. The Buyer shall return concurrently thereto the completed Airbus Pre-Training Survey, detailing the trainees’ associated background.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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If the Seller determines through the Airbus Pre-Training Survey that a trainee does not match the prerequisites set forth in Appendix B hereto and, as applicable, Clause 16.4.3, following consultation with the Buyer, such trainee shall be withdrawn from the program or directed through a relevant entry level training (ELT) program, which shall be at the Buyer’s expense.

16.4.4.5
If the Buyer has to make a change to the trainees’ attendance list set forth in Clause 16.4.4.4 above before the start of the training, the Buyer shall immediately inform the Seller thereof and send to the Seller a new Airbus Pre-Training Survey reflecting such change. If the Buyer notifies the Seller of the change in the attendance list no later than ***, no penalty of any kind shall be associated to such change. In the event of any later notification, Clause 16.3.5 shall apply.

16.4.4.6
If the Seller determines at any time during the training that a trainee lacks the required level, following consultation with the Buyer, such trainee shall be withdrawn from the program or, upon the Buyer's request, the Seller may be consulted to direct the above mentioned trainee(s), if possible, through any other required additional training, which shall be at the Buyer's expense.

16.4.5	In the event of a reduction in the number of trainees attending a training course occurring during such course, Clause 16.3.5 shall apply to such cancelled training.

16.4.6	The Seller shall in no case warrant or otherwise be held liable for any trainee's performance as a result of any training provided.

16.5	Logistics

16.5.1	Trainees

16.5.1.1	The Seller shall provide free local transportation by bus for the Buyer's trainees to and from designated pick-up points and the Seller’s Training Centers.

16.5.1.2	Living and travel expenses for the Buyer's trainees shall be borne by the Buyer.

16.5.2	Training at External Location - Seller’s Instructors

16.5.2.1
In the event of training being provided at an external location, as set forth in Clause 16.2.2 at the Seller’s request, the conditions relative to the expenses of the Seller’s Instructors shall be borne directly by the Seller.

In the event of training being provided by the Seller’s Instructor(s) at any location other than the Seller's Training Centers at the Buyer’s request or as otherwise detailed in Clause 16.2, the Buyer shall reimburse the Seller for all the expenses related to the assignment of such Seller Instructors and the performance of their duties as aforesaid.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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16.5.2.2	Living Expenses

The Buyer shall reimburse the Seller the living expenses for each Seller Instructor covering the entire period from his day of departure from to day of return to such base *** then currently used by the Seller.

Such *** shall include, but shall not be limited to, lodging, food and local transportation to and from the place of lodging and the training course location.

16.5.2.3	Air Travel

The Buyer shall reimburse the Seller the airfares for each Seller Instructor in confirmed business class to and from the Buyer's designated training site and the Seller's Training Centers, as such airfares are set forth in the Seller's Customer Services Catalog current at the time of the corresponding training.

16.5.2.4	Buyer’s Indemnity

Except in case of gross negligence or willful misconduct of the Seller, the Seller shall not be held liable to the Buyer for any delay or cancellation in the performance of any training outside of the Seller's Training Centers associated with any transportation described in this Clause 16.5.2 and the Buyer shall indemnify and hold harmless the Seller from any such delay and/or cancellation and any consequences arising therefrom.

16.5.3	Training Material and Equipment Availability - Training at External Location

Training material and equipment necessary for course performance at any location other than the Seller's Training Centers or the facilities of a training provider selected by the Seller shall be provided by the Buyer at its own cost in accordance with the Seller's specifications.

16.6	Flight Operations Training

16.6.1	Flight Crew Training Course

16.6.1.1
The Seller shall perform a flight crew training course program, as defined in Appendix A to this Clause 16, for the Buyer's flight crews, each of which shall consist *** who shall be either captain(s) or first officer(s). The training documentation used shall be the Seller’s Flight Crew Operating Manual (FCOM), except for base flight training, for which the Buyer’s customized FCOM shall be used.

16.6.1.2	Base Flight Training

16.6.1.2.1
The Buyer shall provide at its own cost its delivered Aircraft, or any other aircraft it operates, for any base flight training, which shall consist of ***per pilot, according to the related Airbus training course definition (the “Base Flight Training”).

16.6.1.2.2
In the event of it being necessary to ferry the Buyer’s delivered Aircraft to the location where the Base Flight Training shall take place, the additional flight time required for the ferry flight to and/or from the Base Flight Training field shall not be deducted from the Base Flight Training time.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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16.6.1.2.3
If the Base Flight Training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the Base Flight Training shall take place shall be performed by a crew composed of the Seller’s and/or the Buyer’s qualified pilots, in accordance with the relevant Aviation Authority’s regulations related to the place of performance of the Base Flight Training.

16.6.1.2.4
If necessary, the Buyer shall assist the Seller in obtaining the validation of the licenses of the Seller’s pilots performing such Base Flight Training by the Aviation Authority of the place of registration of the Aircraft.

16.6.2	Flight Crew Line Initial Operating Experience

16.6.2.1
In order to assist the Buyer with initial operating experience after Delivery of the first Aircraft, the Seller shall provide to the Buyer pilot Instructor(s), as defined in Appendix A to this Clause 16. The maximum number of Seller pilot Instructors present at the Buyer’s base at any one time shall be limited to ***.

In the event of the Buyer requesting, subject to the Seller's consent, such Seller pilot Instructors to perform any other flight support during the flight crew line initial period such as but not limited to line assistance, demonstration flight(s), ferry flight(s) or any flight(s) required by the Buyer during the period of entry into service of the Aircraft, it is understood that such flight(s) shall be deducted from the flight crew line initial operating experience allowance set forth in Appendix A hereto.

It is hereby understood by the Parties that the Seller's pilot Instructors shall only perform the above flight support services to the extent they bear the relevant qualifications to do so.

16.6.2.2
If necessary, the Buyer shall assist the Seller in obtaining the validation of the licenses of the Seller’s pilot Instructors performing such initial operating experience by the Aviation Authority of the place of registration of the Aircraft.

16.6.2.3	The Buyer shall reimburse only the travel expenses for each Seller Instructor in accordance with Clause 16.5.2.3.

16.6.2.4	Additional pilot instructors can be provided at the Buyer's expense and upon conditions to be mutually agreed upon.

16.6.3	Instructor Cabin Attendants' Familiarization Course

The Seller shall provide instructor cabin attendants course(s) to the Buyer, as defined in Appendix A to this Clause 16, at one of the locations defined in Clause 16.2.1.

If the Buyer’s Aircraft is to incorporate special features, the instructor cabin attendants' course shall be performed at the earliest *** before the scheduled Delivery Date of the Buyer's first Aircraft.

16.6.4	Performance / Operations Course

The Seller shall provide performance/operations training for the Buyer's personnel as defined in Appendix A to this Clause 16.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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The available courses are listed in the applicable Seller’s Training Course Catalog.

16.6.5	Transition Type Rating Instructor (TRI) Course

The Seller shall provide transition type rating instructor (TRI) training for the Buyer's flight crew instructors, as defined in Appendix A to this Clause 16.

This course provides the Buyer's pilots and/or instructors with the training in both flight-instruction and synthetic-instruction required in order to enable them to instruct on Airbus aircraft.

16.6.6	Training on Aircraft

During any and all flights performed in accordance with this Clause 16.6, the Buyer shall bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance in line with Clause 16.14.

16.7	Maintenance Training

16.7.1	The Seller shall provide maintenance training for the Buyer's ground personnel as defined in Appendix A to this Clause 16.

The available courses shall be as listed in the then current Seller’s Training Course Catalog.

The practical training provided in the frame of maintenance training shall be performed on the training devices in use in the Seller’s Training Centers.

16.7.2	Practical Training on Aircraft

In the event of practical training on aircraft (“Practical Training”) being requested by the Buyer, the Seller may assist in organizing such Practical Training at a third party’s facilities, without however guaranteeing the availability of any other airline’s facilities.

If the Buyer wishes to perform Practical Training at a third party facility without requiring a formal EASA – Part 147 (or equivalent) certificate, the Seller may assist the Buyer in organizing such Practical Training as set forth above.

In the event of the Buyer requiring a full EASA – Part 147 certificate from the Seller, the Practical Training shall be conducted by the Seller in an EASA - Part 147 facility approved and selected by the Seller.

In the event of the Buyer requiring such Practical Training to be conducted at the Buyer’s EASA – Part 145 (or equivalent) approved facilities, such training shall be subject to prior approval by the Seller of the facilities at which the Practical Training is to be conducted.

The provision of a Seller Instructor for the Practical Training shall be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 3.2 thereof.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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The Buyer shall reimburse to the Seller the expenses for said Seller Instructor(s) in accordance with Clause 16.5.2.

16.8	Line Maintenance Initial Operating Experience Training

In order to assist the Buyer during the entry into service of the Aircraft, the Seller shall provide maintenance Instructor(s) as defined in Appendix A to this Clause 16, at the Buyer's base.

Subject to Appendix A, the duration, number and qualification of such maintenance Instructors shall be mutually agreed upon based on the specific requirements of the Buyer.

16.8.1
This line maintenance initial operating experience training shall cover training in handling and servicing of Aircraft, flight crew and maintenance coordination, use of Technical Data and/or any other activities that may be deemed necessary after Delivery of the first Aircraft.

16.8.2	The Buyer shall reimburse to the Seller only the travel expenses for said Seller Instructor(s) in accordance with Clause 16.5.2.3.

16.8.3	Additional maintenance instructors may be provided at the Buyer's expense.

16.9	Supplier and Propulsion System Manufacturer Training

Upon the Buyer’s request, the Seller shall provide to the Buyer the list of the maintenance and overhaul training courses provided by major Suppliers and the applicable Propulsion Systems Manufacturer on their respective products.

16.10	Training Aids for the Buyer’s Training Organization

16.10.1
The Seller shall provide to the Buyer “Training Aids”, including the Airbus Computer Based Training (Airbus CBT) and the Virtual Aircraft (Walk around and Component Location), in accordance with Appendix A to this Clause 16.

The Training Aids supplied to the Buyer shall be similar to those used in the Seller’s Training Centers at the time of such Training Aids’ delivery for the training provided for the Buyer.

16.10.2	Delivery

16.10.2.1	The Seller shall deliver to the Buyer the Training Aids, as defined in Appendix A to this Clause 16, at a date to be mutually agreed during the Training Conference.

16.10.2.2	The items supplied to the Buyer pursuant to Clause 16.10.1 shall be delivered FCA Toulouse, Blagnac Airport. Title to and risk of loss of said items shall pass to the Buyer upon delivery thereof.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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16.10.3	Installation of the Airbus CBT and the Virtual Aircraft

16.10.3.1.1
Before the initial delivery of the Airbus CBT and of the Virtual Aircraft, the Seller shall provide to up to *** trainees of the Buyer, at the Buyer’s facilities, a training course enabling the Buyer to load and use the Airbus CBT and the Virtual Aircraft either on stand-alone workstations or in a “Server” mode (the “Airbus CBT Administrator Course”).

To conduct the course, the workstations and/or Servers, as applicable, shall be ready for use and shall comply with the latest “Airbus CBT Workstation Technical Specification” or “Airbus CBT Server Technical Specification”, as applicable (collectively “the Airbus CBT Technical Specification”).

16.10.3.1.2
The Airbus CBT and the Virtual Aircraft shall be installed by the Buyer’s personnel, who shall have followed the Airbus CBT Administrator Course. The Seller shall be held harmless from any injury to person and/or damage to property caused by or in any way connected with the handling and/or installation of the Airbus CBT and the Virtual Aircraft by the Buyer's personnel.

16.10.3.2
Upon the Buyer’s request and subject to conditions to be quoted by the Seller, the Seller may assist the Buyer with the initial installation of the Airbus CBT and the Virtual Aircraft at the Buyer’s facilities. Such assistance shall follow notification in writing that the various components, which shall be in accordance with the specifications defined in the Airbus CBT Technical Specification, are ready for installation and available at the Buyer’s facilities.

16.10.4	Airbus CBT and Virtual Aircraft License

16.10.4.1
The use of the Airbus CBT and of the Virtual Aircraft shall be subject to license conditions defined in Part 5 of Exhibit I to the Agreement (License For Use Of Airbus Computer Based Training (Airbus CBT”)), hereinafter “the License”.

For the purpose of the Virtual Aircraft, the term “Airbus CBT” as used in such License shall mean “Airbus CBT including the Virtual Aircraft”.

16.10.4.1.2
Supply of sets of CBT Courseware or sets of Virtual Aircraft Software, as defined in Part 5 of Exhibit I to the Agreement and additional to those indicated in Appendix A, as well as any extension to the License shall be subject to terms and conditions to be mutually agreed.

16.10.5
The Seller shall not be responsible for and hereby disclaims any and all liabilities resulting from or in connection with the use by the Buyer of the Airbus CBT, the Virtual Aircraft and any other training aids provided under this Clause 16.10.

16.11	Proprietary Rights

All proprietary rights, including but not limited to patent, design and copyrights, relating to the Seller's training data and documentation, the Airbus CBT, the Virtual Aircraft and training aids shall remain with the Seller and/or its Affiliates and/or its Supplliers, as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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16.12	Confidentiality

The Seller's training data and documentation, the Airbus CBT, Virtual Aircraft and training aids are designated as confidential and as such are provided to the Buyer for the sole use of the Buyer, for training of its own personnel, who undertakes not to disclose the content thereof in whole or in part, to any third party without the prior written consent of the Seller, save as permitted herein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.

In the event of the Seller having authorized the disclosure of any training data and documentation, Airbus CBT, Virtual Aircraft and training aids to third parties either under this Agreement or by an express prior written authorization, the Buyer shall cause such third party to agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed training data and documentation, the Airbus CBT, Virtual Aircraft and training aids and to use such training data and documentation, Airbus CBT, Virtual Aircraft and training aids solely for the purpose for which they are provided.

16.13	Transferability

Without prejudice to Clause 21.1, the Buyer's rights under this Clause 16 shall not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller's prior written consent thereto, which shall not be unreasonably withheld.

Any unauthorized assignment, sale, transfer, novation or other alienation of the Buyer's rights under this Clause 16 shall, as to the particular Aircraft involved, immediately void this Clause 16 in its entirety.

16.14	Indemnities and Insurance

INDEMNIFICATION PROVISIONS AND INSURANCE REQUIREMENTS APPLICABLE TO THIS CLAUSE 16 ARE AS SET FORTH IN CLAUSE 19.

THE BUYER SHALL PROVIDE THE SELLER WITH AN ADEQUATE INSURANCE CERTIFICATE PRIOR TO ANY TRAINING ON AIRCRAFT.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX A TO CLAUSE 16

APPENDIX "A" TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of firmly ordered ten (10) Aircraft, unless otherwise specified.

1.	FLIGHT OPERATIONS TRAINING

1.1	Flight Crew Training (standard transition course or cross crew qualification (CCQ) as applicable)

Intentionally deleted.

1.2	Flight Crew Line Initial Operating Experience

Intentionally deleted.

1.3	Instructor Cabin Attendants' Familiarization Course

Intentionally deleted.

1.4	Performance / Operations Course(s)

1.4.1	The Seller shall provide to the Buyer *** of performance / operations training free of charge for the Buyer's personnel.

1.4.2	The above trainee days shall be used solely for the performance/operations training courses as defined in the Seller’s applicable Training Course Catalog.

1.5	Transition Type Rating Instructor (TRI) course

Intentionally deleted.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX A TO CLAUSE 16

2	MAINTENANCE TRAINING

2.1	Maintenance Training Courses

2.1.1	The Seller shall provide to the Buyer ***of maintenance training *** for the Buyer's personnel.

2.1.2	The above trainee days shall be used solely for the maintenance training courses as defined in the Seller’s applicable Training Courses Catalog.

2.1.3	Within the trainee days allowance in Paragraph 2.1.1 above, the number of Engine Run-up courses shall be limited to *** course for *** Aircraft and to a *** courses in total.

2.2	Line Maintenance Initial Operating Experience Training

Intentionally deleted.

2.3	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

3.1
For instruction at the Seller's Training Centers: *** of instruction for *** trainee equals ***. The number of trainees originally registered at the beginning of the course shall be counted as the number of trainees to have taken the course.

3.2
For instruction outside of the Seller's Training Centers: *** of instruction by *** Seller Instructor equals the actual number of trainees attending the course or a *** except for structure maintenance training course.

3.3	For structure course, *** of instruction by *** Seller Instructor equals the actual number of trainees attending the course or a ***.

3.4	For practical training, *** of instruction by *** Seller Instructor equals the actual number of trainees attending the course or ***.

3.5
In the event of training being provided outside of the Seller’s Training Centers specifically at the Seller’s request, Paragraph 3.1 hereabove shall be applicable to the trainee days accounting for such training.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX A TO CLAUSE 16

4	TRAINING AIDS FOR BUYER'S TRAINING ORGANISATION

4.1	Delivery

The Seller shall provide to the Buyer ***:

-
*** Airbus CBT (flight and/or maintenance) related to the Aircraft type(s) as covered by this Agreement (including *** of CBT Courseware and *** of CBT Software for flight and *** of CBT Courseware and *** of CBT Software for maintenance, as applicable). The detailed description of the Airbus CBT shall be provided to the Buyer at the Training Conference;

-	*** Virtual Aircraft (Walk around and Component Location) related to the Aircraft type (s) as covered in this Agreement.

-	*** of training documentation on CD-ROM;

-	*** CD-ROM of cockpit panels for training.

4.2	Revision service

The Airbus CBT and Virtual Aircraft in use at the Seller’s Training Centers are revised on a regular basis and such revision shall be provided to the Buyer during the period when training courses provided under this Clause 16 are performed for the Buyer or up to *** of the Airbus CBT or the Virtual Aircraft to the Buyer under this Agreement, whichever first occurs.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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APPENDIX "B" TO CLAUSE 16

MINIMUM RECOMMENDED QUALIFICATION

IN RELATION TO TRAINING REQUIREMENTS

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate Aviation Authority or the specific airline policy of the trainee demand greater or additional requirements, they shall apply as prerequisites.

FLIGHT CREW Standard Transition Courses)

Captain prerequisites :
•  Previously qualified on FAR/EASA/CS 25 aircraft and commercial operations
• Valid and  Current  Airline Transport Pilot License (ATPL)
• Previous command experience
•	Fluency in English (able to write, read and communicate at an adequately understandable level in English language)
• Jet experience
• Flight time :
- 1 500 hours as pilot
- 1 000 hours on FAR/EASA/CS 25 aircraft
- 200 hours experience as airline, corporate or military transport pilot

First Officer prerequisites :
• Previously qualified on FAR/EASA/CS 25 aircraft and commercial operations
• Aircraft and commercial operations valid and current CPL (Commercial pilot license) with Instrument rating,
•	Fluency in English (able to write, read and communicate at an adequately understandable level in English language)
• Jet experience
• Flight time :
- 500 hours as pilot
- 300 hours on FAR/EASA/CS 25 aircraft
- 200 hours experience as airline, corporate or military transport pilot

If the Trainee does not speak English or is not fluent enough to follow the Standard Transition course, he shall follow the Adapted language transition and provide a translator as indicated by the Seller.

If no Jet experience, both CAPTAIN and/or FIRST OFFICER must follow before entering the transition course, a dedicated "Jet Familiarization entry level course”. Such course(s), if required, shall be at the Buyer's expense.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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First type rating course

This course is designed for Ab initio pilots who do not hold an aircraft type rating on their pilot license

Pilot prerequisites
• Valid and current CPL (commercial pilot license)
• Valid and current Instrument Rating on multi engine aircraft at European standards.
• ATPL written examination
•	Fluency in English (able to write, read and communicate at an adequately understandable level in English language) (minimum :ICAO level 4)
• Flight experience:
- 220 hours as pilot
- 100 hours as pilot in command (PIC)
- 25 hours on multi engine aircraft (up to 10 hours can be completed in a simulator)

In addition to the above conditions and in accordance to the JAR Flight Crew Licensing (FCL) and the Airbus Training Policy, a pilot applying for a first type rating must have followed either an approved JAR Multi Crew Cooperation (MCC) program or regulatory equivalent or the "Airbus Entry Level Training (ELT) program" (combined MCC and Jet familiarization course). Such course, if required, shall be at the Buyer's expense.

CCQ additional prerequisites

In addition to the prerequisites set forth for the Flight Crew Standard Transition Course, both CAPTAIN and FIRST OFFICER must:

.	be qualified and current on the base aircraft type
.	have 150 hours minimum and 3 months minimum of operations on the base aircraft type.

TRI course additional prerequisites

In addition to the prerequisites set forth for the Flight Crew Standard Transition Course, it is the responsibility of the Buyer to:

-	select instructor candidate(s) with airmanship and behavior corresponding to the role and responsibility of an airline instructor
-	designate instructor candidate(s) with the Airbus prerequisite, which corresponds to the JAR requirements (ref JAR – FCL 1 – Requirements/ Subparts H – Instructor rating (Aeroplane)

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Performance and Operations personnel prerequisites

The Buyer’s performance and operations personnel shall be fluent in English (able to write, read and communicate at an adequately understandable level in English language).

All further detailed prerequisites shall be provided by the Seller to the Buyer during the Training Conference, depending on the type of training course(s) selected by the Buyer.

Maintenance Personnel prerequisites

.
Fluency in English (understanding of English (able to write, read and communicate at an adequately understandable level in English language) adequate to be able to follow the training (If this is not the case, the Buyer shall assign a minimum of one (1) translator for eight (8) trainees).

.	Technical experience in the line or/and base maintenance activity of commercial jet aircraft

Additional prerequisites for Aircraft Rigging Course

Qualification on the related systems Airbus aircraft family as aviation maintenance technician (AMT) or holder of a basis”B1” license or equivalent.

Additional prerequisites for Maintenance Initial Operating Experience

Personnel attending this training course must have successfully completed the theorical training element of the related Aircraft type course

Maintenance Training Difference Courses additional prerequisites

In addition to the prerequisites set forth for Maintenance Personnel, the personnel shall be current and operating on the base aircraft

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1
The Seller has obtained enforceable and transferable product support agreements from Suppliers of Seller Furnished Equipment listed in the Specification, the benefit of which is hereby accepted by the Buyer. Said agreements become enforceable as soon as and for as long as an operator is identified as an Airbus aircraft operator.

17.1.2	These agreements are based on the "World Airlines Suppliers Guide" and include Supplier commitments as contained in the "Supplier Product Support Agreements" which include the following provisions:

17.1.2.1
Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts. Such technical data and manuals shall be prepared in accordance with the applicable provisions of ATA Specification including revision service and be published in the English language. The Seller shall recommend that a software user guide, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual, such data shall be provided in compliance with the applicable ATA Specification;

17.1.2.2	Warranties and guarantees, including standard warranties. In addition, landing gear Suppliers shall provide service life policies for selected structural landing gear elements;

17.1.2.3	Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer's instructors, shop and line service personnel;

17.1.2.4	Spares data in compliance with ATA iSpecification 2200, initial provisioning recommendations, spare parts and logistic service including routine and expedite deliveries;

17.1.2.5	Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.1.3
Upon the Buyer’s request, the Seller shall provide the Buyer with Supplier Product Support Agreements familiarization training at the Seller’s facilities in Blagnac, France. An on-line training module shall be further available through Airbus|World, access to which shall be subject to the “General Terms and Conditions of Access to and Use of the Secure Area of Airbus|World” (hereinafter the “GTC”), as set forth in Part 4 of Exhibit I to this Agreement.

17.2	Supplier Compliance

The Seller shall monitor Suppliers’ compliance with support commitments defined in the Supplier Product Support Agreements and shall, if necessary, jointly take remedial action with the Buyer.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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18	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1
Without additional charge, the Seller shall provide for the installation of those items of equipment which are identified in the Specification as being furnished by the Buyer ("Buyer Furnished Equipment" or "BFE"), provided that they are referred to in the Airbus BFE Catalog of Approved Suppliers by Products valid at time of ordering of the concerned BFE.

The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition including the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer shall furnish such detailed description and information by the dates so specified. Such information, dimensions and weights shall not thereafter be revised unless authorised by a Specification Change Notice.

The Seller shall also furnish in due time to the Buyer a schedule of dates and indication of shipping addresses for delivery of BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule.  The Buyer shall provide such equipment by such dates in a serviceable condition, in order to allow performance of any assembly, test, or acceptance process in accordance with the industrial schedule.

The Buyer shall also provide, when requested by the Seller, at AIRBUS FRANCE S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS DEUTSCHLAND GmbH, Division Hamburger Flugzeugbau Works in HAMBURG (FEDERAL REPUBLIC OF GERMANY) adequate field service including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2	The Seller shall be entitled to refuse any item of BFE which it considers incompatible with the Specification, the above mentioned engineering definition or the certification requirements.

18.1.3
The BFE shall be imported into FRANCE or into the FEDERAL REPUBLIC OF GERMANY by the Buyer under a suspensive customs system ("Régime de l'entrepôt industriel pour fabrication coordonnée" or "Zollverschluss") without application of any French or German tax or customs duty, and shall be Delivered Duty Unpaid (DDU) according to the Incoterms definition. The Seller shall acknowledge in writing receipt of the BFE.

Shipping Addresses:

AIRBUS FRANCE S.A.S.
316 Route de Bayonne
31300 TOULOUSE
FRANCE

or

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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AIRBUS DEUTSCHLAND GmbH
Division Hamburger Flugzeugbau
Kreetslag 10
21129 HAMBURG
FEDERAL REPUBLIC OF GERMANY

18.1.4
If the Buyer requests the Seller to supply directly certain items which are considered as BFE according to the Specification and if such request is notified to the Seller in due time in order not to affect the Scheduled Delivery Month of the Aircraft, the Seller may agree to order such items subject to the execution of a Specification Change Notice reflecting the effect on price, escalation adjustment, and any other conditions of the Agreement.  In such a case the Seller shall be entitled to the payment of a reasonable handling charge and shall bear no liability in respect of delay and product support commitments for such items which shall be the subject of separate arrangements between the Buyer and the relevant supplier.

18.2	Aviation Authorities' Requirements

The Buyer is responsible for, at its expense, and warrants that BFE shall be manufactured by a qualified supplier, shall meet the requirements of the applicable Specification, shall comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, shall be approved by the Aviation Authorities delivering the Export Certificate of Airworthiness and by the Buyer's Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft.

18.3	Buyer's Obligation and Seller's Remedies

18.3.1
Any delay or failure in complying with the foregoing warranty or in providing the descriptive information or service representatives mentioned in Clause 18.1 or in furnishing the BFE in serviceable condition at the requested delivery date or in obtaining any required approval for such equipment under the above mentioned Aviation Authorities regulations may delay the performance of any act to be performed by the Seller, and cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller's additional costs, attributable to such delay or failure such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2	Further, in any such event, the Seller may:

(i)
select, purchase and install an equipment similar to the involved one, in which event the Final Price of the affected Aircraft shall also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and if so required and not already provided for in the price of the Aircraft for adjustment and calibration; or

(ii)
if the BFE shall be so delayed by more than ***, or unapproved *** deliver the Aircraft without the installation of such equipment, notwithstanding the terms of Clause 7 insofar as it may otherwise have applied, and the Seller shall thereupon be relieved of all obligations to install such equipment. The Buyer may also elect to have the Aircraft so delivered.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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18.4	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) shall be with the Seller for as long as such BFE shall be under the care, custody and control of the Seller for the period starting upon delivery of the BFE to the Seller’s facilities until the Aircraft is delivered to the Buyer.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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19	INDEMNIFICATION AND INSURANCE

19.1	Indemnities Relating to Inspection, Technical Acceptance Process and Ground Training

19.1.1
The Seller shall, except in case of Gross Negligence of the Buyer, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its Affiliates and each of their respective  directors, officers, agents, employees and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

(i)	loss of, or damage to, the Seller's property;

(ii)	injury to, or death of, the directors, officers, agents or employees of the Seller;

(iii)
any damage caused by the Seller to third parties arising out of, or in any way connected with, any ground check, check or controls under Clause 6 or Clause 8 of this Agreement and/or Ground Training Services ; and

(iv)	any damage caused by the Buyer and/or the Seller to third parties arising out of, or in any way connected with, technical acceptance flights under Clause 8 of this Agreement.

19.1.2
The Buyer shall, except in case of Gross Negligence of the Seller, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates and each of their respective directors, officers, agents, employees, sub-contractors and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

(i)	loss of, or damage to, the Buyer’s property;

(ii)	injury to, or death of, the directors, officers, agents or employees of the Buyer; and

(iii)
any damage caused by the Buyer to third parties arising out of, or in any way connected with, any ground check, check or controls under Clause 6 or Clause 8 of this Agreement and/or Ground Training Services.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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19.2	Indemnities Relating to Training on Aircraft after Delivery

19.2.1
The Buyer shall, except in the case of Gross Negligence of the Seller, its directors, officers, agents and employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates and each of their respective directors, officers, agents, employees, sub-contractors and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) incident thereto or incident to successfully establishing the right to indemnification in respect of:

(i)	injury to, or death of, any person (including any of the Buyer's directors, officers, agents and employees, but not directors, officers, agents and employees of the Seller); and

(ii)	loss of, or damage to, any property and for loss of use thereof (including the aircraft on which the Aircraft Training Services are performed),

arising out of, or in any way connected with, the performance of any Aircraft Training Services.

19.2.2
The foregoing indemnity shall not apply with respect to the Seller’s legal liability towards any person other than the Buyer, its directors, officers, agents or employees arising out of an accident caused solely by a product defect in the Aircraft delivered to and accepted by the Buyer hereunder.

19.3	Indemnities relating to Seller Representatives Services

19.3.1
The Buyer shall, except in case of Gross Negligence of the Seller, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates and each of their respective directors, officers, agents, employees, sub-contractors and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

(i)	injury to, or death of, any person (except Seller’s Representatives); and

(ii)	loss of, or damage to, any property and for loss of use thereof;

arising out of, or in any way connected with the Seller’s Representatives Services.

19.3.2
The Seller shall, except in case of Gross Negligence of the Buyer, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its Affiliates and each of their respective  directors, officers, agents, employees and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of all injuries to, or death of, the Seller’s Representatives arising out of, or in any way connected with the Seller’s Representatives Services.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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19.4	Insurances

To the extent of the Buyer's undertaking set forth in Clause 19.2.1, for all training periods on aircraft, the Buyer shall:

(i)
cause the Seller, its directors, officers, agents, employees, Affiliates and sub-contractors, and their respective insurers, to be named as additional insureds under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils such insurance shall include the AVN 52E Extended Coverage Endorsement Aviation Liabilities as well as additional coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance; and

(ii)
with respect to the Buyer's Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer's hull insurance policies to waive all rights of subrogation against the Seller, its directors, officers, agents, employees, Affiliates and sub-contractors, and their respective insurers.

Any applicable deductible shall be borne by the Buyer.

With respect to the above policies, the Buyer shall furnish to the Seller, not less than seven (7) working days prior to the start of any such training period, certificates of insurance from the Buyer's insurance broker(s), in English, evidencing the limit of liability cover and period of insurance in a form acceptable to the Seller certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer's policies are primary and non-contributory to any insurance maintained by the Seller;

(ii)
such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller; and

(iii)
under any such cover, all rights of subrogation against the Seller, its directors, officers, agents, employees, Affiliates and sub-contractors, and their respective insurers, have been waived to the extent of the Buyer's undertaking and specifically referring to Clause 19.2.1 and to this Clause 19.4.

19.5	Notice of Claims

If any claim is made or suit is brought against either party (or its respective directors, officers, agents, employees, Affiliates and sub-contractors) for damages for which liability has been assumed by the other party in accordance with the provisions of this Agreement, the party against which a claim is so made or suit is so brought shall promptly give notice to the other party, and the latter shall (unless otherwise requested by the party against which a claim is so made or suit is so brought, in which case the other party nevertheless shall have the right to) assume and conduct the defence thereof, or effect any settlement which it, in its opinion, deems proper.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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20	TERMINATION

20.1	Termination for Insolvency

In the event that either the Seller or the Buyer:

(a)	makes a general assignment for the benefit of creditors or becomes insolvent;

(b)	files a voluntary petition in bankruptcy;

(c)	petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

(d)
commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, readjustment of debt, liquidation or any other similar proceeding for the relief of financially distressed debtors;

(e)	becomes the object of any proceeding or action of the type described in (c) or (d) above and such proceeding or action remains undismissed or unstayed for a period of at ***; or

(f)	is divested of a substantial part of its assets for a period of at ***,

then the other party may, to the full extent permitted by law, by written notice, terminate all or part of this Agreement.

20.2	Termination for Non-Payment of Predelivery Payments

If for any Aircraft the Buyer fails to make any Predelivery Payments at the time, in the manner and in the amount specified in Clause 5.3 the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

20.3	Termination for Failure to Take Delivery

If the Buyer fails to comply with its obligations as set forth under Clause 8 and/or Clause 9, or fails to pay the Final Price of the Aircraft, the Seller shall have the right to put the Buyer on notice to do so within a period of ***after the date of such notification.

If the Buyer has not cured such default within such period, the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

All costs referred to in Clause 9.2.3 and relating to the period between the notified date of delivery (as referred to in Clause 9.2.3) and the date of termination of all or part of this Agreement shall be borne by the Buyer.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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20.4	Termination for Default under other Agreements

If the Buyer or any of its Affiliates fails to perform or comply with any material obligation expressed to be assumed by it in any other agreement between the Buyer or any of its Affiliates and the Seller or any of its Affiliates and such failure is not remedied *** after the Seller has given notice thereof to the Buyer, then the Seller may, by written notice, terminate all or part of this Agreement.

20.5	General

20.5.1
To the full extent permitted by law, the termination of all or part of this Agreement pursuant to Clauses 20.1, 20.2, 20.3 and 20.4 shall become effective immediately upon receipt by the relevant party of the notice of termination sent by the other party without it being necessary for either party to take any further action or to seek any consent from the other party or any court [or arbitral panel]* having jurisdiction.

20.5.2
The right for either party under Clause 20.1 and for the Seller under Clauses 20.2, 20.3, and 20.4 to terminate all or part of this Agreement shall be without prejudice to any other rights and remedies available to such party to seek termination of all or part of this Agreement before any court or arbitral panel having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

20.5.3
If the party taking the initiative of terminating this Agreement decides to terminate part of it only, the notice sent to the other party shall specify those provisions of this Agreement which shall be terminated.

20.5.4
In the event of termination of this Agreement following a default from the Buyer, including but not limited to a default under Clauses 20.1, 20.2, 20.3 and 20.4, the Seller without prejudice to any other rights and remedies available under this Agreement or by law, shall retain all predelivery payments, commitment fees, option fees and any other monies paid by the Buyer to the Seller under this Agreement and corresponding to the Aircraft, services, data and other items covered by such termination.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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21	ASSIGNMENTS AND TRANSFERS

21.1	Assignments by Buyer

Except as hereinafter provided, the Buyer may not sell, assign, novate or transfer its rights and obligations under this Agreement to any person without the prior written consent of the Seller, which shall not unreasonably be withheld.

21.1.1	Assignments for Predelivery Financing

The Buyer shall be entitled to assign its rights under this Agreement at any time in order to provide security for the financing of any Predelivery Payments subject to such assignment being in form and substance acceptable to the Seller.

21.1.2	Assignments for Delivery Financing

The Buyer shall be entitled to assign its rights under this Agreement at any time in connection with the financing of its obligation to pay the Final Price subject to such assignment being in form and substance acceptable to the Seller.

21.2	Assignments by Seller

The Seller may at any time sell, assign, novate or transfer its rights and obligations under this Agreement to any person, provided such sale, assignment or transfer be notified to Buyer and shall not have a material adverse effect on any of Buyer’s rights and obligations under this Agreement.

21.2.1	Transfer of Rights and Obligations upon Restructuring

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (“the Successor”) under the control of the ultimate controlling shareholders of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring shall be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognises that succession of the Successor to the Agreement by operation of law, which is valid under the law pursuant to which that succession occurs, shall be binding upon the Buyer.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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22	MISCELLANEOUS PROVISIONS

22.1	Data Retrieval

The Buyer shall provide the Seller, as the Seller may reasonably request, with all the necessary data as customarily compiled by the Buyer and pertaining to the operation of the Aircraft to assist the Seller in making efficient and coordinated survey of all reliability, maintainability, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft.

22.2	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized representative of the party to whom the same is given or by registered mail (return receipt requested), express mail (tracking receipt requested) or by facsimile, to be confirmed by subsequent registered mail, and the date upon which any such notice or request is so personally delivered or if such notice or request is given by registered mail, the date upon which it is received by the addressee or, if given by facsimile, the date upon which it is sent with a correct confirmation printout, provided that if such date of receipt is not a business day notice shall be deemed to have been received on the first following business day, shall be deemed to be the effective date of such notice or request.

Seller’s address for notices is:

AIRBUS
Attn. To V. P. Contracts
1 Rond-Point Maurice Bellonte
31707 Blagnac Cedex
France

Buyer’s address for notices is:

CHINA SOUTHERN AIRLNES COMPANY LIMITED
Attention to Vice President
Bai Yun Airport
Guangzhou 510405
People’s Republic of China

or such other address or such other person as the party receiving the notice or request may reasonably designate from time to time.

22.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any right herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision.  The express waiver (whether made one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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22.4	Law and Jurisdiction

22.4.1	This Agreement shall be governed by and construed in accordance with the laws of England.

22.4.2
Any dispute arising out of or in connection with this Agreement shall be finally settled under the Rules of Conciliation and Arbitration of the International Chamber of Commerce by three (3) arbitrators appointed in accordance with such rules.

Arbitration shall take place in London in the English language.

22.5	Contracts (Rights of Third Parties) Act 1999

The parties do not intend that any term of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement.

The parties may rescind, vary, waive, release, assign, novate or otherwise dispose of all or any of their respective rights or obligations under this Agreement in accordance with the terms hereof without the consent of any person who is not a party to this Agreement.

22.6	International Supply Contract

The Buyer and the Seller recognise that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein.

The Buyer and the Seller hereby also agree that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this transaction.

22.7	Severability

In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law, which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.8	Alterations to Contract

This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto.  This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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22.9	Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

22.10	Counterparts

This Agreement has been executed in three (3) original copies.

Notwithstanding the above, this Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement.

22.11	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement shall prevail over the terms of the Specification or any other Exhibit.  For the purpose of this Clause 22.10, the term Agreement shall not include the Specification or any other Exhibit hereto.

22.12	Confidentiality

This Agreement including any Exhibits, other documents or data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under the Agreement shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to professional advisors for the purpose of implementation hereof.

In particular, both parties agree:

-
not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior written consent of the other party hereto.

-
that any and all terms and conditions of the transaction contemplated in this Agreement are strictly personal and exclusive to the Buyer, including in particular, but not limited to, the Aircraft pricing (the “Personal Information”). The Buyer therefore agrees to enter into consultations with the Seller reasonably in advance of any required disclosure of Personal Information to financial institutions, including operating lessors, investment banks and their agents or other relevant institutions for aircraft sale and leaseback or any other Aircraft or Predelivery Payment financing purposes (the “Receiving Party”).

Without prejudice to the foregoing, any disclosure of Personal Information to a Receiving Party shall be subject to written agreement between the Buyer and the Seller, including in particular, but not limited to:

(i)	the contact details of the Receiving Party,
(ii)	the extent of the Personal Information subject to disclosure,
(iii)	the Aircraft pricing to be provided to the Receiving Party.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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Furthermore, the Buyer shall use its best efforts to limit the disclosure of the contents of this Agreement to the extent legally permissible in any filing required to be made by the Buyer with any governmental or regulatory agency.  The Buyer agrees that prior to any such disclosure or filing, the Seller and the Buyer shall jointly review and agree on the terms and conditions of the document to be filed or disclosed.

The provisions of this Clause 22.11 shall survive any termination of this Agreement for a period of *** years.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

For and on behalf of	For and on behalf of

CHINA SOUTHERN	AIRBUS S.A.S.
AIRLINES COMPANY LIMITED

By :	/s/ Xu Jiebo	By:	/s/ Christophe Mourey

Name:	Xu Jiebo	Name:	Christophe Mourey

Title:		Title:	Senior Vice President Contracts

For and on behalf of

CHINA SOUTHERN AIRLINES (GROUP)
IMPORT AND EXPORT TRADING CORPORATION

By:	/s/ Zeng Zixiang
Name:	Zeng Zixiang

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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EXHIBIT A

EXHIBIT A

SPECIFICATION

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07		Page 1/1

EXHIBIT B

EXHIBIT B

FORM OF

SPECIFICATION CHANGE NOTICE

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07	Exhibit B
CC-C 337.0045/07		Page 1/1

EXHIBIT C

PART 1	AIRFRAME PRICE REVISION FORMULA

1	Base Price

The Airframe Base Price quoted in Clause 3.1 of the Agreement is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	Base Period

The Airframe Base Price has been established in accordance ***as defined by *** values indicated hereafter.

*** values indicated herein shall not be subject to any revision.

3	Indexes

Labor Index.  ***

Material Index: ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07		Page 1/3

EXHIBIT C

PART 1	AIRFRAME PRICE REVISION FORMULA

4	Revision Formula

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07		Page 2/3

EXHIBIT C

PART 1	AIRFRAME PRICE REVISION FORMULA

5	General Provisions

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07		Page 3/3

EXHIBIT C

PART 2	PROPULSION SYSTEMS PRICE REVISION FORMULA GENERAL ELECTRIC

1.	Reference Price of the Propulsion Systems

The Reference Price of a set of two (2) GENERAL ELECTRIC model CFE-80E1-A3  Propulsion Systems is:

USD ***

***

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Clauses 4 and 5 of this Exhibit C.

2.	Reference Period

The above Reference Price has been established in accordance with the *** as defined by GENERAL ELECTRIC by ***

3.	Indexes

Labor Index : ***

Material Index ***

4.	Revision Formula

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07		Page 1/3

EXHIBIT C

PART 2	PROPULSION SYSTEMS PRICE REVISION FORMULA GENERAL ELECTRIC

* * *

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07		Page 2/3

EXHIBIT C

PART 2	PROPULSION SYSTEMS PRICE REVISION FORMULA GENERAL ELECTRIC

5.	General Provisions

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07		Page 3/3

EXHIBIT C

PART 3	PROPULSION SYSTEMS PRICE REVISION FORMULA PRATT AND WHITNEY

1.	Reference Price of the Propulsion Systems

The Reference Price for a set of two (2) PRATT & WHITNEY model PW 4168A Propulsion Systems is:

USD  ***

***

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions of Clauses 4 and 5 hereof.

2.	Reference Period

The above Reference Price has been established in accordance with the *** as defined, according to PRATT & WHITNEY by the *** values indicated in Clause 4 hereof.

3.	Indexes

Labor Index:  ***

Material Index : ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07		Page 1/3

EXHIBIT C

PART 3	PROPULSION SYSTEMS PRICE REVISION FORMULA PRATT AND WHITNEY

4.	Revision Formula

***

5.	General Provisions

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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EXHIBIT C

PART 4	PROPULSION SYSTEMS PRICE REVISION FORMULA ROLLS ROYCE

1	Reference Price of the Propulsion Systems

The Reference Price of a set of two (2) ROLLS ROYCE RB 211 TRENT 772B   Propulsion Systems is:

USD ***

***

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2	Reference Period

The above Reference Price has been established in accordance with the *** as defined according to ROLLS ROYCE, by the *** values indicated in Clause 4 of this Exhibit C.

3	Indexes

Labor Index: ***

Material Index: ***

Energy Index: ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07		Page 1/3

EXHIBIT C

PART 4	PROPULSION SYSTEMS PRICE REVISION FORMULA ROLLS ROYCE

4	Revision Formula

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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EXHIBIT C

PART 4	PROPULSION SYSTEMS PRICE REVISION FORMULA ROLLS ROYCE

5	General Provisions

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07		Page 3/3

EXHIBIT D

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of clause 8 of the purchase agreement dated [day] [month] [year] and made between China Southern Airlines Company Ltd. (the “Customer”) and Airbus S.A.S. as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A330-200 aircraft, bearing manufacturer’s serial number [•], and registration mark [•](the “Aircraft”) have taken place in Blagnac.

In view of said tests having been carried out with satisfactory results, the Customer, hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, has caused this instrument to be executed by its duly authorised representative this _____ day of [month], [year] in Blagnac.

CUSTOMER
Name:
Title:
Signature:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07		Page 1/1

EXHIBIT E

BILL OF SALE

Know all men by these presents that Airbus S.A.S, a Société par Actions Simplifiée existing under French law and having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the “Seller”), [was] this [day] [month] [year] the owner of the title to the following airframe (the “Airframe”), the engines as specified (the “Engines”) and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment (“BFE”), incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	ENGINES :

AIRBUS Model A330-200 [Insert name of engine or propulsion system manufacturer] Model [·]

MANUFACTURER'SSERIAL NUMBER:	[·]	ENGINE SERIAL NUMBERS :
LH: [·]
RH: [·]

REGISTRATION MARK:	[·]

The Airframe, Engines and Parts are hereafter together referred to as the “Aircraft”.

The Seller did this ___ day of [month], [year], sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft to the following entity and to its successors and assigns forever, said Aircraft to be the property thereof:

CHINA SOUTHERN AIRLNES COMPANY LIMITED
Bai Yun Airport
Guangzhou 510405
People’s Republic of China
 (the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it had good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever.

This Bill of Sale shall be governed by and construed in accordance with the laws of [same governing law as the Purchase Agreement].

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorised representative this _____ day of [month], [year] in Blagnac.

AIRBUS S.A.S.

Name:
Title:
Signature :

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07	Exhibit E
CC-C 337.0045/07

EXHIBIT F

EXHIBIT F

SERVICE LIFE POLICY

ITEMS OF PRIMARY STRUCTURE

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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EXHIBIT F

SELLER SERVICE LIFE POLICY

1	The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2	***

2.1	***

2.2	***

2.3	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07	Exhibit F
CC-C 337.0045/07		Page 2/4

EXHIBIT F
2.4	***

3	***

3.1	***

3.2	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07		Page 3/4

EXHIBIT F
4	***

4.1	***

4.2	***

5	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07		Page 4/4

EXHIBIT G

EXHIBIT G

TECHNICAL DATA INDEX

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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EXHIBIT G

TECHNICAL DATA INDEX

Where applicable data will be established in general compliance with ATA Specification 2200 (iSpec2200), Information Standards for Aviation Maintenance

The following index identifies the Technical Data provided in support of the Aircraft.

The explanation of the table is as follows:

NOMENCLATURE	Self-explanatory.

ABBREVIATED DESIGNATION (Abbr)	Self-explanatory.

AVAILABILITY (Avail)

Technical Data can be made available :

-	ON-LINE (ON) through the relevant service on Airbus|World,

and / or

-	OFF-LINE (OFF) through the most suitable means applicable to the size of the concerned document (e.g CD or DVD).

FORMAT (Form)

Following Technical Data formats may be used:

-	SGML - Standard Generalized Mark-up Language, which allows further data processing by the Buyer.

-	XML – Extensible Mark-up Language, evolution of the SGML text format to cope with WEB technology requirements.

-	CGM – Computer Graphics Metafile, format of the interactive graphics associated with the XML and /or SGML text file delivery .

-	PDF (PDF) - Portable Document Format allowing data consultation.

-
Advanced Consultation Tool -  refers to Technical Data Consultation application that offers advanced consultation & navigation functionality compared to PDF. Both browser software & Technical Data are packaged together.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07		Exhibit G

EXHIBIT G

-	P1 / P2 - refers to manuals printed on one side or both sides of the sheet.

-	CD-P - refers to CD-Rom including Portable Document Format (PDF) Data.

TYPE	C	CUSTOMIZED. Refers to manuals that are applicable to an individual Airbus customer/operator fleet or aircraft.

G	GENERIC. Refers to manuals that are applicable for all Airbus aircraft types/models/series.

E	ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

QUANTITY (Qty)	Self-explanatory for physical media.

DELIVERY (Deliv)	Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) corresponding to the first delivery day.

The number of days indicated shall be rounded up to the next regular revision release date.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07		Exhibit G

EXHIBIT G

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
OPERATIONAL MANUALS AND DATA
Flight Crew Operating Manual	FCOM	OFF	P2	C	***	***	Electronic dispatch, update and consultation of operating manuals through
	FCOM	OFF	CD-P	C	***	***	e–documentation modules is the Airbus “ Less Paper in the Cockpit” (LPC)
	FCOM	ON	PDF	C	***	***	standard ( FCOM, MEL and airline designed documents).
	FCOM	ON	Advanced Consultation Tool	C	***	***	Paper FCOM ( *** per aircraft at dlivery ) shall only be supplied if no electronic dispatch, update and onboard consultation of the required regulatory operating manuals.
	FCOM	OFF	Advanced Consultation Tool on CD	C	***	***	PDF is fallback solution to paper / suitable for on-ground reference only.
	FCOM	OFF	SGML	C	***	***
FCOMOn-Line Advanced Consultation Tool  refers to electronic FCOM/OEB consultation, OEB download and FCOM customization process through the LPC administrator tool, for electronic onboard aircraft consultation in the LPC context

SGML shall be used to process Buyer’s own FCOM for delivery to flight crew

Flight Crew Training Manual	FCTM	OFF	CD-P	C	***	***	FCTM is a supplement to FCOM , a “Pilot’s guide” for use in training and in operations
	FCTM	ON	PDF	C	***	***
	FCTM	OFF	XML	C	***	***	XML data for further processing/customization by the Buyer
Cabin Crew Operating Manual	CCOM	OFF	CD-P	C	***	***	LR Aircraft: Basic for A340-500/-600 Aircraft
		ON	PDF	C	***	***	A330-200/A340-300 > only for aircraft equipped with enhanced cabin (Mod 48819)
		OFF	XML	C	***	***
SA Aircraft: Basic for A318 . Basic for all A319/A320/A321 equipped with new CIDS /FAP
CCOM not available for aircraft with old CIDS re-installed ( A319 Mod 34898, A320 Mod 34856, A321 Mod 34997 )
XML data are for further processing by the Buyer

Flight Manual	FM	OFF	P2	C	***	***	Plus *** copy per Aircraft at Delivery
	FM	OFF	CD-P	C	***	***
	FM	ON	PDF	C	***	***

SA = Single Aisle: A318/A319/A320/A321   /   LR = Long Range: A330/A340

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07	Exhibit G
CC-C 337.0045/07		Page 4/14

EXHIBIT G

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
OPERATIONAL MANUALS AND DATA
Master Minimum Equipment List	MMEL	OFF	P2	C	***	***	Plus *** copy per Aircraft at Delivery
	MMEL	OFF	CD-P	C	***	***	PDF CD is fallback solution to paper for on-ground consultation only (For Temporary Revisions refer to paper)
	MMEL	ON	PDF	C	***	***
	MMEL	OFF	SGML	C	***	***
SGML data, including Parts 1 and 2, for further processing by the Buyer.
SGML is recommended for  issue of the Customer MEL
Note: Airbus Starter Pack for conversion of SGML Data to Adobe. Framemaker or MS Word RTF format  is available with relevant training .

Quick Reference Handbook	QRH	OFF	P2	C	***	***	Per crew quantity / Plus *** copy per Aircraft at Delivery
	QRH	OFF	CD-P	C	***	***
	QRH	ON	PDF	C	***	***
Trim Sheet	TS	OFF	WordDoc	C	***	0	Office Automation format (.doc) for further processing by the Buyer
Weight and Balance Manual	WBM	OFF	P1	C	***	0
Fleet customized WBM for reference in central Library
(*) plus *** copy per Aircraft at Delivery. For the WBM the flight deck copy is an advance copy only of the customized  manual, not subject to revision or updating. Weighing Equipment List delivered two weeks after Aircraft Delivery

	WBM	OFF	CD-P	C	***	0
	WBM	ON	PDF	C	***	0
Performance Engineer's Programs	PEP	ON	Performance Computation Tool	C	***	***	A collection of aircraft Performance software tools in a common interface.
	PEP	OFF	Performance Computation Tool on CD	C	***	***
Performance Programs Manual	PPM	OFF	CD-P	C	***	***	Explains how to use the PEP & contains specific Data for engineers, which are not contained in the FCOM

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07	Exhibit G
CC-C 337.0045/07		Page 5/14

EXHIBIT G

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED MANUALS
AirN@v / Maintenance , including : Aircraft Maintenance Manual - AMM	AirN@v	ON	Advanced Consultation Tool	C	***	***
Illustrated Parts Catalog (Airframe)- IPC
Illustrated Parts Catalog ( Powerplant )- PIPC*
Trouble Shooting Manual - TSM
Aircraft Schematics Manual - ASM
Aircraft Wiring Lists - AWL
Aircraft Wiring Manual- AWM
Electrical Standard Practices Manual-ESPM
	AirN@v	OFF	Advanced Consultation Tool on DVD	C	***	***
Recommended basic delivery quantity
*PIPC is integrated in the SA aircraft IPC for IAE V2500 A1/A3 Engines .
and in the LR A340-500/-600 aircraft IPC for RR Trent 500 Engines.
For other Aircraft and engine types, to be supplied by Propulsion Systems Manufacturer concurrently with the Airframe IPC.

AirN@v / Associated Data Consumable Material List – CML Standards Manual - SM	AirN@v	ON	Advanced Consultation Tool	G	***	***	Tooling Data invcludes the previous Tool and Equipment Manual ( TEM) Support Equipment Summary ( SES) and Tool and Equipment Index (TEI ) information.
Electrical Standard Practices Manual - ESPM Tooling Data – TD (*)	AirN@v	OFF	Advanced Consultation Tool on DVD	G	***	***	Tooling Data first issue in AirN@v /Associated Data scheduled for end 2007.
Technical Follow-up	TFU	OFF	CD-P	E	***	***	TFU for Trouble shooting & maintenance, to be used with AirN@v
Aircraft Maintenance Manual	AMM	ON	PDF	C	***	***
	AMM	OFF	CD-P	C	***	***	Fallback solution to AirN@v / Maintenance
	AMM	OFF	SGML	C	***	***
If selected by the Buyer, SGML format will not be automatically supplied . Effective delivery will only take place at the time of explicit request from the Buyer
 Graphics in CGM, in general compliance with iSpec 2200

Aircraft Schematics Manual	ASM	ON	PDF	C	***	***
	ASM	OFF	CD-P	C	***	***	Fallback solution to AirN@v / Maintenance :
	ASM	OFF	SGML	C	***	***
If selected by the Buyer, SGML format will not be automatically supplied . Effective delivery will only take place at the time of explicit request from the Buyer
 Graphics in CGM, in general compliance with iSpec 2200

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07	Exhibit G
CC-C 337.0045/07		Page 6/14

EXHIBIT G

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED MANUALS (Cont’d)
Aircraft Wiring List	AWL	ON	PDF	C	***	***
	AWL	OFF	CD-P	C	***	***	Fallback solution to AirN@v / Maintenance. AWL PDF will be discontinued in 2009 after implementation of the AirN@v / Maintenance Technical Data Upgrade programme.
	AWL	OFF	SGML	C	***	***
If selected by the Buyer, SGML format will not be automatically supplied . Effective delivery will only take place at the time of explicit request from the Buyer
(Graphics in CGM, in general compliance with iSpec 2200 )

Aircraft Wiring Manual	AWM	ON	PDF	C	***	***
	AWM	OFF	CD-P	C	***	***	Fallback solution to AirN@v / Maintenance
	AWM	OFF	SGML	C	***	***
If selected by the Buyer, SGML format will not be automatically supplied .
Effective delivery will only take place at the time of explicit request from the Buyer
(Graphics in CGM, in general compliance with iSpec 2200 )

Consumable Material List	CML	OFF	SGML	G	***	***	If selected by the Buyer, SGML format will not be automatically supplied . Effective delivery will only take place at the time of explicit request from the Buyer
Ecam System Logic Data	ESLD	ON	PDF	E	***	***
	ESLD	OFF	CD-P	E	***	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07	Exhibit G
CC-C 337.0045/07		Page 7/14

EXHIBIT G

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED MANUALS (Cont’d)
Electrical Load Analysis	ELA	OFF	PDF/RTF/ Excel	C	***	***	*** ELA supplied for each Aircraft, delivered *** after Aircraft Delivery PDF File + Office automation format RTF & Excel file delivered on one single CD for ELA updating by the Buyer
Electrical Standard Practices Manual	ESPM	OFF	SGML	G	***	***
If selected by the Buyer, SGML format will not be automatically supplied.
Effective delivery will only take place at the time of explicit request from the Buyer
(Graphics in CGM, in general compliance with iSpec 2200 )

Electrical Standard Practices booklet	ESP	OFF	P2*	G	***	***	*Pocket size format booklets, which provide maintenance personnel with quick and easy access for identifying of electrical equipment and required tooling
Flight Data Recording Parameter Library	FDRPL	OFF	Advanced Consultation Tool on CD	E	***	***
Illustrated Parts Catalog (Airframe)	IPC	ON	PDF	C	***	***
	IPC	OFF	CD-P	C	***	***	Fallback solution to AirN@v / Maintenance IPC PDF will be discontinued in 2009 after implementation of the AirN@v / Maintenance Technical Data Upgrade programme.
	IPC	OFF	SGML	C	***	***
If selected by the Buyer, SGML format will not be automatically supplied. Effective delivery will only take place at the time of explicit request from the Buyer (Graphics in CGM, in general compliance with iSpec 2200 )

Illustrated Parts Catalog (Powerplant)	PIPC	ON	PDF	C	***	***
	PIPC	OFF	CD-P	C	***	***
Integrated in the SA aircraft IPC for IAE V2500 A1/A3 Engines .
Integrated in the LR A340-500/-600 aircraft IPC for RR Trent 500 Engines.
For other Aircraft and engine types, supplied by Propulsion Systems Manufacturer concurrently with the Airframe IPC.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07	Exhibit G
CC-C 337.0045/07		Page 8/14

EXHIBIT G

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
MAINTENANCE AND ASSOCIATED MANUALS (Cont’d)
AirN@v / Planning , including Maintenance Planning Document – MPD	AirN@v	ON	Advanced Consultation Tool	E	***	***	The application also includes MPD data in PDF, MS Excel and TSDF / Text Structured Data File formats + SGML file for further processing by the Buyer
	AirN@v	OFF	Advanced Consultation Tool on DVD	E	***	***	Life Limited Parts information is included in the Airworthiness Limitation Section ( ALS ) of the SMD
Scheduled Maintenance Data, including	SMD	ON	PDF	E	***	***
Maintenance Review Board Report –MRBR	SMD	OFF	CD-P	E	***	***
Airworthiness Limitation Section – ALS
Tool & Equipment Bulletins	TEB	OFF	P2	E	***	***
Tool and Equipment Drawings	TED	ON	Advanced Consultation Tool	E	***	***	On-line Consultation from Engineering Drawings Service
AirN@v / Engineering , including: Airworthiness Directives / AD Consignes de Navigabilite / CN ( French DGAC )	Enginerring Technical Data Service	ON	Advanced Consultation Tool	C	***	***
All Operator Telex / AOT	AirN@v	OFF	Advanced Consultation	C	***	***	Outstations with no On-Line connection to Airbus|World to be supplied with one DVD
Operator Information Telex / OIT			Tool on DVD				set
Flight Operator Telex / FOT
Modification / MOD
Modification Proposal / MP
Service Bulletin / SB
Service Information Letter / SIL
Technical Follow-Up / TFU
Vendor Service Bulletin / VSB
Trouble Shooting Manual	TSM	ON	PDF	C	***	***
	TSM	OFF	CD-P	C	***	***	Fallback solution to AirN@v / Maintenance
	TSM	OFF	SGML	C	***	***
If selected by the Buyer, SGML format will not be automatically supplied .Effective delivery will only take place at the time of explicit request from the Buyer
(Graphics in CGM, in general compliance  with iSpec 2200 )

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07	Exhibit G
CC-C 337.0045/07		Page 9/14

EXHIBIT G

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
STRUCTURAL MANUALS
AirN@v / Repair , including: Structural Repair Manual (*) - SRM	AirN@v	ON	Advanced Consultation Tool	E	***	***	AirN@v / Repair first issue scheduled for *** ( LR aircraft ), end 2008 ( SA aircraft ) and will include:
Non Destructive Testing Manual - NTM		OFF	Advanced Consultation Tool on DVD	E	***	***	• For SA aircraft *** specific SRM for each A318, A319, A320, A321, *** SA aircraft common NTM,
• For LR aircraft , *** SRM and NTM for A340-200/-300, *** SRM and NTM for A340-500/-600.

*Nacelle repair data are integrated in the Airframe SRM  for A318 PW6000 and A340-500/-600 RR Trent  aircraft.  For all other SA and LR aircraft and engine types, the Nacelle SRM shall be supplied by the relevant Powerplant Supplier

	SRM	OFF	SGML	E	***	***
If selected by the Buyer, SGML format will not be automatically supplied. Effective delivery will only take place at the time of explicit request from the Buyer
(Graphics in CGM, in general compliance with iSpec 2200 )

Structural Repair Manual	SRM	ON	PDF	E	***	***
		OFF	CD-P	E	***	***	Fallback solution to AirN@v- Repair
Non Destructive Testing Manual	NTM	ON	PDF	E	***	***
		OFF	CD-P	E	***	***	Fallback solution to AirN@v- Repair

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07	Exhibit G
CC-C 337.0045/07		Page 10/16

EXHIBIT G

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
OVERHAUL DATA
AirN@v / Workshop, including:
Component Maintenance Manual – Manufacturer CMMM	AirN@v	ON	Advanced Consultation Tool	N/A	***	***	AirN@v / Workshop first issue scheduled for early 2008 (LR aircraft ), end early 2009 (SA aircraft ).
Duct Fuel Pipe Repair Manual- DFPRM		OFF	Advanced Consultation Tool on DVD	5	***	***
Component Maintenance Manual – Manufacturer	CMMM	ON	PDF	N/A	***	***
CMMM		OFF	CD-P	1	***	***	Fallback solution to AirN@v / Workshop
Component Maintenance Manual – Vendor	CMMV	OFF	CD-P	1	***	***	PDF on CD to be provided by Vendors. If more than one Airbus aircraft type in operation with the Buyer, dispatch of the “common” CMMV only

	CMMV	ON	PDF	N/A	***	***	Available from the “Supplier Technical Documentation “ Service in
							Airbus|World
Component Documentation Status	CDS	OFF	CD	5	***	***	Revised *** after Aircraft Delivery
Component Evolution List	CEL	ON	PDF	N/A	***	***
	CEL	OFF	CD-P	1	***	***	Delivered as follow-on for CDS.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07	Exhibit G
CC-C 337.0045/07		Page 11/14

EXHIBIT G

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
ENGINEERING DOCUMENTS
Mechanical Drawings	MD	ON	Advanced Consultation Tool	C	***	***
On-line Consultation from Engineering Drawings Service

Note:  Repair drawings are supplied upon specific Buyer request.
Buyer’s queries shall be issued in connection with an approved document SB, SRM or RAS (Repair Assessment Sheet)

Parts Usage (Effectivity)	PU	ON	Advanced Consultation Tool	C	***	***	On-line Consultation from Engineering Drawings Service
Parts List	PL	ON	Advanced Consultation Tool	C	***	***	On-line Consultation from Engineering Drawings Service
Standards Manual	SM	OFF	SGML	G	***	***	If selected by the Buyer, SGML format will not be automatically supplied. Effective delivery will only take place at the time of explicit request from the Buyer
Process and Material Specification	PMS	ON	PDF	G	***	***
	PMS	OFF	CD-P	G	***	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07	Exhibit G
CC-C 337.0045/07		Page 12/14

EXHIBIT G

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
MISCELLANEOUS PUBLICATIONS
Airplane Characteristics for Airport Planning- AC	AC/MFP	ON	PDF	E	***	***	Available On-Line from the Airbus | World
Maintenance Facility Planning – MFP	AC/ MFP	OFF	CD-P	E	***	***	AC, MFP are grouped on one single CD Fallback solution to on-line AC / MFP
ATA 100 Breakdown	ATAB	ON	PDF	E	***	***	6 Digits ATA 100 Breakdown
		OFF	CD-P	E	***	***
C@DETS /Technical Data Training Course Ware Software	C@DETS	OFF	Advanced Consultation Tool on CD	G	***	***	Training Course applicable to major Maintenance , Material , Repair Technical Data
	C@DETS	ON	PDF	G	***	***
Aircraft Recovery Manual	ARM	ON	PDF	E	***	***
	ARM	OFF	CD-P	E	***	***
Aircraft Rescue & Firefighting Chart	ARFC	ON	PDF	E	***	***	Available On-Line from the Airbus | World
Crash Crew Chart	CCC	OFF	P1	E	***	***
Cargo Loading System Manual	CLS	ON	PDF	E	***	***
	CLS	OFF	CD-P	E	***	***	One CLS per delivered Aircraft

List of Effective Technical Data	LETD	ON	PDF	C	***	***
The LETD provides, for each Technical Data, information about:
- Applicable issue and revision date,
- Shipping information with search functions
   by manual or delivery address criteria,
-Tracking of shipments through the Carrier
  Website.

List of Radioactive and Hazardous Elements	LRE	ON	PDF	G	***	***
	LRE	OFF	CD-P	G	***	***
Livestock Transportation Manual	LTM	ON	PDF	E	***	***
	LTM	OFF	CD-P	E	***	***
Service Bulletins	SB	ON	Advanced Consultation Tool	C	***	***
Full SB content and SB search functions available from the ETDS / Engineering Technical Documentation Service in Airbus | World /
Note: SB cross reference Index available  from  AirN@v / Engineering  on DVD

	SB	OFF	CD-P	C	***	***	One CD for every SB issued and/or revised

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07	Exhibit G
CC-C 337.0045/07		Page 13/14

EXHIBIT G

NOMENCLATURE	Abbr	Avail	Form	Type	Qty	Deliv	Comments
MISCELLANEOUS PUBLICATIONS
Supplier Product Support Agreements 2000	SPSA	ON	PDF	G	***	***	The SPSA contains all the GCP 2000 issue 04 Agreements signed by Airbus SFE Suppliers.
	SPSA	OFF	CD-P	G	***	***	The GCP 2000 is an Agreement signed by Airbus and its Suppliers which specifies: Airbus Support Standards The individual Supplier’s contractual support commitments

Transportability Manual	TM	OFF	CD-P	G	***	***
Vendor Information Manual	VIM	ON	Advanced Consultation Tool	G	***	***
	VIM	OFF	Advanced Consultation Tool on CD	G	***	***
Ground Support Equipment Vendor Information Manual / GSE VIM	GSE VIM	ON	PDF	G	***	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07	Exhibit G
CC-C 337.0045/07		Page 14/14

EXHIBIT "H"

EXHIBIT " H "

MATERIAL

SUPPLY AND SERVICES

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Exhibit H	Page 1/20

EXHIBIT "H"

1.	GENERAL

1.1	Scope of Material Support

1.1.1	This Exhibit “H” defines the terms and conditions for the support services that may be offered by the Seller to the Buyer in the following areas:

-	Initial provisioning data and Material,
-	Replenishment of Material,
-	Lease of certain Seller Parts,
-	Loan of Ground Support Equipment and Specific (To Type) Tools,
-	Repair of certain Seller Parts.

1.1.2	References made to Articles shall refer to articles of this Exhibit "H" unless otherwise specified.

1.1.3
Notwithstanding the definition set forth in Clause 12.3.1 of the Agreement and for the exclusive purpose of this Exhibit “H”, the term “Supplier” shall mean any supplier providing any of the Material listed in Article 1.2.1 hereunder (each a “Supplier Part”).

1.2	Material Categories

1.2.1	Material covered by this Exhibit “H” is classified into the following categories (hereinafter individually and collectively referred to as "Material"):

(i)	Seller Parts (Seller's proprietary Material bearing a part number of the Seller or Material for which the Seller has the exclusive sales rights);

(ii)	Supplier Parts classified as Repairable Line Maintenance Parts (in accordance with SPEC 2000);

(iii)	Supplier Parts classified as Expendable Line Maintenance Parts (in accordance with SPEC 2000);

(iv)	Ground Support Equipment and Specific (To Type) Tools;

(v)	Hardware and standard material, when provided as a package;

(vi)	Consumables and raw material, when provided as a package.

Material covered under Articles 1.2.1 (v) and 1.2.1 (vi) is available only when supplied as a package as part of the initial provisioning of Material.

1.2.2
Propulsion Systems, engine exchange kits, their accessories and parts, including associated parts, are not covered under this Exhibit "H" and shall be subject to direct agreements between the Buyer and the relevant Propulsion System Manufacturer.

The Seller shall use its reasonable efforts to assist the Buyer in case of any difficulties with availability of Propulsion Systems and associated spare parts.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Exhibit H	Page 2/20

EXHIBIT "H"

1.3	Term

During a period *** (the "Term"), the Seller shall maintain, or cause to be maintained, a stock of Seller Parts as defined in 1.2.1 (i) as the Seller deems reasonable and shall furnish at ***Seller Parts adequate to meet the Buyer’s needs for maintenance of the Aircraft.

The Seller shall use *** efforts to obtain a similar service from all Suppliers of Supplier Parts as set forth under Articles 1.2.1 (ii) and (iii) that were originally installed on the Aircraft at Delivery.

1.4	Airbus Spares Support and Services

1.4.1           The Seller has established its spares headquarters in Hamburg, Germany (the "Airbus Spares Center") and shall, during the Term, maintain, or have maintained on its behalf, a central store of Seller Parts.

1.4.2	The Airbus Spares Center is operated twenty-four (24) hours per day, seven (7) days per week.

1.4.3
For efficient and rapid deliveries, the Seller and its Affiliates operate a global network of regional satellite stores (“Regional Satellite Stores”), a list of which may be communicated to the Buyer upon request.

The Seller reserves the right to effect deliveries from the Airbus Spares Center, from any of the Regional Satellite Stores or from any other production or Suppliers' facilities.

1.5	Customer Order Desk

The Seller has set up a dedicated “Customer Order Desk”, the main functions of which are:

- Management of order entries for all priorities, including AOG;
- Management of order changes and cancellations;
- Administration of Buyer’s routing and shipping instructions;
- Administration of Material returns;
- Clarification of delivery discrepancies;
- Issuance of credit and debit Notes.

The Buyer may communicate with the Customer Order Desk by means of telephone, fax, SITA message, SPEC 2000, e-mail or via the Internet.

1.6	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Exhibit H	Page 3/20

EXHIBIT "H"

1.7	Agreements of the Buyer

1.7.1                 The Buyer agrees to purchase from the Seller or its licensee(s) (“Licensees”) the Seller Parts required for the Buyer's own needs during the Term, provided that the provisions of this Article 1.7 shall not in any way prevent the Buyer from resorting to the Seller Parts stocks of other operators of the same aircraft type or model or from purchasing Seller Parts from said operators or from distributors, provided said Seller Parts have been originally designed by the Seller and manufactured by the Seller or its Licensee(s).

1.7.2	The Buyer may manufacture, or have manufactured, for its own use and without paying any license fee to the Seller, parts equivalent to Seller Parts only:

1.7.2.1	after expiration of the Term, if at such time the Seller Parts are out of stock,

1.7.2.2
at any time, to the extent that Seller Parts are needed to perform confirmed aircraft on ground (“AOG”) repairs upon any Aircraft delivered under the Agreement and are not available from the Seller, its Licensees or other approved sources within a lead time shorter than or equal to the time in which the Buyer can procure such Seller Parts, and provided the Buyer shall not sell such Seller Parts,

1.7.2.3	in those instances when a Seller Part is identified as "Local Manufacture" in the Illustrated Parts Catalog (IPC).

1.7.3.1
The rights granted to the Buyer in Article 1.7.2 shall not in any way be construed as a license, nor shall they in any way obligate the Buyer to the payment of any license fee or royalty, nor shall they in any way be construed to affect the rights of third parties.

1.7.3.2
Furthermore, in the event of the Buyer manufacturing or having manufactured any parts, subject to the conditions of Article 1.7.2, such manufacturing and any use made of the manufactured parts shall be under the sole liability of the Buyer and the consent given by the Seller shall not be construed as express or implicit approval howsoever either of the Buyer or of the manufactured parts.

It shall further be the Buyer’s sole responsibility to ensure that such manufacturing is performed in accordance with the relevant procedures and Aviation Authority requirements.

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NON-CONFORMITY OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY MANUFACTURING OF ANY PART UNDERTAKEN BY THE BUYER, OR CAUSED TO BE UNDERTAKEN BY THE BUYER, UNDER ARTICLE 1.7.2 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS EXHIBIT “H”, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Exhibit H	Page 4/20

1.7.4
The Buyer shall allocate, or cause to be allocated, its own partnumber to any part manufactured, or caused to be manufactured, in accordance with Article 1.7.2 above. The Buyer shall under no circumstances be allowed to use, or cause to be used, the Airbus partnumber of the Seller Part to which such manufactured part is equivalent.

1.7.5	Notwithstanding any right provided to the Buyer under Article 1.7.2, the Buyer shall not be entitled to sell or loan any part manufactured under the provisions of Article 1.7.2 to any third party.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Exhibit H	Page 5/20

EXHIBIT "H"

2.                  INITIAL PROVISIONING AND REPLENISHMENT

2.1	Initial Provisioning

2.1.1	Period

The Initial Provisioning Period is defined as *** under the Agreement.

2.1.2	Pre-Provisioning Meeting

2.1.2.1
The Seller shall organize a pre-provisioning meeting (“Pre-Provisioning Meeting”) at the Airbus Spares Center, or any other location as may be mutually agreed, for the purpose of defining an acceptable schedule and working procedure to accomplish the initial provisioning (hereinafter “Initial Provisioning”) of Material (the “Initial Provisioning Material”).

During the Pre-Provisioning Meeting, the Seller shall familiarize the Buyer with the provisioning process, methods and formulae of calculation and documentation.

2.1.2.2	The date of the meeting shall be *** for the Initial Provisioning Conference referred to in Article 2.1.3 below.

2.1.3	Initial Provisioning Conference

The Seller shall organize an Initial Provisioning conference (“Initial Provisioning Conference”) at the Airbus Spares Center.

At the request of the Buyer, the Seller shall invite major Suppliers, as mutually agreed upon during the Pre-Provisioning Meeting, to participate in the conference.

Such conference shall take place at the earliest *** after Manufacturer Serial Number allocation, Buyer Furnished Equipment selection or Contractual Definition Freeze, whichever occurs last.

2.1.4	Initial Provisioning Data

2.1.4.1
Initial Provisioning data elements generally in accordance with SPEC 2000, Chapter 1, ("Initial Provisioning Data") for Material defined in Articles 1.2.1 (i) through 1.2.1 (iii) shall be supplied by the Seller to the Buyer in English language, in a form, format and timeframe to be mutually agreed upon during the Pre-Provisioning Meeting.

The Seller shall have obtained from Suppliers agreements to prepare and issue for their own products such Initial Provisioning Data as provided above.

2.1.4.1.1   The Initial Provisioning Data shall be revised ***, up to the end of the Initial Provisioning Period.

2.1.4.1.2   The Seller shall ensure that Initial Provisioning Data is provided to the Buyer in due time to give the Buyer sufficient time to perform any necessary evaluation and allow the on-time delivery of any ordered Material.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Exhibit H	Page 6/20

EXHIBIT "H"

2.1.4.1.3          Initial Provisioning Data generated by the Seller and supplied to the Buyer shall comply with the configuration of the Aircraft as documented *** before the date of issue.

This provision shall not cover:

-	Buyer modifications not known to the Seller,
-	other modifications not approved by the Seller’s Aviation Authority.

2.1.4.2	Supplier-Supplied Data

Initial Provisioning Data corresponding to Supplier Parts (both initial issue and revisions) shall be transmitted to the Buyer through the Seller and/or the corresponding Supplier, it is however agreed and understood by the Buyer that the Seller shall not be responsible for the substance, accuracy and quality of such data.

2.1.4.3	Supplementary Data

The Seller shall provide the Buyer with supplementary data to the Initial Provisioning Data. This shall include Local Manufacture Tables (X-File), Ground Support Equipment, Specific-to-type Tools (W-File) and a Pool Item Candidate List (Y-File).

2.1.5	Commercial Offer

Upon the Buyer’s request, the Seller shall submit a commercial offer for Material as defined in Articles 1.2.1 (i) through 1.2.1 (vi) mutually agreed as being Initial Provisioning Material.

2.1.6	Delivery of Initial Provisioning Material

2.1.6.1
To cover the requirements in Material for entry into service of the Aircraft, the Seller shall use its reasonable efforts to deliver Material ordered during the Initial Provisioning Period against the Buyer's orders and according to a mutually agreed schedule. Such deliveries shall cover the Material requirements in line with the Aircraft fleet build up, only up to that portion of the ordered quantity that is recommended for the number of Aircraft operated during the Initial Provisioning Period.

The Seller shall in addition use its reasonable efforts to cause Suppliers to provide to the Buyer a similar service for their items.

2.1.6.2
The Buyer may, subject to the Seller's agreement, cancel or modify Initial Provisioning orders placed with the Seller, with no cancellation charge, provided such modification or cancellation occurs no later than the published lead-time before the scheduled delivery of said Material.

2.1.6.3	The delivery of Material described in Articles 1.2.1 (ii) through (vi) shall take place as set forth in Article 2.2 hereof.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Exhibit H	Page 7/20

EXHIBIT "H"

2.1.6.4	The delivery of Material described in Articles 1.2.1 (ii) through (vi) shall take place as set forth in Article 2.2 hereof.

2.1.7	Initial Provisioning Data for ***

If the Seller has granted the Buyer ***

2.1.8	Buy-Back

2.1.8.1	Buy-Back of Obsolete Parts

The Seller agrees to buy back unused Seller Parts as per Article 1.2.1 (i) (“Buy Back”) which become obsolete before Delivery of the first Aircraft to the Buyer as a result of mandatory modifications required by the Buyer’s or the Seller's Aviation Authorities, subject to the following:

a)	The Seller Parts involved shall be those, which the Buyer is directed by the Seller to scrap or dispose of and which cannot be reworked, modified or repaired to satisfy the revised standard;

b)
The Seller shall credit to the Buyer the purchase price paid by the Buyer for any such obsolete parts, provided that the Seller's liability in this respect does not extend to quantities in excess of the Seller's Initial Provisioning recommendation;

c)	The Seller shall use its reasonable efforts to obtain for the Buyer the same protection from Suppliers for Supplier Parts.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Exhibit H	Page 8/20

EXHIBIT "H"

2.1.8.2	Buy-Back Period and Buy-Back of Initial Provisioning Surplus Material

a)	The Buy-Back Period is defined as the period starting *** to the Buyer.

b)
At any time during the Buy-Back Period, the Buyer shall have the right to return to the Seller any Seller Parts as per Article 1.2.1 (i) or Supplier Parts as per Article 1.2.1 (ii), subject to the conditions defined hereunder.

c)	A part as set forth in Article b) above shall be eligible for Buy-Back if:

i)	The part is unused and undamaged and is accompanied by the Seller's original documentation (tag, certificates);

ii)	The Seller originally provided the Buyer with a positive Initial Provisioning recommendation for the part at the time of purchase based upon a ***;

iii)	The part was purchased for Initial Provisioning purposes by the Buyer directly from the Seller;

iv)	The part is not shelf life limited, nor does it contain any shelf life limited components with *** shelf life remaining when returned;

v)	The parts are returned to the Seller by the Buyer so the parts have effectively been received and accepted by the Seller before the end of the Buy-Back Period.

d)	If a part is accepted for Buy-Back, the Seller shall credit the Buyer as follows:

-	For Seller Parts as per Article 1.2.1 (i) the Seller *** of the price originally paid;

-	For Supplier Parts as per Article 1.2.1 (ii) the ***of the original Supplier list price valid at the time of order placement.

e)
In the event of the Buyer electing to procure Material in excess of the Seller's recommendation, the Buyer shall notify the Seller thereof in writing, with due reference to the present Article. The Seller's acknowledgement and agreement in writing shall be necessary before any Material in excess of the Seller's Initial Provisioning recommendation shall be considered for Buy-Back.

f)	It is expressly understood and agreed that all ***.

g)	Transportation costs for the agreed return of Material under this Article 2.1.8.2 shall ***.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Exhibit H	Page 9/20

EXHIBIT "H"

2.2	REPLENISHMENT AND DELIVERY

2.2.1	General

For the purpose of clarification, it is expressly stated that the provisions of Article 2.2.2 do not apply to Initial Provisioning Data and Material as described in Article 2.1. Delivery conditions shall be as set forth in Article 4.1.1.

2.2.2	Lead times

In general, lead times shall be in accordance with the provisions of the latest edition of the  "World Airlines and Suppliers' Guide".

2.2.2.1	Seller Parts as per Article 1.2.1 (i) listed in the Seller's Spare Parts Price Catalog or on Airbus|Spares can be dispatched within the lead times published in the Seller’s Spare Parts Price Catalog.

Lead times for Seller Parts as per Article 1.2.1 (i), which are not published in the Seller's Spare Parts Price Catalog or on Airbus|Spares, shall be quoted upon request.

2.2.2.2	Material defined in Articles 1.2.1 (ii) through 1.2.1 (vi) can be dispatched within the Supplier's lead time augmented by the Seller's own order and delivery administration time.

2.2.2.3	Expedite Service

The Seller shall provide a twenty-four (24) hours a day / seven (7) days a week expedite service to provide for the supply of critically required parts (the “Expedite Service”).

2.2.2.3.1
The Expedite Service is operated in accordance with the "World Airlines and Suppliers Guide" and the Seller shall notify the Buyer of the action taken to satisfy an expedite order received from the Buyer within:

-	four (4) hours after receipt of an AOG (Aircraft On Ground) Order,

-	twenty-four (24) hours after receipt of a Critical Order (imminent AOG or work stoppage),

-	*** after receipt of an Expedite Order (urgent stock replenishment).

2.2.2.3.2
The Seller shall deliver Material requested by the Buyer by telephone, fax or telex on an AOG basis only if such request is confirmed by a subsequent purchase order from the Buyer by the end of the next Business Day.

2.2.3	Delivery Status

The Seller shall make available to the Buyer on the Airbus|Spares a “Delivery Status Report”.

2.2.4	Shortages, Overshipments, Non-Conformity in Orders

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Exhibit H	Page 10/20

EXHIBIT "H"

2.2.4.1	The Buyer shall, *** pursuant to a purchase order, advise the Seller:

a)	of any alleged shortages or overshipments,

b)	of any non-conformities of delivered Material.

In the event of the Buyer not having advised the Seller of any such alleged shortages, overshipments or non-conformity within the above-defined period, the Buyer shall be deemed to have accepted the delivery.

2.2.4.2
In the event of the Buyer reporting overshipments or non-conformity to the specifications within the period defined in Article 2.2.4.1 the Seller shall, if the Seller recognizes such overshipment or non-conformity, either replace the concerned Material or credit the Buyer for the returned Material, if the Buyer chooses to return the Material subject of an overshipment or non-conformity.   ***

2.2.5	Packaging

All Material shall be packaged in accordance with ATA 300 Specification.

2.2.6	Cessation of Deliveries

The Seller reserves the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations defined in Articles 4.2 through 4.4.

2.2.7	Material Consumption Data

The Buyer undertakes to provide periodically to the Seller a quantitative list of the Material used for maintenance and overhaul of the Aircraft. Such list shall cover Material used for both scheduled and unscheduled maintenance. The format and frequency of this list shall be as mutually agreed between the Seller and the Buyer during the Initial Provisioning Conference.

2.3	Warranties

2.3.1	Seller Parts

Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts as per Article 1.2.1 (i) shall at delivery to the Buyer:

(i)	be free from defects in material,

(ii)	be free from defects in workmanship, including without limitation processes of manufacture,

(iii)	be free from defects arising from failure to conform to the applicable specification for such part.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Exhibit H	Page 11/20

EXHIBIT "H"

2.3.2	Warranty Period

2.3.2.1	The warranty period for Seller Parts is *** for new Seller Parts and *** for used Seller Parts from delivery of such parts to the Buyer.

2.3.2.2
Whenever any Seller Part, which contains a defect for which the Seller is liable under Clause 2.3, has been corrected, replaced or repaired pursuant to the terms of this Clause 2.3, the period of the Seller's warranty with respect to such corrected, repaired or replacement Seller Part, whichever the case may be, shall be ***, whichever is longer.

2.3.3	Buyer's Remedy and Seller's Obligation

The Buyer's remedy and Seller's obligation and liability under this Article 2.3 are limited to the repair, replacement or correction, at the Seller's expense and option, of any Seller Part that is defective.

The Seller may alternatively furnish to the Buyer’s account with the Seller a credit equal to the price at which the Buyer is entitled to purchase a replacement for the defective Seller Part.

The provisions of Clauses 12.1.5 through 12.1.11 of the Agreement shall apply to this Article 2.3 of this Exhibit "H".

2.3.4	Supplier Parts

With respect to Supplier Parts to be delivered to the Buyer under this Exhibit H, the Seller agrees to transfer to the Buyer any warranties which the Seller may have obtained from the corresponding Suppliers.

2.3.5	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED HEREIN FOR THE PURPOSES OF THIS EXHIBIT H) AND REMEDIES OF THE BUYER SET FORTH IN THIS ARTICLE 2.3 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY MATERIAL AND/OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

F.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

G.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

H.	ANY IMPLIED WARRANTY ARISING FROM COURSE OFPERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Exhibit H	Page 12/20

EXHIBIT "H"

I.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

J.
ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, MATERIAL, LEASED PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES;

PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS ARTICLE 2.3.5, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS AND ITS AFFILIATES.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Exhibit H	Page 13/20

EXHIBIT "H"

3.	OTHER MATERIAL SUPPORT

3.1	Seller Parts Leasing

3.1.1	General

The Seller offers the Buyer the option to lease Seller Parts as listed in Appendix A to this Exhibit “H” (hereinafter collectively "Leased Parts" or individually a "Leased Part").

For the purposes of this Article 3.1, the term "Lessor" refers to the Seller and the term "Lessee" refers to the Buyer.

3.1.1.1
The terms and conditions of the lease of Leased Parts as set forth in this Article 3.1 shall be supplemented by the conditions as published annually by the Lessor in the ”Airbus Spare Parts Price Catalogue and Repair Guide”.

3.1.1.2	The Lessor shall provide the Lessee with copies of the current version of such Airbus Proprietary Parts Repair Guide on an annual basis.

3.1.1.3
The terms and conditions set out in said document shall prevail over all other terms and conditions appearing on any order form or other document pertaining to Leased Parts, with the exception of this Article 3.1, which, for the avoidance of doubt, shall prevail in the event of any inconsistency between this Article and the Airbus Proprietary Parts Repair Guide.

3.1.1.4
Additional Seller Parts not listed in Appendix A to this Exhibit “H” may be available for lease by the Lessor to the Lessee under terms and conditions as described in the latest version of the Airbus Proprietary Parts Repair Guide.

3.1.1.5	Capitalized terms used in this Article 3.1 and not otherwise defined in this Exhibit “H” shall have the meanings assigned thereto in the Airbus Proprietary Parts Repair Guide.

3.1.2	Title

Title to each Leased Part shall remain with the Lessor at all times unless the Lessee exercises its option to purchase in accordance with clause 3.1.3 herein, in which case title shall pass to the Lessee upon receipt by the Lessor of the payment for the purchased Leased Part.  The terms and conditions of the purchasing of said Leased Parts shall be as published by the Lessor in the then current version of the Airbus Proprietary Parts Repair Guide .

3.1.3	Option to Purchase

3.1.3.1    The Lessee may at its option, exercisable by written notice given to the Lessor during the Lease Period, elect to purchase the Leased Part, in which case the then current sales price for such Leased Part as set forth in the Seller's Spare Parts Price Catalog shall be paid by the Lessee to the Lessor. Should the Lessee exercise such option, *** pursuant to sub-Clause 3.1.1.1 *** of the Leased Part.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Exhibit H	Page 14/20

EXHIBIT "H"

3.1.3.2
In the event of purchase, the Leased Part shall be warranted in accordance with Clause 2.3 as though such Leased Part were a Seller Part, but the warranty period shall be deemed to have commenced on the date such part was first installed on any Aircraft; provided, however, that in no event shall such warranty period be less than *** from the date of purchase of such Leased Part. A warranty granted under this Clause 3.1.3.2 shall be in substitution for the warranty granted under Clause 3.1.4 at the commencement of the Lease Period.

3.1.4	Warranties

3.1.4.1	The Lessor warrants that each Leased Part shall at the time of delivery be free from defects in material and workmanship that could materially impair the utility of the Leased Part.

3.1.4.2	Warranty and Notice Periods

The Lessee's remedy and the Lessor's obligation and liability under this Article 3.1.4, with respect to each defect, are conditional upon:

(i)	the defect having become apparent to the Lessee within the Lease Period; and

(ii)	the Lessee returning *** to the return location specified in the applicable Lease, or such other place as may be mutually agreed upon, the Leased Part claimed to be defective; and

(iii)
the Lessor having received written notice of the defect from the Lessee within *** to the Lessee, with reasonable proof that the claimed defect is due to a matter embraced within the Lessor's warranty under this Article 3.1.4 and that such defect did not result from any act or omission of the Lessee, including but not limited to any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with applicable Aviation Authority requirements  and the Lessor's applicable written instructions.

3.1.4.3	Lessee's Remedy and Lessor's Obligation

The Lessee's remedy and the Lessor's obligation and liability under this Article 3.1.4  are limited to the repair or correction of any Leased Part in which a defect appears, or, as may be mutually agreed, the replacement of such Leased Part with a similar part free from defect.

Any replacement part furnished under this Article 3.1.4.3 shall be deemed to be the Leased Part so replaced.

3.1.4.4	Suspension and Transportation Costs

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Exhibit H	Page 15/20

EXHIBIT "H"

3.1.4.4.1
If a Leased Part covered by this Article 3.1.4 is found to be defective, the Lease period as defined under the Airbus Proprietary Parts Repair Guide (the “Lease Period”) and the Lessee's obligation to pay rental charges shall be suspended from the date upon which the Lessee notifies the Lessor of such defect until the date upon which the Lessor has repaired, corrected or replaced the defective Leased Part, provided however that the Lessee has, promptly after giving such notice to the Lessor, withdrawn such defective Leased Part from use. If the defective Leased Part is replaced, such replaced part shall be deemed to no longer be a Leased Part under the Lease as of the date upon which such part was received by the Lessor at the return location specified in the applicable Lease.

3.1.4.4.2                      All transportation and insurance costs of returning the defective Leased Part and returning the repaired, corrected or replacement part to the Lessee shall be ***

3.1.4.5	Wear and Tear

Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a defect or non-conformity under this Article 3.1.4.
3.1.4.6	Waiver, Release and Renunciation

It is agreed that Article 2.3.5 hereof “Waiver, Release and Renunciation” shall apply to the Material support to be provided under the present Article 3.1.

3.2	Tools and Ground Support Equipment

The Seller shall provide the Buyer with a range of Ground Support Equipment and Tools, as defined in 1.2.1 (iv), support services including:

-	Sale of single tools;

-	Sale of tool packages;

-	Loan of tooling for Airbus Aircraft.

The terms and conditions applicable to such services shall be as published by the Seller on an annual basis in its “Tools for Loan Catalog”. The Seller shall provide the Buyer with copies of this publication on an annual basis.

3.3	Seller Parts Repair

The Seller may offer the Buyer a service whereby the Seller shall manage the repair of Seller Parts as defined in Article 1.2.1 (i) above.

The full terms, conditions and guarantees for the repair of said Seller Parts shall be as published annually by the Seller in its ”Airbus Spare Parts Price Catalogue and Repair Guide”.

4.	COMMERCIAL CONDITIONS

4.1	Price

4.1.1	All quoted Material prices shall be:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Exhibit H	Page 16/20

EXHIBIT "H"

-	Free Carrier (FCA) Airbus Spares Center;

-	Free Carrier (FCA) Seller’s Regional Satellite Stores;

-	Ex Works (EXW) Seller’s or Supplier’s facility for deliveries from any other Seller or Supplier facilities.

At the request of the Buyer, the Seller can arrange and manage the delivery of Material to the Buyer’s facilities on a Delivered Duty Unpaid (DDU) basis. The terms and conditions of such a service shall be subject to a separate agreement to be made between the Buyer and Seller.

The terms Free Carrier (FCA), Ex Works (EXW) and Delivered Duty Unpaid (DDU) are as defined by publication n° 560 of the International Chamber of Commerce, published in January 2000.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Exhibit H	Page 17/20

EXHIBIT "H"

4.1.2
Notwithstanding the provisions of Article 2.1.5 above for Initial Provisioning, all prices shall be the Seller's sales prices valid on the date of receipt of the order (subject to reasonable quantities and delivery time) and shall be expressed in US Dollars. Invoices for freight charges and other delivery services shall be in Euros.

4.1.3
The prices of Seller Parts shall be as set forth in the then current Seller's Spare Parts Price Catalog and shall be firm for each calendar year. The Seller however reserves the right to revise the prices of said Seller Parts during the course of the calendar year in case of any of the following:

-	significant revision in the manufacturing costs and purchase price of materials,

-	significant variation of exchange rates,

-	significant error in the estimation or expression of any price.

4.1.4                     The Seller’s prices for all other Material shall be the Supplier’s list prices valid on the date of receipt of the order, supplemented by the Seller's handling charge. The percentage of such handling charge shall vary with the Material's value and shall be determined on a per item basis.

4.2	Payment Procedures and Conditions

4.2.1	All payment under this Exhibit “H” shall be made in accordance with the terms and conditions set forth in the then current Seller Parts Price Catalog and Repair Guide.

4.2.5                     ***

4.3	Credit Assurance

The Seller and the Buyer agree that the Seller has the right to request and the Buyer shall upon such request provide the Seller with sufficient financial means in due time in order to assure the Seller of full payment of the Buyer’s current and/or expected payment obligations.

4.4	Title

With the exception of Material to be supplied under Article 3 above, title to any Material purchased under this Exhibit "H" shall remain with the Seller until full payment of the invoices and interest thereon, if any, has been received by the Seller.

The Buyer hereby undertakes that Material, title to which has not passed to the Buyer, shall be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Exhibit H	Page 18/20

EXHIBIT "H"

5.	EXCUSABLE DELAY

Clause 10.1 of the Agreement shall apply to all Material support provided under this Exhibit “H”.

6.	TERMINATION OF SPARES PROCUREMENT COMMITMENTS

6.1
In the event of the Agreement being terminated with respect to any Aircraft due to causes provided for in Clauses 10, 11 or 20 of the Agreement, such termination may also affect the terms of this Exhibit "H" to the extent set forth in Article 6.2 below.

6.2
Any termination under Clauses 10, 11 or 20 of the Agreement shall discharge the parties of all obligations and liabilities hereunder with respect to undelivered spare parts, services, data or other items to be purchased hereunder and which are applicable to those Aircraft for which the Agreement has been terminated. Unused Material in excess of the Buyer's requirements due to such Aircraft cancellation may be repurchased by the Seller at the Seller’s option as provided for in Article 2.1.8.2.

7.	INCONSISTENCY

In the event of any inconsistency between this Exhibit “H” and the “Spare Parts Price Catalog” or the “Airbus Proprietary Parts Repair Guide” or the “Tools for Loan Catalog” or any order placed by the Buyer, this Exhibit “H” shall prevail to the extent of such inconsistency.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Exhibit H	Page 19/20

EXHIBIT "H"

APPENDIX "A" TO ARTICLE 3.1 OF EXHIBIT “H”

SELLER PARTS AVAILABLE FOR LEASING

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Exhibit H	Page 20/20

EXHIBIT I

EXHIBIT I

LICENSES AND ON LINE SERVICES

Part 1	License for Use of Software

Part 2	Airbus Customer Portal : Airbus|World

Part 3	Airbus|World ***

Part 4	General Terms and Conditions of Access to and Use of the Secure Area of Airbus|World

Part 5	License for the Use of Airbus Computer Based Training

(Airbus CBT)

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Exhibit I	Page 1/12

EXHIBIT I

Part 1

LICENCE FOR USE OF SOFTWARE

1.       ***

2.       ***

3.       ***

4.       ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Exhibit I	Page 2/12

EXHIBIT I

5.       ***

6.       ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Exhibit I	Page 3/12

EXHIBIT I

7.       ***

8.       ***

9.       ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC – C 337.0045/07	Exhibit I	Page 4/12

EXHIBIT I

10.      Confidentiality

The Software and its contents are designated as confidential. The Licensee undertakes not to disclose the Software or parts thereof to any third party without the prior written consent of the Licensor. In so far as it is necessary to disclose aspects of the Software to the employees, such disclosure is permitted solely for the purpose for which the Software is supplied and only to those employees who need to know the same.

The obligations of the Licensee to maintain confidentiality shall survive the termination of the Software License grant for a period of ten (10) years.

11.      ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC – C 337.0045/07	Exhibit I	Page 5/12

EXHIBIT I

12.	***

13.     ***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC – C 337.0045/07	Exhibit I	Page 6/12

EXHIBIT I

14.      ***

15.	General Provisions

15.1
This Software License or part thereof shall not be assigned to a third party without the prior written consent of the other party except that the Licensor may assign this License to any of the Licensor’s Affiliates.

15.2	This Software License shall be governed by the laws of France. All disputes arising in connection with this Software License shall be submitted to the competent courts of Toulouse, France.

15.3	In the event that any provision of this Software License should for any reason be held ineffective, the remainder of this Software License shall remain in full force and effect.

The invalid provision shall be replaced by such valid one as the parties would have chosen had they been aware of such invalidity.

15.4
All notices and requests required or authorized hereunder shall be given in writing either by registered mail (return receipt requested) or by telefax. In the case of any such notice or request being given by registered mail, the date upon which the answerback is recorded by the addressee or, in case of a telefax, the date upon which the answerback is recorded by the sender’s telefax machine, shall be deemed to be the effective date of such notice or request.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Exhibit I	Page 7/12

EXHIBIT I

PART 2

AIRBUS CUSTOMER PORTAL: AIRBUS|WORLD

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC – C 337.0045/07	Exhibit I	Page 8/12

EXHIBIT I

  PART 3

  AIRBUS|WORLD ***

***

[***Following two pages omitted***]

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC – C 337.0045/07	Exhibit I	Page 9/12

EXHIBIT I

PART 4

GENERAL TERMS AND CONDITIONS OF ACCESS TO
AND USE OF THE
SECURE AREA OF AIRBUS|WORLD

This document and all information contained herein is the sole property of AIRBUS S.A.S. No intellectual property rights are granted by the delivery of this document or the disclosure of its content. This document shall not be reproduced or disclosed to a third party without the express written consent of AIRBUS S.A.S. This document and its content shall not be used for any purpose other than that for which it is supplied.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Exhibit I	Page 10/12

EXHIBIT I

Preamble

For the purposes of the General Terms and Conditions of Access to and Use of the Secure Area of Airbus|World only, the Buyer and the Seller hereby agree that in such GTC:

“The Seller” shall be referred to as AIRBUS S.A.S.,

“The Buyer” shall be referred to as “the Company”,

“The Agreement” shall have the meaning assigned thereto in the GTC.

“The Agreement” as defined in the Clause 00B shall be referred to in the GTC with the meaning assigned thereto under the definition of “Contracts”

GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF

THE SECURE AREA OF AIRBUS|WORLD

***
[***Following eight pages omitted***]

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Exhibit I	Page 11/12

EXHIBIT I

PART 5

  LICENSE FOR USE OF AIRBUS COMPUTER BASED TRAINING (AIRBUS CBT)

***

  [***Following four pages omitted***]

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Exhibit I	Page 12/12

LETTER AGREEMENT No. 1

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Baiyun Airport, Guangzhou 510405
People’s Republic of China

Subject  : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION  (as the, “Consenting Party”) and AIRBUS S.A.S. ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 1	Page 1/3

LETTER AGREEMENT No. 1

1.	***

    ***

[*** The following page omitted]

2.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 1	Page 2/3

LETTER AGREEMENT No. 1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN	AIRBUS S.A.S.
AIRLINES COMPANY LIMITED

By	:	/s/ Xu Jiebo	By	:	/s/ Christophe Mourey

Name	:	Xu Jiebo	Name	:	Christophe Mourey

Its	:		Its	:	Senior Vice President Contracts

Date	:	October 24, 2007	Date	:	October 24, 2007

CHINA SOUTHERN AIRLINES (GROUP)
IMPORT AND EXPORT TRADING CORPORATION

By:	/s/ Zeng Zixiang

Name:	Zeng Zixiang

Its:

Date:	October 24, 2007

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 1	Page 3/3

LETTER AGREEMENT No. 2

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Baiyun Airport, Guangzhou 510405
People’s Republic of China

Subject  : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION  (as the, “Consenting Party”) and AIRBUS S.A.S. ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 2	Page 1/3

LETTER AGREEMENT No. 2

1.                ***

2.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 2	Page 2/3

LETTER AGREEMENT No. 2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN	AIRBUS S.A.S.
AIRLINES COMPANY LIMITED

By	:	/s/ Xu Jiebo	By	:	/s/ Christophe Mourey

Name	:	Xu Jiebo	Name	:	Christophe Mourey

Its	:		Its	:	Senior Vice President Contracts

Date	:	October 24, 2007	Date	:	October 24, 2007

CHINA SOUTHERN AIRLINES (GROUP)
IMPORT AND EXPORT TRADING CORPORATION

By: /s/ Zeng Zixiang

Name: Zeng Zixiang

Its:

Date: October 24, 2007

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 2	Page 3/3

LETTER AGREEMENT No. 3

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Baiyun Airport, Guangzhou 510405
People’s Republic of China

Subject  : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION  (as the, “Consenting Party”) and AIRBUS S.A.S. ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330 Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 3	Page 1/4

LETTER AGREEMENT No. 3

1.	***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 3	Page 2/4

LETTER AGREEMENT No. 3

2.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

3.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 3	Page 3/4

LETTER AGREEMENT No. 3

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN	AIRBUS S.A.S.
AIRLINES COMPANY LIMITED

By	:	/s/ Xu Jiebo	By	:	/s/ Christophe Mourey

Name	:	Xu Jiebo	Name	:	Christophe Mourey

Its	:		Its	:	Senior Vice President Contracts

Date	:	October 24, 2007	Date	:	October 24, 2007

CHINA SOUTHERN AIRLINES (GROUP)
IMPORT AND EXPORT TRADING CORPORATION

By: /s/ Zeng Zixiang

Name: Zeng Zixiang

Its:

Date: October 24, 2007

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 3	Page 4/4

LETTER AGREEMENT No. 4A

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Baiyun Airport, Guangzhou 510405
People’s Republic of China

Subject : A330-200 AIRCRAFT PERFORMANCE GUARANTEES GE

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION  (as the, “Consenting Party”) and AIRBUS S.A.S. ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 4A	Page 1/6

LETTER AGREEMENT No. 4A

1.	AIRCRAFT CONFIGURATION

The guarantees defined below ("the Guarantees") are applicable to the A330-200 Aircraft as described in the Technical Specification ***, as amended by the Specification Change Notices ("SCN's") for:

i)       implementation of engines: GENERAL ELECTRIC CF6-80E1A3

(ii)   increase of design weights to:

Maximum Take-off Weight (MTOW)                                       ***
Maximum Landing Weight (MLW)                                           ***
Maximum Zero Fuel Weight (MZFW)                                      ***

without taking into account any further changes thereto as provided in the Agreement (“the Specification”).

2.	GUARANTEED PERFORMANCE

2.1	Speed

Level flight speed at an Aircraft gross weight of *** at a pressure altitude of *** in ISA conditions using a thrust not exceeding maximum cruise thrust shall be not less than the guaranteed Mach number value of:      ***

2.2	Specific Range

The average nautical miles per kilogram of fuel (Average SR) at the weights and altitudes defined below in ISA conditions at a true Mach number of ***

Weight	Pressure Altitude
***	***
***	***
***	***
***	***
***	***

shall be not less than a guaranteed value of : Average SR ***

2.3	Take-off

JAR take-off field length at an Aircraft gross weight of *** at the start of ground run at sea level pressure altitude in ISA+15°C conditions shall be not more than a guaranteed value of : ***

2.4	Second Segment Climb

The Aircraft shall meet JAR regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.3

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 4A	Page 2/6

LETTER AGREEMENT No. 4A

2.5	***

2.6	***

3.	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weight Empty of ***

This is the Manufacturer's Weight Empty as defined in Section 13-10.00.00 of the Specification amended by the SCN’s as defined in paragraph 1 above and is subject to adjustment as defined in paragraph 6.

4.	GUARANTEE CONDITIONS

4.1.	The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Specification.

4.1.
For the determination of JAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.1.1.	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.1.2.	When establishing en-route one engine inoperative climb performance the air conditioning bleed shall be on but no air will be bled from the engines for anti-icing.

4.2.
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in paragraph 5.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

Cruise performance at *** and above is based on a centre of gravity position of ***.

4.3.
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

4.5.    Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***.

5.	GUARANTEE COMPLIANCE

5.1.
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 4A	Page 3/6

LETTER AGREEMENT No. 4A

5.2.	Compliance with the take-off, second segment, en-route one engine inoperative and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

5.3.
Compliance with those parts of the guarantees defined in paragraph 2 not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A330-200 aircraft of the same aerodynamic configuration as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft..

5.4.	Compliance with the Manufacturer's Weight Empty guarantee defined in paragraph 3 shall be demonstrated with reference to a weight compliance report.

5.5.
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6.	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7.	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's A330-200 Aircraft

6.	ADJUSTMENT OF GUARANTEES

6.1.
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2.	The Guarantees apply to the Aircraft as described in paragraph 1 and may be adjusted in the event of :

a)       Any further configuration change which is the subject of a SCN
b)       Variation in actual weights of items defined in Section 13-10 of the Specification

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 4A	Page 4/6

LETTER AGREEMENT No. 4A

7.	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

8.	***

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 4A	Page 5/6

LETTER AGREEMENT No. 4A

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN	AIRBUS S.A.S.
AIRLINES COMPANY LIMITED

By	:	/s/ Xu Jiebo	By	:	/s/ Christophe Mourey

Name	:	Xu Jiebo	Name	:	Christophe Mourey

Its	:		Its	:	Senior Vice President Contracts

Date	:	October 24, 2007	Date	:	October 24, 2007

CHINA SOUTHERN AIRLINES (GROUP)
IMPORT AND EXPORT TRADING CORPORATION

By: /s/ Zeng Zixiang

Name: Zeng Zixiang

Its:

Date:	October 24, 2007

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 4A	Page 6/6

LETTER AGREEMENT No. 4B

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Baiyun Airport, Guangzhou 510405
People’s Republic of China

Subject : A330-200 AIRCRAFT PERFORMANCE GUARANTEES PW

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION  (as the, “Consenting Party”) and AIRBUS S.A.S. ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 4B	Page 1/6

LETTER AGREEMENT No. 4B

1.	AIRCRAFT CONFIGURATION

The guarantees defined below ("the Guarantees") are applicable to the A330-200 Aircraft as described in the Technical Specification ***, as amended by the Specification Change Notices ("SCN's") for:

ii)	implementation of PRATT&WHITNEY PW4168A engines

(ii)           increase of design weights to:

Maximum Take-off Weight (MTOW)                                ***
Maximum Landing Weight (MLW)           ***
Maximum Zero Fuel Weight (MZFW)                               ***

without taking into account any further changes thereto as provided in the Agreement (“the Specification”).

2.	GUARANTEED PERFORMANCE

2.1	Speed

Level flight speed at an Aircraft gross weight of *** at a pressure altitude of *** in ISA conditions using a thrust not exceeding maximum cruise thrust shall be not less than the guaranteed Mach number value of:      ***

2.2	Specific Range

The average nautical miles per kilogram of fuel (Average SR) at the weights and altitudes defined below in ISA conditions at a true Mach number of ***

Weight	Pressure Altitude
***	***
***	***
***	***
***	***
***	***

shall be not less than a guaranteed value of : Average SR = ***

2.3	Take-off

JAR take-off field length at an Aircraft gross weight of *** at the start of ground run at sea level pressure altitude in ISA+15°C conditions shall be not more than a guaranteed value of :  ***

2.4	Second Segment Climb

The Aircraft shall meet JAR regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.3

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 4B	Page 2/6

LETTER AGREEMENT No. 4B

2.5	***

2.6	***

3.	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weight Empty of   ***

This is the Manufacturer's Weight Empty as defined in Section 13-10.00.00 of the Specification amended by the SCN’s as defined in paragraph 1 above and is subject to adjustment as defined in paragraph 6.

4.	GUARANTEE CONDITIONS

4.1.	The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Specification.

4.2.
For the determination of JAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1.	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.2.2.	When establishing en-route one engine inoperative climb performance the air conditioning bleed shall be on but no air will be bled from the engines for anti-icing.

4.3.
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in paragraph 5.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

Cruise performance at *** and above is based on a centre of gravity position of ***.

4.4.
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

4.5.   Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 4B	Page 3/6

LETTER AGREEMENT No. 4B

5.	GUARANTEE COMPLIANCE

5.1.
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2.	Compliance with the take-off, second segment, en-route one engine inoperative and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

5.3.
Compliance with those parts of the guarantees defined in paragraph 2 not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A330-200 aircraft of the same aerodynamic configuration as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft..

5.4.	Compliance with the Manufacturer's Weight Empty guarantee defined in paragraph 3 shall be demonstrated with reference to a weight compliance report.

5.5.
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6.	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7.	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's A330-200 Aircraft

6.	ADJUSTMENT OF GUARANTEES

6.1.
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2.	The Guarantees apply to the Aircraft as described in paragraph 1 and may be adjusted in the event of :

b)       Any further configuration change which is the subject of a SCN
b)       Variation in actual weights of items defined in Section 13-10 of the Specification

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 4B	Page 4/6

LETTER AGREEMENT No. 4B

7.	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

8.	***

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 – CSN – 09/07
CC – C 337.0045/07	Letter Agreement No. 4B	Page 5/12

LETTER AGREEMENT No. 4B

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN			AIRBUS S.A.S.
AIRLINES COMPANY LIMITED

By	:	/s/ Xu Jiebo	By	:	/s/ Christophe Mourey

Name	:	Xu Jiebo	Name	:	Christophe Mourey

Its	:	___________________________	Its	: Senior Vice President Contracts

Date	:	October 24, 2007	Date	:	October 24, 2007

CHINA SOUTHERN AIRLINES (GROUP)
IMPORT AND EXPORT TRADING CORPORATION

By:	/s/ Zeng Zixiang

Name:	Zeng Zixiang

Its:	___________________________

Date:	October 24, 2007

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Letter Agreement No. 4B	Page 6/6

LETTER AGREEMENT No. 4C

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Baiyun Airport, Guangzhou 510405
People’s Republic of China

Subject : A330-200 AIRCRAFT PERFORMANCE GUARANTEES RR

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION  (as the, “Consenting Party”) and AIRBUS S.A.S. ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 4C	Page 1/6

LETTER AGREEMENT No. 4C

1.	AIRCRAFT CONFIGURATION

The guarantees defined below ("the Guarantees") are applicable to the A330-200 Aircraft as described in the Technical Specification ***, as amended by the Specification Change Notices (“SCN’s”) for:

(i)	implementation of Rolls Royce RR TRENT 772B engines

(ii)	increase of design weights to:
Maximum Take-off Weight (MTOW)	***
Maximum Landing Weight (MLW)	***
Maximum Zero Fuel Weight (MZFW)	***

without taking into account any further changes thereto as provided in the Agreement (“the Specification”).

2.	GUARANTEED PERFORMANCE

2.1	Speed

Level flight speed at an Aircraft gross weight of *** at a pressure altitude of 35,000 ft in ISA conditions using a thrust not exceeding maximum cruise thrust shall be not less than the guaranteed Mach number value of: ***.

2.2	Specific Range

The average nautical miles per kilogram of fuel at the weights and altitudes defined below in ISA conditions at a true Mach number of ***
Weight	Pressure Altitude
***	***
***	***
***	***
***	***
***	39,000 ft

shall be not less than a guaranteed value of : Average SR = ***.

2.3	Take-off

JAR take-off field length at an Aircraft gross weight of *** at the start of ground run at sea level pressure altitude in ISA+15°C conditions shall be not more than a guaranteed value of : ***.

2.4	Second Segment Climb

The Aircraft shall meet JAR regulations for one engine inoperative climb after take-off, undercarriage retracted, at a weight corresponding to the stated weight at the start of ground run at the altitude and temperature and in the configuration of flap angle and safety speed required to comply with the performance guaranteed in paragraph 2.3

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 4C	Page 2/6

LETTER AGREEMENT No. 4C

2.5	Landing Field Length

JAR certified dry landing field length at an Aircraft gross weight of *** at sea level pressure altitude shall be not more than a guaranteed value of : ***.

2.6	***

3.	MANUFACTURER'S WEIGHT EMPTY

The Seller guarantees a Manufacturer's Weight Empty of ***

This is the Manufacturer's Weight Empty as defined in Section 13-10.00.00 of the Specification amended by the SCN’s as defined in paragraph 1 above and is subject to adjustment as defined in paragraph 6.

4.	GUARANTEE CONDITIONS

4.1.	The performance certification requirements for the Aircraft, except where otherwise stated, will be as stated in Section 02 of the Specification.

4.2.
For the determination of JAR take-off and landing performance a hard level dry runway surface with no runway strength limitations, no line-up allowance, no obstacles, zero wind, atmosphere according to ISA, except as otherwise stated and the use of speedbrakes, flaps, landing gear and engines in the conditions liable to provide the best results will be assumed.

4.2.1.	When establishing take-off and second segment performance no air will be bled from the engines for cabin air conditioning or anti-icing.

4.2.2.	When establishing en-route one engine inoperative climb performance the air conditioning bleed shall be on but no air will be bled from the engines for anti-icing.

4.3.
Climb, cruise and descent performance associated with the Guarantees will include allowances for normal electrical load and for normal engine air bleed and power extraction associated with maximum cabin differential pressure as defined in Section 21-30.31 of the Specification. Cabin air conditioning management during performance demonstration as described in paragraph 5.3 may be such as to optimize the Aircraft performance while meeting the minimum air conditioning requirements defined above. Unless otherwise stated no air will be bled from the engines for anti-icing.

Cruise performance at *** and above is based on a centre of gravity position of ***.

4.4.
The engines will be operated using not more than the engine manufacturer's maximum recommended outputs for take-off, maximum go-round, maximum continuous, maximum climb and cruise for normal operation unless otherwise stated.

4.5. Where applicable the Guarantees assume the use of an approved fuel having a density of *** and a lower heating value of ***.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 4C	Page 3/6

LETTER AGREEMENT No. 4C

5.	GUARANTEE COMPLIANCE

5.1.
Compliance with the Guarantees shall be demonstrated using operating procedures and limitations in accordance with those defined by the certifying Airworthiness Authority and by the Seller unless otherwise stated.

5.2.	Compliance with the take-off, second segment, en-route one engine inoperative and landing elements of the Guarantees will be demonstrated with reference to the approved Flight Manual.

5.3.
Compliance with those parts of the guarantees defined in paragraph 2 not covered by the requirements of the certifying Airworthiness Authority shall be demonstrated by calculation based on data obtained during flight tests conducted on one (or more, at the Seller's discretion) A330-200 aircraft of the same aerodynamic configuration as those Aircraft purchased by the Buyer and incorporated in the In-Flight Performance Program and data bases ("the IFP") appropriate to the Aircraft..

5.4.	Compliance with the Manufacturer's Weight Empty guarantee defined in paragraph 3 shall be demonstrated with reference to a weight compliance report.

5.5.
Data derived from tests will be adjusted as required using conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with the Guarantees.

5.6.	Compliance with the Guarantees is not contingent on engine performance defined in the engine manufacturer's specification.

5.7.	The Seller undertakes to furnish the Buyer with a report or reports demonstrating compliance with the Guarantees at, or as soon as possible after, the delivery of each of the Buyer's A330-200 Aircraft

6.	ADJUSTMENT OF GUARANTEES

6.1.
In the event of any change to any law, governmental regulation or requirement or interpretation thereof ("rule change") by any governmental agency made subsequent to the date of the Agreement and such rule change affects the Aircraft configuration or performance or both required to obtain certification the Guarantees shall be appropriately modified to reflect the effect of any such change.

6.2.	The Guarantees apply to the Aircraft as described in paragraph 1 and may be adjusted in the event of :

a)	Any further configuration change which is the subject of a SCN
b)	Variation in actual weights of items defined in Section 13-10 of the Specification

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 4C	Page 4/6

LETTER AGREEMENT No. 4C

7.	EXCLUSIVE GUARANTEES

The Guarantees are exclusive and are provided in lieu of any and all other performance and weight guarantees of any nature which may be stated, referenced or incorporated in the Specification or any other document.

8.	***

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 4C	Page 5/6

LETTER AGREEMENT No. 4C

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN			AIRBUS S.A.S.
AIRLINES COMPANY LIMITED

By	:	/s/ Xu Jiebo	By	:	/s/ Christophe Mourey

Name	:	Xu Jiebo	Name	:	Christophe Mourey

Its	:	____________________	Its	: Senior Vice President Contracts

Date	:	October 24, 2007	Date	:	October 24, 2007

CHINA SOUTHERN AIRLINES (GROUP)
IMPORT AND EXPORT TRADING CORPORATION

By:	/s/ Zeng Zixiang

Name:	Zeng Zixiang

Its:	___________________________

Date:	October 24, 2007

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 4C	Page 6/6

LETTER AGREEMENT Nο. 5

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Baiyun Airport, Guangzhou 510405
People’s Republic of China

Subject : MISCELLANEOUS

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION  (as the, “Consenting Party”) and AIRBUS S.A.S. ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 5	Page 1/8

LETTER AGREEMENT Nο. 5

1.	CLAUSE 5 PAYMENTS

1.1	The Buyer and the Seller acknowledge that sub-Clause 5.3.5 of this Agreement shall not be applicable.

1.2	The Buyer and the Seller agree to delete sub-Clause 5.5 in its entirety and replace it with the following:

QUOTE
5.5    ***

***
UNQUOTE

1.3	The Buyer and the Seller agree to delete sub-Clause 5.8.1 in its entirety and replace it with the following:

QUOTE
5.8.1           ***
UNQUOTE

1.4	The Buyer and the Seller agree to delete sub-Clause 5.10 in its entirety and replace it with the following:

QUOTE
5.10           ***

***
UNQUOTE

1.5	1.4	The Buyer and the Seller agree to delete sub-Clause 5.11.1 in its entirety and replace it with the following:

QUOTE
5.11.1        ***

***
UNQUOTE

1.6	The Buyer and the Seller agree to delete sub-Clause 5.11.2 in its entirety and replace it with the following:

QUOTE
5.11.2 ***

UNQUOTE

2.	CLAUSE 7 CERTIFICATION

2.1	Notwithstanding the terms of sub-Clause 7.3.1 (ii), the Buyer and the Seller agree to add the following sentence to sub-Clause 7.3.1 (ii):

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 5	Page 2/8

LETTER AGREEMENT Nο. 5

QUOTE
***
QUOTE

2.2	The Buyer and the Seller agree to add to Sub-Clause 7.4.1 the following sentence:

QUOTE
***
UNQUOTE

2.3	The Buyer and the Seller agree to delete sub-Clause 7.4.2 in its entirety and replace it with the following:

QUOTE
***
UNQUOTE

3.	CLAUSE 8 BUYER TECHNICAL ACCEPTANCE

3.1	The Buyer and the Seller agree to delete the second (2nd) paragraph of sub-Clause 8.4 in its entirety and replace it with the following:

QUOTE
***
UNQUOTE

4.	CLAUSE 9 DELIVERY

4.1	The parties agree to delete sub-Clause 9-3-2 in its entirety and replace it with the following:

QUOTE
9.3.2	***

9.3.3	***

5.	CLAUSE 10 EXCUSABLE DELAY

5.1	The parties agree to delete sub-Clause 10.2 in its entirety and replace it with the following:

QUOTE
10.2	***
UNQUOTE

5.2	The parties agree to delete sub-Clause 10.5 in its entirety and replace it with the following:

QUOTE
10.5	***
UNQUOTE

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 5	Page 3/8

LETTER AGREEMENT Nο. 5

5.3	The Buyer and the Seller agree to add a new Clause 10.6:

QUOTE
10.6	***
UNQUOTE

6.	CLAUSE 11 NON EXCUSABLE DELAY

6.1	The parties agree to delete sub-Clause 11.1 in its entirety and replace it with the following:

QUOTE
11.1               ***
UNQUOTE

6.2	The parties agree to delete sub-Clause 11.3 in its entirety and replace it with the following:

QUOTE
11.3               ***

UNQUOTE

6.3	The parties agree to add a new sub-Clause 11.5:

QUOTE
11.5	***
UNQUOTE

7.	CLAUSE 12 WARRANTY

7.1	The parties agree to add the following sentence to sub-Clause 12.1.3:

QUOTE
***
UNQUOTE

7.2	The parties agree to delete sub-Clause 12.1.4.2 in its entirety and replace it with the following:

QUOTE
12.1.4.2  ***

UNQUOTE

7.3	The parties agree to add the following sentence to sub-Clause 12.1.6.2:

QUOTE
***
UNQUOTE

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 5	Page 4/8

LETTER AGREEMENT Nο. 5

7.4	The parties agree to delete sub-Clause 12.1.6.3 in its entirety and replace it with the following:

QUOTE
***
UNQUOTE

7.5	The parties agree to delete the first paragraph of sub-Clause 12.1.6.4 and add the following sentence to sub-Clause 12.1.6.4:

QUOTE
***
UNQUOTE

7.6	The parties agree to add the following sentence to sub-Clause 12.4.1:

QUOTE
***
UNQUOTE

8.	CLAUSE 14 TECHNICAL DATA AND SOFTWARE SERVICES

8.1	The parties agree to delete sub-Clause 14A.5 in its entirety and replace it with the following:

QUOTE
***
UNQUOTE

8.2	The parties agree to add the following sentence to sub-Clause 14A.7:

QUOTE
***
UNQUOTE

8.3	The parties agree to add to sub-Clause 14A.9.3 the following sentence:

QUOTE
***
UNQUOTE

9.           CLAUSE 15 SELLER REPRESENTATIVE

9.1	The Buyer and the Seller acknowledge that sub-Clauses15.3.2, 15.3.3, 15.3.4 and 15.3.7 of this Agreement shall not be applicable.

10.	CLAUSE 16 TRAINING AND TRAINING AIDS

10.1	The Seller and the Buyer agree to add a new sub-Clause16.3.5.4:

QUOTE
16.3.5.4 ***

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 5	Page 5/8

LETTER AGREEMENT Nο. 5

UNQUOTE

16.4	The parties agree to delete sub-Clause 16.5.2.2 and 16.5.2.3 in their entirety and replace it with the following:

QUOTE
16.5.2.2 ***
UNQUOTE

16.5	The parties agree to add to sub-Clause 16.7.2 the following sentences:

QUOTE
***
UNQUOTE

11           CLAUSE 20 TERMINATION

11.1	The parties agree to delete sub-Clause 20.4 in its entirety and replace it with the following:

QUOTE
20.4   ***
UNQUOTE

12           CLAUSE 22 MISCELANEOUS PROVISIONS

The parties agree to delete sub-Clause 22.4.2 in its entirety and replace it with the following:

QUOTE
***
UNQUOTE

13.           EXHIBIT H MATERIAL SUPPLY AND SERVICES

13.1	The parties agree to delete sub-Clause 4.1.4 of the Exhibit H in its entirety and replace it with the following:

  QUOTE
4.1.4	***
  UNQUOTE

13.2	The parties agree to delete the second paragraph of sub-Clause 3.3 and replace it with the following:

QUOTE
***
UNQUOTE

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 5	Page 6/8

LETTER AGREEMENT Nο. 5

14.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

15.	CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 5	Page 7/8

LETTER AGREEMENT Nο. 5

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN			AIRBUS S.A.S.
AIRLINES COMPANY LIMITED

By	:	/s/ Xu Jiebo	By	:	/s/ Christophe Mourey

Name	:	Xu Jiebo	Name	:	Christophe Mourey

Its	:	____________________	Its	: Senior Vice President Contracts

Date	:	October 24, 2007	Date	:	October 24, 2007

CHINA SOUTHERN AIRLINES (GROUP)
IMPORT AND EXPORT TRADING CORPORATION

By:	/s/ Zeng Zixiang

Name:	Zeng Zixiang

Its:	___________________________

Date:	October 24, 2007

*** This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Letter Agreement No. 5	Page 8/8

LETTER AGREEMENT N° 6

CHINA SOUTHERN AIRLINES COMPANY LIMITED
Baiyun Airport, Guangzhou 510405
People’s Republic of China

SUBJECT: ADDITIONNAL SOFTWARE SERVICES

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION  (as the, “Consenting Party”) and AIRBUS S.A.S. (the "Seller") have entered into a Purchase Agreement (the "Agreement") dated as of even date herewith, which covers, among other things, the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft, under the terms and conditions in said Agreement. The Buyer and the Seller have agreed to set forth in this Letter Agreement N° (the “Letter Agreement”) certain additional terms and conditions regarding the sale of the Aircraft.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution hereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all the provisions of the Agreement, as such provisions have been specifically amended pursuant to this Letter Agreement. If there is any inconsistency between the provisions of the Agreement and the provisions of this Letter Agreement then the provisions of this Letter Agreement will govern.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 6	Page 1/9

LETTER AGREEMENT N° 6

The Seller has developed a range of products, which are aimed at supporting the Buyer in the operation of the Aircraft.

The Seller shall provide to the Buyer the products and services described hereafter at the conditions defined herein (hereinafter referred to as “Additional Software”).

1.	AIRMAN

1.1	Description

Airman is a ground software dedicated to maintenance operations for aircraft equipped with on-board monitoring systems.

The three major functions of Airman are line maintenance, hangar maintenance and engineering, as further described hereunder.

1.1.1	Line Maintenance Function (Transit check)

The line maintenance function provides a real time direct access to all maintenance data related to an Aircraft event. It therefore guides line maintenance personnel when troubleshooting the Aircraft. It also allows line mechanics to prepare the maintenance actions while the Aircraft is still flying.

1.1.2	Hangar Functions (Daily check)

With the use of this function of Airman, the Buyer shall be able to anticipate non-scheduled maintenance actions, which can be performed during night checks or integrated into a scheduled maintenance visit.

1.1.3	Engineering functions

By accessing the maintenance history, which is stored in Airman, detailed reports can be generated to monitor parameters that affect Aircraft reliability and maintenance efficiency. The data can be analysed per fleet, per system, per type of report and for any period of time. This enables the tool to be used to analyse trends and to identify issues that are affecting the operation of the fleet.

1.2	Commercial Conditions

Airman shall be provided to the Buyer ***

(i)
the Buyer’s fleet of A330 aircraft already in operation with the Buyer and still to be delivered in accordance with existing valid purchase agreements between the Buyer and the Seller as of signature of this Letter Agreement, and for;

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 6	Page 2/9

LETTER AGREEMENT N° 6

(ii)	the Aircraft of the Agreement.

The *** will start from the date of installation of Airman.

After said ***, Airman shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

1.3	Delivery and Installation

The prerequisites to the functioning of Airman and conditions of site preparation shall be indicated by the Seller to the Buyer, who shall be sole responsible for ensuring that all hardware and/or equipment necessary for installing Airman is available and operative.

Airman shall be delivered in digital media form. Delivery shall be mutually scheduled and agreed between the parties.

Airman shall be installed by the personnel of the Buyer and/or the Seller and/or its subcontractors, as the case may be.

The Seller may assist the Buyer with the installation of Airman at the Buyer’s facilities upon the Buyer’s request and subject to conditions to be specified by the Seller, including but not limited to transportation costs and living expenses for representatives of the Seller assisting with such installation. Such assistance shall follow notification in writing that the prerequisites to such installation, as notified by the Seller, are met to enable the installation.

The Seller, its Affiliates and/or their respective subcontractors, shall be held harmless from any and all damage to any person (except employees of the Seller, and/or their respective subcontractors) and/or to property (except the property of the Seller, its Affiliates and/or their respective subcontractors) caused by or in any way connected to the handling and/or installation of Airman.

1.4	Training

Regular administrator training sessions on Airman features are organised at the Seller’s training facilities.

Such training shall be subject to the terms and conditions under Clause 16 of the Agreement.

Additionally, the ***

1.5	Licence

The licensing conditions for the use of Airman shall be as set forth in Exhibit I of the Agreement, “License for use of software”.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 6	Page 3/9

LETTER AGREEMENT N° 6

2.	LESS PAPER IN THE COCKPIT (LPC)

2.1	Description

Less Paper in the Cockpit (LPC) is an Airbus software provided in digital media form enabling the Buyer to consult Airbus Aircraft performance programs and the operational Technical Data for the Airbus Aircraft.

The modules covered by the LPC package and selected by the Buyer are the following:

-	***

-	***

-	***

-	***

-	***

-	***

LPC shall be supplied to the Buyer together with administration tools to be specified by the Seller such as the MMEL Starter Pack enabling the conversion of SGML format format to either FrameMaker format or RTF format.

2.2	Commercial Conditions

The LPC modules shall be provided to the Buyer ***for:

(i)
the Buyer’s fleet of A330 aircraft already in operation with the Buyer and still to be delivered in accordance with existing valid purchase agreements between the Buyer and the Seller as of signature of this Letter Agreement, and for;

(ii)	the Aircraft of the Agreement.

The *** will start from the date of installation of LPC.

After said ***, the LPC Modules shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

2.3	Deliveries and Installation

The prerequisites to the functioning of LPC and conditions of site preparation, including but not limited to the Aircraft installation/availability with flight deck power supply, shall be indicated by the Seller to the Buyer, the latter being solely responsible for ensuring that all hardware and/or equipment necessary for installing LPC is available and operative.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 6	Page 4/9

LETTER AGREEMENT N° 6

LPC shall be delivered in digital media form. Delivery shall be mutually scheduled and agreed between the parties.

***.

LPC shall be installed by the personnel of the Buyer.

***

The Seller its Affiliates and/or their respective subcontractors be shall be held harmless from any and all damage to any person (except employees of the Seller, its Affiliates and/or their respective subcontractors) and/or to property (except he property of the Seller, its Affiliates and/or their respective subcontractors) caused by or in any way connected to the handling and/or installation of LPC.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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LETTER AGREEMENT N° 6

2.4	Training

Regular administrator training sessions on LPC features are organised at the Seller’s training facilities.

Such training shall be subject to the terms and conditions under Clause 16 of this Agreement.

Additionally, the ***.

2.5	Licence

The licensing conditions for the use of LPC shall be as set forth in Exhibit I, “License for use of software”.

3.	AirFASE

3.1	Technical description

AirFASE is a measurement, analysis and reporting software tool that detects and analyses flight operations, as well as deviation trends, by monitoring operational performance.

AirFASE shall be provided with flight profiles applicable to the Aircraft.

3.2	Commercial Conditions

AirFASE shall be provided to the Buyer *** for:

(i)
the Buyer’s fleet of A330 aircraft already in operation with the Buyer and still to be delivered in accordance with existing valid purchase agreements between the Buyer and the Seller as of signature of this Letter Agreement, and for,

(ii)	the Aircraft of the Agreement.

The *** will start from the date of installation of AirFase.

After said ***, AirFASE shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

3.3	Delivery and Installation

The prerequisites to the functioning of AirFASE and conditions of site preparation shall be indicated by the Seller to the Buyer, the latter being the sole responsible for ensuring that all hardware and/or equipment necessary for installing AirFASE is available and operative.

The delivery of AirFASE shall be mutually scheduled and agreed between the parties. AirFASE shall be delivered with a user guide.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 6	Page 6/9

LETTER AGREEMENT N° 6

The Seller, its Affiliates and/or their respective subcontractors shall be held harmless from any  and all damage to any person (except employees of the Seller, its Affiliates and/or their respective subcontractor) and/or to property (except the property of the Seller and/or its Affiliates) caused by or in any way connected to the handling and/or installation of AirFASE.

3.4	Training

Additionally, the ***.

***

3.5	License

The licensing conditions for the use of AirFASE shall be as set forth in Exhibit I of the  Agreement, “License for use of software”.

4.	SUPPORT

A description of the support and maintenance services for the Additional Software is available in the Service Level Agreement (the “SLA”) as included in the Seller’s Customer Services Catalog.

Any support, assistance or training over and above such services shall be provided upon request by the Buyer on a chargeable basis.

Practical information, such as hotline, telephone numbers or contact persons, shall be given to the Buyer before installation and shall be updated on a regular basis

5.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer hereunder shall not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph shall be void and of no force or effect.

6.	CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 6	Page 7/9

LETTER AGREEMENT N° 6

8.	COUNTERPARTS

This Letter Agreement may be signed in any number of separate counterparts.  Each counterpart, when signed and delivered (including counterparts delivered by facsimile transmission) shall be an original, and the counterparts together shall constitute one and the same instrument.

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

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CC-C 337.0045/07	Letter Agreement No. 6	Page 8/9

LETTER AGREEMENT N° 6

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN	AIRBUS S.A.S.
AIRLINES COMPANY LIMITED

By	:	/s/ Xu Jiebo	By	:	/s/ Christophe Mourey

Name	:	Xu Jiebo	Name	:	Christophe Mourey

Its	:		Its	:	Senior Vice President Contracts

Date	:	October 24, 2007	Date	:	October 24, 2007

CHINA SOUTHERN AIRLINES (GROUP)
IMPORT AND EXPORT TRADING CORPORATION

By:	/s/ Zeng Zixiang

Name:	Zeng Zixiang

Its:

Date:	October 24, 2007

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Letter Agreement No. 6	Page 9/9

SIDE LETTER No.1

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION
Bai Yun Airport
Guangzhou 510405
People's Republic of China

Subject: ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION  (as the, “Consenting Party”) and Airbus S.A.S. (the "Seller") have entered into an purchase agreement ("the Agreement") dated as of even date herewith, which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Side Letter shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Side Letter, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter.

***

[***Following page omitted***]

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Side Letter No. 1	Page 1/2

SIDE LETTER No.1

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

By : /s/ Xu Jiebo	By: /s/ Christophe Mourey

Name: Xu Jiebo	Name: Christophe Mourey

Title:	Title: Senior Vice President Contracts

Agreed and Accepted

For and on behalf of

CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION

By:	/s/ Zeng Zixiang

Name:	Zeng Zixiang

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Side Letter No. 1	Page 2/2

SIDE LETTER No.2

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION
Bai Yun Airport
Guangzhou 510405
People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION  (as the, “Consenting Party”) and AIRBUS S.A.S. "the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Side Letter No. 2	Page 1/2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

By : /s/ Xu Jiebo	By: /s/ Christophe Mourey

Name: Xu Jiebo	Name: Christophe Mourey

Title:	Title: Senior Vice President Contracts

CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION

By:	/s/ Zeng Zixiang

Name:	Zeng Zixiang

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Side Letter No. 2	Page 2/2

SIDE LETTER No.3

CHINA SOUTHERN AIRLINES COMPANY LIMITED
& CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION
Bai Yun Airport
Guangzhou 510405
People's Republic of China

Subject : ***

CHINA SOUTHERN AIRLINES COMPANY LIMITED (the "Buyer") and CHINA SOUTHERN AIRLINES (GROUP) IMPORT AND EXPORT TRADING CORPORATION  (as the, “Consenting Party”) and AIRBUS S.A.S. ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Now, with respect to the Aircraft, the Buyer and the Seller agree the following:

***

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Side Letter No. 3	Page 1/2

If the foregoing correctly sets forth our understanding, please execute three (3) originals in the space provided below and return one (1) original of this Side Letter to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

CHINA SOUTHERN AIRLINES	AIRBUS S.A.S.
COMPANY LIMITED

By : /s/ Xu Jiebo	By: /s/ Christophe Mourey

Name: Xu Jiebo	Name: Christophe Mourey

Title:	Title: Senior Vice President Contracts

CHINA SOUTHERN AIRLINES (GROUP) IMPORT
AND EXPORT TRADING CORPORATION

By:	/s/ Zeng Zixiang

Name:	Zeng Zixiang

Title:

***  This information is subject to confidential treatment and has been omitted and filed separately with the Commission.

A330 - CSN – 09/07
CC-C 337.0045/07	Side Letter No. 3	Page 2/2